[FRONT COVER]

Aetna Mutual Funds


Annual
Report
October 31, 1996


[Aetna logo]

Table of Contents

President's Letter.....................................   1

Investment Review......................................   2

Portfolios of Investments:

   Aetna Money Market Fund.............................  22

   Aetna Government Fund...............................  27

   Aetna Bond Fund.....................................  28

   The Aetna Fund......................................  30

   Aetna Growth and Income Fund........................  39

   Aetna Growth Fund...................................  59

   Aetna Small Company Fund............................  61

   Aetna International Growth Fund.....................  64

Statements of Assets and Liabilities...................  72

Statements of Operations...............................  76

Statements of Changes in Net Assets....................  80

Notes to Financial Statements..........................  88

Financial Highlights................................... 102

Independent Auditors' Report........................... 118

Special Meeting of Shareholders........................ 119

President's Letter

Dear Fellow Shareholder:

Thank you for your confidence in Aetna and your investment in Aetna Mutual Funds. We are pleased to bring you this annual report of the status and performance of your Funds.

During the past few months, we have implemented several actions to focus our Fund management efforts. At three separate Special Meetings, shareholders gave strong approval of recommendations of the Board of Directors. We are pleased to have Aeltus Investment Management, Inc. as subadvisor to the Funds; a decision which allows Aetna to consolidate its investment management expertise. We also completed liquidation of the Tax-Free Fund and the merger of the Asian Growth Fund into the International Growth Fund. We appreciate your support of these actions which we believe will better position the Funds to meet our Shareholders' investment needs.

In the financial markets, the past year has seen a slowdown of the economy and little change in interest rates. Inflation has remained remarkably stable despite concerns earlier in the year. This trend has resulted in an increase in bond prices and growth in the stock market. We see this moderate growth, low inflation and stable interest rate scenario continuing into 1997. Although this may be favorable for investments in the bond markets, we are cautious or somewhat neutral to cautious about the performance of the stock markets in 1997.

The trend in our domestic economy has been reflected world-wide and has helped rally the global equity market. With the exception of Japan, all major foreign markets have performed well aided by the strengthening of the U.S. dollar and increased exports.

Finally, additions to our investment staff have continued to enhance our management and quantitative research capabilities. We are pleased with the results of improvements in our stock selection disciplines, portfolio implementation processes and investment research.

Aetna Mutual Funds have shared in the continued growth of the mutual fund industry in 1996. Past performance is no assurance of future returns. We are pleased to help you meet your retirement and investment needs by bringing you quality products and services.

Thank you again for investing in our Funds.

Yours sincerely,

/s/Shaun P. Mathews

Shaun P. Mathews
President

                                              Aetna Mutual Funds Annual Report 1

                                                      Aetna Money Market Fund
                                                            Growth of $10,000

                Average Annual Total Returns for the Year Ended
                                October 31, 1996

                              1 Year         3 Year         Inception*
Select Class                  5.44%          5.10%          4.56%
Adviser Class                 5.44%          n/a            4.55%

                                       Dec-91
Aetna Money Market Fund (Select Class)  10000 10104  10210  10308  10404  10488  10572  10656  10744  10834  10934  11057  11205
Donoghue Public Money Market Funds      10000 10096  10184  10263  10334  10404  10472  10541  10611  10684  10773  10878  11003

                                                                                        Oct-96
Aetna Money Market Fund (Select Class)  11365  11536  11706  11875  12031  12187  12347  12402
Donoghue Public Money Market Funds      11148  11299  11446  11592  11731  11869  12009



Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Donoghue Public Money Market Funds represents the average return for the universe of public money market funds.

* Date of inception for the Select Class was December 27, 1991, and April 15, 1994 for the Adviser Class.

                             Aetna Money Market Fund

The total return for Aetna Money Market Fund Select Class shares for the twelve month period ended October 31, 1996 was 5.44%, exceeding the 4.89% return of the average taxable money market fund as reported by IBC/Donoghue.+ As of October 31, 1996, the Fund reported a 7-day yield of 5.18% with an average portfolio maturity of 52 days.

After remaining relatively short for most of the reporting period, the average maturity of the Fund was lengthened over the past several months to reflect the change in our outlook for short-term interest rates. We interpreted the unchanged policy stance at the September FOMC (Federal Open Market Committee) meeting as a signal that short-term interest rates would remain stable for the remainder of the year.

The Fund was able to enhance average portfolio yield by increasing its allocation to asset-backed securities. These are AAA-rated securities, generally collateralized by a pool of assets such as automobile loans, credit card receivables or computer leases. Investors are compensated with additional yield for the special repayment schedules and increased complexity of the structure of these securities. Incremental yield was also added through the selective use of corporate and medium-term notes favored over commercial paper.

Our near term strategy is to remain relatively neutral. The slowdown of the economy in the third quarter points to below-trend growth for the second half of the year. Thus far, the Federal Reserve has managed to leave interest rates unchanged since early January. We expect more of the same into early 1997.

+ Aetna Money Market Adviser Class shares performance for the year ended October 31, 1996 was 5.44%. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

An investment in the Aetna Money Market Fund is neither insured nor guaranteed by the United States Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


 Quality Ratings
Tier 1                                    97.1%
Tier 2                                     2.9%

 Maturity Distribution
1-30 days                                 48.4%
31-60 days                                15.2%
61-90 days                                 6.2%
91-120 days                                9.5%
121-180 days                              10.6%
181-397 days                              10.1%

                                              Aetna Mutual Funds Annual Report 3

                                                       Aetna Government Fund
                                                           Growth of $10,000


                Average Annual Total Returns for the Year Ended
                                October 31, 1996

                                   1 Year         Inception*
Select Class                        4.43%           5.34%
Adviser Class                       2.75%           4.44%


                                       Dec-93                                                                             Oct-96
Aetna Government Fund (Select Class)    10000  9790   9739   9784   9811  10254  10779  10932  11380  11173  11196  11382  11583
Lehman Government Bond Index            10000  9699   9588   9629   9662  10118  10745  10935  11435  11176  11230  11419  11670

Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

* Date of inception for the Select Class was December 22, 1993, and April 15, 1994 for the Adviser Class.

                              Aetna Government Fund

The total return of Aetna Government Fund Select Class shares for the twelve month period ended October 31, 1996 was 4.43% versus a 5.12% return of the Lehman Brothers Government Bond Index, an unmanaged index.+ The Fund's defensive posture over the past several months did not allow it to fully participate in the recent market rally. Relative to its peer group, the Shares' performance ranked in the top 52% (187 out of 363) of the general government bond funds monitored by Morningstar.+

Treasury yields at the end of the reporting period were relatively unchanged from a year ago. The yield curve, which plots current bond yields against bond maturities, steepened as 3-month Treasury Bill yields fell 0.35% while the bellwether 30-year Treasury bond yield rose 0.31%. Bond prices fell earlier in the year on fears of a stronger economy, stabilized mid year on mixed data and then rallied in recent months on weaker economic data.

The technicals have also been favorable for bonds in recent months. The U.S. markets have looked very attractive to outsiders as the dollar gathered strength and concerns over higher interest rates began to subside. Strong overseas buying has provided technical support to the bond market as foreign central bank holdings of U.S. Treasuries reached record levels of $600 billion.

Within the Fund, mortgage-backed securities performed well in the first half of the year but lagged in recent months as lower interest rates sparked concerns over heightened mortgage prepayment activity. The overweighting in shorter-term securities served the Fund well in the first half of the year, but had less of an impact in the second half. The overweight allocation to government agency securities contributed positively to performance as yield differentials to Treasuries reached historically tight (low) levels.

Our near term outlook for the bond market is relatively neutral. The second half of 1996 will come in at below trend economic growth which should allow the Federal Reserve to leave rates relatively untouched. Although labor markets remain tight, there appears to be few signs of inflationary pressure. The moderate growth and low inflation scenario suggest to us that bond yields should remain relatively stable into the early part of next year. The greatest risks to the scenario are a strong rebound in domestic spending or a resurgence of growth in Europe and/or Japan that would place some upward pressure on bond yields. We will continue to monitor these and other possibilities quite closely.

+ Aetna Government Fund Adviser Class shares performance for the year ended October 31, 1996 was 3.75%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 79% (288 out of 363) of Morningstar's general government bond fund universe. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.


Quality Ratings
AAA                                   84.6%
A                                      4.5%
Cash or Equivalents                   10.9%

Maturity Distribution
 0-1  years                           20.0%
 1-5  years                           18.3%
 5-10 years                           23.8%
10-20 years                           29.0%
20 +  years                            8.9%

                                              Aetna Mutual Funds Annual Report 5

                                                             Aetna Bond Fund
                                                           Growth of $10,000

                Average Annual Total Returns for the Year Ended
                                October 31, 1996

                                   1 Year         3 Year         Inception*
Select Class                       5.09%          4.97%            6.72%
Adviser Class                      3.27%            n/a            6.31%

                                       Dec-91
Aetna Bond Fund (Select Class)          10000  9900  10290  10860  10670  11160  11470  11771  11820  11530  11333  11428  11432
Lehman Aggregate Bond Index             10000  9872  10271  10712  10741  11185  11481  11781  11788  11450  11332  11401  11444


                                                                                  Oct-96
Aetna Bond Fund (Select Class)    11921  12610  12827  13379  13171  13225  13463  13696
Lehman Aggregate Bond Index       12021  12753  13003  13557  13317  13393  13641  13944



Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

* Date of inception for the Select Class was December 27, 1991, and April 15, 1994 for the Adviser Class.

                                 Aetna Bond Fund

Aetna Bond Fund Select Class shares generated a total return of 5.09% for the twelve month period ended October 31, 1996, versus a 5.85% return for the Lehman Brothers Aggregate Bond Index, an unmanaged index.+ The differential can be attributed to the Fund's defensive strategy which did not allow full participation in the recent market rally. In comparing performance to other high quality corporate bond funds, the Fund had a respectable ranking in the top 54% (124 out of 231) of that universe tracked by Morningstar.

Investment grade (or high quality) bonds barely earned their annual coupons as interest rates finished slightly higher for the year. The yield curve, which plots current bond yields against bond maturities, steepened modestly as 2-year Treasury yields inched up 0.12% while the 30-year Treasury yields rose 0.31%. The modest rise in yields at the end of the period belie the uncertainty and volatility experienced by the market in the interim. Bond prices tumbled in the first part of the year on fears of a strengthening economy, but eventually stabilized over the summer months. Then, evidence of a slowing economy, a strengthening dollar and strong overseas demand combined to boost bond prices, causing the yield on long Treasury bonds to fall by 0.50%.

During the first half of the year, mortgage-backed securities led performance as interest rates rose early in the year while corporate bonds outperformed in the second half of the period. The overall environment has been favorable for most corporations as improved earnings helped strengthen credit quality profiles, an occurrence that generally causes bond prices to rise. Good supply technicals and strong investor demand brought yield differentials between corporate bonds and Treasuries to near historically narrow levels. In turn, investors moved down the quality spectrum and into other asset classes such as high yield and emerging markets in the search for additional yield. As a result, lower quality bonds generally outperformed higher rated bonds and these "alternative" asset classes decisively outperformed investment grade bonds. Over the year, the Lehman Brothers High Yield Index and Emerging Americas Index, both unmanaged indices, returned 11.10% and 35.26%, respectively.

Going forward, we have moved to a neutral outlook on the economy and bond market. Thus far, we believe, the evidence supports the thesis for moderate economic growth with low inflation. A stable monetary policy should bode well for corporate bonds, which will continue to represent the largest sector allocation within the Fund. The recent modification of the Fund's investment policy will serve to increase opportunities within the bond market and enhance portfolio flexibility. However, our primary focus will continue to be on total return through a diversified portfolio of high-quality corporate bonds.

+ Aetna Bond Fund Adviser Class shares performance for the year ended October 31, 1996 was 4.27%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 88% (204 out of
231) of Morningstar's high quality corporate bond fund universe. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

Quality Ratings
AAA                                  48.0%
AA                                   19.9%
A                                    11.2%
BBB                                   3.2%
BB                                    3.2%
Other                                14.5%

Maturity Distribution
  0-1  years                         15.7%
  1-5  years                         30.7%
  5-10 years                         11.7%
 10-20 years                         20.3%
 20 +  years                         21.6%

                                              Aetna Mutual Funds Annual Report 7

                                                             The Aetna Fund
                                                          Growth of $10,000


                Average Annual Total Returns for the Year Ended
                                October 31, 1996

                              1 Year            3 Year       Inception*
Select Class                  17.63%            12.32%         10.78%
Adviser Class                 15.83%             n/a           10.31%


                                       Dec-91
The Aetna Fund (Select Class)           10000 10020  10309  10459  10669  10989  11119  11449  11709  11398  11268  11531  11509
Lehman Aggregate Bond Index             10000  9872  10271  10712  10741  11185  11481  11781  11788  11450  11332  11401  11444
S&P 500 Index                           10000  9747   9932  10245  10760  11231  11286  11577  11845  11396  11444  12004  12002
60% S&P 500/40% Lehman Aggregate        10000  9797  10068  10433  10758  11219  11373  11668  11833  11429  11412  11775  11794

                                                                                     Oct-96
The Aetna Fund (Select Class)        12053  13078  13890  14522  14907  15460  16066  16394
Lehman Aggregate Bond Index          12021  12753  13003  13557  13317  13393  13641  13944
S&P 500 Index                        13170  14428  15575  16513  17400  18179  18741  19258
60% S&P 500/40% Lehman Aggregate     12720  13758  14520  15294  15671  16127  16553  16974


Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period. All comparative indices are unmanaged.

* Date of inception for the Select Class was December 27, 1991, and April 15, 1994 for the Adviser Class.

                                 The Aetna Fund

The Aetna Fund Select Class shares generated a total return of 17.63% for the twelve month period ended October 31, 1996, as compared to the 16.55% return of the 60%/40% mix of the S&P 500 and the Lehman Aggregate Bond Index (both unmanaged indices).+ The Fund performed exceptionally well compared with the Morningstar Balanced Fund universe, ranking in the top 19% (32 out of 171) over the one year period.

The Fund's positioning and performance is best explained by breaking down the year into two distinct six month periods. The first six months, November 1995 to April 1996, was characterized by strength in the economy, higher interest rates and extreme strength in large and small company stocks. During the first six month period, the Fund maintained an overweight position in the equity sector, underweighted bonds and held relatively moderate cash positions which turned out to be the correct mix given the returns. Large capitalization stock indices (represented by the S&P 500) returned 13% while, small capitalization stock indices (Russell 2000) outpaced large caps by a 5% margin during the first six months, (both are unmanaged indices). The Fund's exposure to equities was the major contributor to performance over this period. Additionally, the Fund was overweight in both large and small cap technology stocks -- one of the leading sectors over this period. Bond prices fell considerably over the period as interest rates rose across the board for fear of an overheating economy and a Federal Reserve rate hike. Our bond exposure posted a positive return and outperformed the Lehman Aggregate Bond Index over this period due to the Fund's shorter duration and its modest emerging markets and high-yield positions.

During the second six months (May to October 1996), large capitalization stocks continued to produce strong returns, on the order of 9%, while small capitalization stocks actually subtracted from performance with a 1.4% loss. Bonds posted marginally positive performance for the period at 5.3%. In June and July, we became more cautious on stocks and scaled back the allocation to a neutral weight of 60% stocks, 40% bonds. In addition, the small cap weighting was reduced to 10% of the total portfolio. The Fund remained slightly underweight in bonds, while the proceeds of the equity sales increased the cash position. Emerging market debt exposures had very strong year-to-date performance, and profits were obtained from the sale of some of these securities. Domestic high-yield debt was a negative contributor to performance over this period, and the allocation to this sector was reduced.

Our view of the financial markets generally remains neutral-to-cautious, given the very strong market performance we've seen year-to-date, and the slowing trends in economic growth and in corporate earnings momentum into 1997. But on a positive note, we believe the slowing growth trend, if accompanied by a benign inflation environment, could present additional opportunities in the bond market.

+ The Aetna Fund Adviser Class shares performance for the year ended October 31, 1996 was 16.83%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 24% (41 out of 171) of Morningstar's Balanced Fund universe. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.


Large Cap Portfolio Sector Breakdown

                                                                    Over/(Under)
                                        Portfolio     S&P 500       Weighting
Basic Materials                             2.6%          6.5%           (3.9)%
Producer Goods & Services                  23.8%         12.6%           11.2 %
Technology                                 12.7%         11.0%            1.7 %
Consumer Goods                             37.0%         32.9%            4.1 %
Services                                    1.3%          2.4%           (1.1)%
Financial Services                         13.3%         14.8%           (1.5)%
Utilities                                   9.3%         19.8%          (10.5)%

                                              Aetna Mutual Funds Annual Report 9

Top Ten Equity Holdings

                                                     % of
                                                  Portfolio
United Technologies Corp.                           1.1%
Travelers, Inc.                                     1.0%
Cisco Systems, Inc.                                 1.0%
SunAmerica, Inc.                                    1.0%
BMC Software, Inc.                                  1.0%
Nike, Inc. Class B                                   .9%
TJX Companies, Inc.                                  .9%
Intel Corp.                                          .9%
Allied Signal, Inc.                                  .9%
Computer Associates International, Inc.              .9%

Top Five Fixed Income Holdings

                                                     % of
                                                  Portfolio
U.S. Treasury Note, 5.75%, 10/31/00                 8.3%
U.S. Treasury Bond, 5.25%, 12/31/97                 2.2%
U.S. Treasury Bond, 6.375%, 06/30/98                1.3%
African Development Bank, 8.8%, 09/01/19            1.3%
Commercial Credit Co., 8.7%, 6/15/09                1.2%

                                               Aetna Growth and Income Fund
                                                          Growth of $10,000

                 Average Annual Total Returns for the Year Ended
                                October 31, 1996

                                   1 Year         3 Year         Inception*
Select Class                       25.69%         16.47%         12.87%
Adviser Class                      23.70%           n/a          12.50%

                                       Dec-91
Aetna Growth & Income Fund
(Select Class)                          10000  9940   9940  10299  10779  11060  10929  11199  11489  11149  11093  11413  11449
S&P 500 Index                           10000  9747   9932  10245  10760  11231  11286  11577  11845  11396  11444  12004  12002

                                                                                    Oct-96
Aetna Growth & Income Fund
(Select Class)                      12127  13225  14350  15056  15884  16701  17397  17945
S&P 500 Index                       13170  14428  15575  16513  17400  18179  18741  19258


Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

* Date of inception for the Select Class was December 27, 1991, and April 15, 1994 for the Adviser Class.

                          Aetna Growth and Income Fund

The S&P 500's 24.09% return for the twelve month period ended October 31, 1996 was well above long-term historical averages. Despite the fact that interest rates trended somewhat higher during the year, corporate profit growth was strong, and inflows into equity mutual funds helped provide buying support. The total return for Aetna Growth and Income Fund Select Class shares over the same period was 25.69%, slightly ahead of the S&P 500, an unmanaged index, placing the Fund in the top 13% (63 out of 496) of all growth and income mutual funds tracked by Morningstar for the period.+

In order to better control risk and pursue enhanced return potential over the long run, we complement our large company U.S. stock holdings with investments in a variety of asset classes outside of this core group. It so happens that during the past twelve months, domestic large cap stocks, as represented by the S&P 500, had a particularly strong showing relative to other asset classes. For example, the Russell 2000 Small Cap Stock Index returned only 16.60% over the period, and international stocks, as represented by the Morgan Stanley Europe, Asia and Far East (EAFE) Index fared even worse, with a return of just 10.80%. Thus, our strategic decision to structure the portfolio to be well-diversified, which we strongly believe is a sound one, did not help us over the past year.

                                             Aetna Mutual Funds Annual Report 11

Instead, the outstanding performance of our stock selection disciplines led to our excellent performance. We made significant improvements in both our investment research and in our portfolio implementation processes over the past year, which together provide a solid foundation for future investment performance. Several key additions to our professional investment staff have greatly enhanced our quantitative research and management capabilities. We have amassed a noteworthy historical database of company financials, analyst earnings estimates, insider buying and selling, stock returns, and economic variables, and have done cutting-edge research to uncover evidence of past market inefficiencies which we exploit in our portfolios. State-of-the-art hardware, software, and databases enable us to analyze and rebalance our portfolios nearly every trading day using an extremely efficient computer-based model which quickly processes an enormous amount of market, economic, and company information. Carefully constructed portfolio risk-control and optimization techniques enable us to focus the risk in our portfolios upon those characteristics which we believe will be rewarded, and to neutralize all other risks. Fortunately, the characteristics we favor -- attractive valuation, positive earnings momentum, and shareholder-oriented management -- were well rewarded by the market over the past year, and we believe that they are likely to continue to help guide us to stocks which offer the potential for superior returns.

+ Aetna Growth and Income Adviser Class shares performance for the year ended
  October 31, 1996 was 24.70%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 18% (88 out of 496) of Morningstar's growth and income stock fund universe. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

Large Cap Portfolio Sector Breakdown

                                                              Over/(Under)
                                 Portfolio          S&P 500     Weighting
Basic Materials                        0.4%           6.5%          (6.1)%
Producer Goods & Services             10.8%          12.6%          (1.8)%
Technology                            18.6%          11.0%           7.6 %
Consumer Goods                        30.4%          32.9%          (2.5)%
Services                               0.0%           2.4%          (2.4)%
Financial Services                    17.4%          14.8%           2.6 %
Utilities                             22.4%          19.8%           2.6 %

Top Ten Equity Holdings

                                               % of
                                            Portfolio
                                            ---------
Intel Corp.                                   2.3%
Cisco Systems, Inc.                           1.9%
Bristol-Meyers Squibb Co.                     1.8%
Travelers, Inc.                               1.8%
BankAmerica Corp.                             1.7%
Mobil Corp.                                   1.7%
NationsBank Corp.                             1.6%
Chrysler Corp.                                1.6%
Microsoft Corp.                               1.5%
Dell Computer Corp.                           1.5%

                                         Notional        Notional
                              % of         Value           Value      Economic
Asset Allocation           Portfolio    of Options*     of Futures*  Exposure*
Large Cap Stocks                  57%            0 %            9 %         66%
Mid Cap Stocks                    14%          (12)%           (2)%          0%
Small Cap Stocks                  11%            1 %           (1)%         11%
International Stocks               6%            0 %            1 %          7%
Real Estate Stocks                 4%            0 %            0 %          4%
Special Situations                 3%            0 %            0 %          3%
Convertible Securities             2%            0 %            0 %          2%
Cash Equivalents                   3%           11 %           (7)%          7%
                                 ----          -----           ----        ----
Total                            100%            0 %            0 %        100%

* "Notional value" refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. "Economic exposure" reflects the Fund's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

                                             Aetna Mutual Funds Annual Report 13

                                                           Aetna Growth Fund
                                                           Growth of $10,000



                Average Annual Total Returns for the Year Ended
                                October 31, 1996

                                   1 Year         Inception*
Select Class                       19.82%          19.71%
Adviser Class                      17.97%          18.81%


                                       Dec-93                                                                             Oct-96
Aetna Growth Fund (Select Class)        10000 10250   9900  10552  10559  11343  12682  13883  14181  15048  15638  16322  16622
S&P 500 Index                           10000  9621   9661  10134  10132  11119  12180  13149  13940  14689  15347  15821  16258

Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

* Date of inception for the Select Class was December 23, 1993, and April 15, 1994 for the Adviser Class.

                                Aetna Growth Fund

The Aetna Growth Fund Select Class shares returned 19.82% for the twelve month period ended October 31, 1996 versus the 24.09% return for the S&P 500, an unmanaged index, over the same period.+ This performance placed the Fund in the top 46% (400 out of 873) of all growth funds tracked by Morningstar for the period.

For the past year, the equity markets have focused intensely on the pace and direction of the U.S. economy and its effect on interest rates. During the summer, there was a concern that a rapid rate of growth could stretch the economy's resources, causing inflation to accelerate and prompt the Federal Reserve to raise interest rates. With the perfect vision of hindsight, this fear now appears unfounded as inflation has remained remarkably stable despite the extended nature of this economic expansion. The spring and summer's economic spurt ran counter to a decelerating trend in the rate of growth in corporate profits. As a result of this profit trend, the stock market has increasingly focused on companies exhibiting earnings growth reliability (stable growth) and a rising trend in analysts' earnings estimates. The Growth Fund's continuing emphasis on issues with strong current earnings characteristics at reasonable prices prompted several portfolio moves to reflect these changing earnings fundamentals.

The Fund's exposure to the cyclically sensitive raw material and capital goods sectors was reduced as weakening product prices suggested future erosion of profit growth. The overweighting in this area was a drag on performance during the year. The technology sector was extremely volatile with a sharp price correction occurring during the early summer months. The security selection and overweighting in that area were generally positive as a result of opportunistic purchases and the strong performance of Intel Corporation. Exposure was increased to the energy sector, particularly oil services, where stronger oil prices have produced a profit revival after many years of stagnant growth. To further recognize the trend of weakening corporate profit momentum, the portfolio's exposure to companies with a more stable profit trend was increased with new positions added in Coca Cola, Anheuser Busch and Monsanto. We eliminated positions in Bay Networks, Temple Inland, Titan Wheel, Motorola, and several other issues where profit and share price performance were below expectations.

The changing sentiment in the U.S. fixed income market was a substantial influence on the equity markets in 1996. The mood progressed from euphoria during the winter months to gloom during the summer when employment growth and inflation seemed on the verge of taking off. From a portfolio perspective, the reversal in the course of the bond market helped performance. As interest rates moved up to the 7% area, as measured by the 30-year Treasury bond, we increased exposure to the financial sector by adding positions in Federal National Mortgage Association and Salomon, Inc. In addition, an underweighting in the relatively weak utility sector, where competitive pressures have hindered profit growth, also contributed to portfolio performance during the year.

The Growth Fund's strategy is to highlight issues with strong earnings characteristics. In fiscal 1996, good earnings growth was a necessity in a market that severely punished earnings shortfalls. Notable performers in the portfolio during the year include Intel Corporation, United Technologies, Sun Microsystems and the Travelers Group. Issues that detracted from performance were Hewlett Packard, Pharmacia & Upjohn, and Phelps Dodge.

If the economy continues to be moderate, and interest rates and inflation remain subdued, corporate earnings growth should prove to be an important determinant of market performance in the months ahead. The equity market is likely to remain volatile with stock selection and group rotation critical to portfolio performance. In such an environment, the Growth Fund's emphasis on issues demonstrating above average sales and earnings momentum appears to be a reasonable strategy.

+ Aetna Growth Fund Adviser Class shares performance for the year ended October
  31, 1996 was 18.97%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 53% (463 out of 873) of Morningstar's growth stock fund universe. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

                                             Aetna Mutual Funds Annual Report 15

Portfolio Sector Breakdown
                                           % of                     Over/(Under)
                                        Portfolio          S&P 500    Weighting
 Basic Materials                              7.0%          6.5%            .5 %
 Producer Goods & Services                   19.2%         12.6%           6.6 %
 Technology                                  20.8%         11.0%           9.8 %
 Consumer Goods                              22.3%         32.9%         (10.6)%
 Services                                     7.3%          2.4%           4.9 %
 Financial Services                          17.2%         14.8%           2.4 %
 Utilities                                    6.2%         19.8%         (13.6)%

Top Ten Holdings
                                           % of
                                         Portfolio
Intel Corp.                                   4.4%
Tidewater, Inc.                               4.2%
Travelers, Inc.                               4.1%
United Technologies Corp.                     3.6%
Wells Fargo & Co.                             3.4%
Olin Corp.                                    3.2%
Franklin Resources, Inc.                      3.2%
Delta & Pine Land Co.                         3.2%
General Motors Class H                        3.2%
Salomon, Inc.                                 3.2%

                                                     Aetna Small Company Fund
                                                            Growth of $10,000



                 Average Annual Total Returns for the Year Ended
                                October 31, 1996

                                   1 Year              Inception*
Select Class                       19.78%               18.69%
Adviser Class                      18.02%               17.80%


                                       Dec-93                                                                             Oct-96
Aetna Small Company Growth Fund
(Select Class)                          10000 10070   9650  10320  10130  11162  12525  14138  15010  16227  16459  16448  16228
S&P 500 Index                           10000  9621   9661  10134  10132  11119  12180  13149  13940  14689  15347  15821  16258
Russell 2000 Index                      10000  9735   9356  10006   9819  10271  11234  12343  12611  13254  13917  13965  13749

Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period. Both comparative indices indicated are unmanaged.

* Date of inception for the Select Class was December 23, 1993, and April 15, 1994 for the Adviser Class.

                            Aetna Small Company Fund

The Aetna Small Company Fund Select Class shares returned 19.78% for the twelve month period ended October 31, 1996, outpacing the 16.60% return for the Russell 2000, an unmanaged small capitalization stock index.+ The fund underperformed the large cap stocks of the S&P 500 (which returned 24.09%) as investors favored larger, more liquid stocks due to this year's economic uncertainty. This performance placed the fund in the top 45% (172 out of 384) of Morningstar's universe of small company funds.

Looking back, the Fund saw strong performance in the energy sector, consumer cyclicals, financials, raw materials, and telephones. In energy we have been overweighted in the oil service industry since late 1994, as we saw improving fundamentals due to industry consolidation. We also were rewarded by investments in selected exploration and production companies. In consumer cyclicals, the Fund benefited from companies which significantly expanded their business franchise, such as Fila Holdings, Wolverine World Wide, and Sun International Hotels. Good results were also turned in by our investments in radio and television, and the financial, raw materials, and telephone sectors provided solid returns from selected issues.

The Fund's performance was hurt by our underweighting of the financial sector in the first part of the year, and our overweighting of biotechnology stocks. Both positions had added significantly to 1995's results, but later fell out of favor as investors' concerns grew over the lack of liquidity. We have since increased our weighting in

                                             Aetna Mutual Funds Annual Report 17
financials and lowered our exposure to biotechnology. And in general, our performance was hurt by those issues whose earnings results did not meet expectations.

While this market has been a tough one for small company issues, we believe that over time, market pricing eventually returns to the underlying value of the business entity. We continue to believe that our disciplined strategy of focusing on those companies that have the strongest business momentum and are selling at a reasonable price will continue to fare as well into the future as they have done thus far.

+ Aetna Small Company Fund Adviser Class shares performance for the year ended October 31, 1996 was 19.02%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 51% (195 out of 384) of Morningstar's small company fund universe. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.


Portfolio Sector Breakdown

                                          % of                    Over/(Under)
Sector                                 Portfolio        S&P 500    Weighting
------                                ----------       ---------  ------------
Basic Materials                            14.3%           6.5%          7.8 %
Producer Goods & Services                  12.6%          12.6%          0.0 %
Technology                                 10.6%          11.0%         (0.4)%
Consumer Goods                             23.9%          32.9%         (9.0)%
Services                                    4.2%           2.4%          1.8 %
Financial Services                         18.2%          14.8%          3.4 %
Utilities                                  16.2%          19.8%         (3.6)%

Top Ten Holdings
                                          % of
                                        Portfolio
                                       ----------
Tucson Electric Power Co.                   3.5%
National Data Corp.                         3.4%
Delphi Financial Group, Inc.                2.7%
Sun International Hotels Ltd.               2.6%
BMC Industries, Inc.                        2.4%
RCSB Financial, Inc.                        2.4%
CapMAC Holdings, Inc.                       2.3%
Crompton & Knowles Corp.                    2.2%
Atlantic Tele-Network, Inc.                 2.2%
Tyco Toys, Inc.                             2.1%

                                             Aetna International Growth Fund
                                                           Growth of $10,000



                Average Annual Total Returns for the Year Ended
                                October 31, 1996

                               1 Year         3 Year         Inception
Select Class                   15.61%          7.70%           7.10%
Adviser Class                  13.67%           n/a            6.66%



                                       Dec-91
Aetna International Growth Fund
(Select Class)                          10000  9311   9521   9171   8921   9401  10011  10821  11620  11460  11571  11829  11627
MSCI EAFE Index                         10000  8821   9016   9161   8816   9881  10883  11612  11720  12137  12766  12786  12665

                                                                                       Oct-96
Aetna International Growth Fund
(Select Class)                         11347  11484  12384  12437  13104  13806  13856  13927
MSCI EAFE Index                        12910  13015  13568  14128  14547  14788  14781  14633

Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

* Date of inception for the Select Class was December 27, 1991, and April 15, 1994 for the Adviser Class.

                         Aetna International Growth Fund

The Aetna International Growth Fund Select Class shares returned 15.61% for the twelve month period ended October 31, 1996, versus the 10.80% Morgan Stanley Europe, Australia, and Far East (MSCI EAFE) index return, an unmanaged index, outperforming it by 5%.+ Against its competitors, the Fund performed exceptionally, placing in the top 19% (70 out of 361) of Morningstar's foreign stock fund universe for the period. Importantly, the Fund has now also outperformed the EAFE index on a three-year annualized basis, and has now climbed to an above-average Morningstar ranking, top 24% (41 out of 171), for the three year period ended October 31, 1996.

For the past year all major foreign markets performed well. The table below lists returns for all popular benchmarks for the twelve month period.

Country                     Benchmark      Twelve Month Return *
France                       CAC                    18%
Germany                      DAX                    23%
Hong Kong                    Hang Seng              28%
Italy                        MIB30                   5%
Mexico                       Bolsa                  40%
Japan                        TOPIX                  10%
Malaysia                     KLSE                   22%
United Kingdom               FT-SE 100              13%
United States                S&P 500                21%

* Returns are shown without dividends and are based in the local currency.

                                             Aetna Mutual Funds Annual Report 19

Lower interest rates, stronger economies, and the lack of inflationary threats have helped spark the global equity rally. Our overweighting in Hong Kong helped performance as this market rallied strongly on lower U.S. interest rates and the potential rebound in the local property market.

The Fund's underweighting in Latin America hurt performance as this region's economies continued to post surprising growth. Latin American economists predict a 4% growth rate, a far cry from the negative growth that was experienced last year. In Mexico, one-month interest rates are under 30%, versus 43% last year. In addition, our overweighting in Scandinavia's strong markets helped performance for the year.

One nation that has not quite rallied with the rest of the world is Japan, which shows no signs of economic rebound despite record low interest rates. The Fund's underweight exposure to this nation helped performance as the halt in Japan's economic recovery appears to have stifled domestic investment, and with it, market appreciation.

Scanning the rest of the globe, we note that German interest rates are at all-time lows and the economy is showing signs of rebounding as industrial production, consumer spending, and machinery orders are lifting the economy. All major European economies are experiencing declining interest rates as governments try to reach budget and deficit targets for economic monetary union. Meanwhile, the United Kingdom is further along in the business cycle as the Bank of England raised rates in October to help thwart its fast paced economy.

During this fiscal year, the U.S. Dollar rose 8% against the German Deutschemark and 12% against the Japanese Yen as interest rate differentials currently favor the dollar. Also, the Japanese and German governments have taken measures to keep a stronger U.S. Dollar, which will boost their export industries.

Going into 1997, the markets will have to respond to several unique events. Will economic monetary union occur? Will Hong Kong hand over to China diminished investor appeal? Will the Japanese investors finally invest again in their own market? We will continue to monitor these events and rebalance the Aetna International Growth Fund accordingly.

+ Aetna International Growth Fund Adviser Class shares performance for the year ended October 31, 1996 was 14.67%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 23% (82 out of 361) of Morningstar's foreign stock fund universe. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

International investments involve risk not present in United States securities.

Country Weightings
                                             Portfolio      MSCI EAFE
Japan                                          15.5%         35.2%
Hong Kong                                      10.6%          3.6%
United Kingdom                                 10.5%         18.2%
Germany                                         6.3%          7.3%
Malaysia                                        5.1%          2.6%
France                                          4.6%          6.7%
Italy                                           4.2%          2.7%
Sweden                                          4.0%          2.4%
Norway                                          3.6%          0.5%
Netherlands                                     3.4%          4.5%
Other                                          32.2%         16.3%

Top Ten Holdings

                                                         % of Portfolio
HSBC Holdings Plc (Hong Kong)                                 1.3%
Oy Nokia Ab (Finland)                                         1.2%
Hysan Development Co. Ltd. (Hong Kong)                        1.2%
Great Eagle Holdings Ltd. (Hong Kong)                         1.1%
Shell Transport & Trading Co. (United Kingdom)                1.1%
VEBA AG (Germany)                                             1.1%
Elf Aquitaine SA (France)                                     1.0%
Bank of East Asia Ltd. (Hong Kong)                            1.0%
Matsushita Electric Industrial Co. Ltd. (Japan)               1.0%
Citic Pacific Ltd. (Hong Kong)                                1.0%

                                             Aetna Mutual Funds Annual Report 21

Portfolio of Investments

October 31, 1996
--------------------------------------------------------------------------------
  Money Market Fund
--------------------------------------------------------------------------------

                     Principal
                     Amount      Value
                     --------    ------
 Asset-Backed Securities (13.3%)

 Bridgestone/
   Firestone
   Master Trust,
   Inc.+, 5.30%,
   11/26/96        $5,000,000 $ 4,999,920

 Capita Equipment
   Receivables
   Trust, 5.60%,
   10/15/97         8,700,000   8,700,000

 CARCO Auto Loan
   Master Trust
   1993-2,
   3.225%,
   11/15/98         4,500,000   4,500,000

 Case Equipment
   Loan Trust,
   5.563%,
   09/15/97        10,471,920  10,471,920

 Dakota
   Certificates -
   Standard
   Credit Card
   Master
   Trust 1+,
   5.28%, 12/04/96  3,500,000   3,483,060

 Dakota
   Certificates -
   Standard
   Credit Card
   Master
   Trust 1+,
   5.35%, 01/13/97  6,700,000   6,627,314

 Dakota
   Certificates -
   Standard
   Credit Card
   Master
   Trust 1+,
   5.37%, 12/16/96  8,000,000   7,946,300

 Nationsbank Auto
   Owner Trust,
   5.776%,
   08/15/97         12,201,257  12,201,257
                               ------------
                                58,929,771
                               ------------

 Certificates of Deposit (3.9%)

 Advanta National
   Bank, 5.20%,
   11/15/96         6,000,000   6,000,000


 Deutsche Bank
   AG, New York
   Branch, 5.22%,
   02/28/97        $5,500,000 $ 5,500,000

 Deutsche Bank
   AG, New York
   Branch, 5.32%,
   03/06/97         6,000,000   6,000,000
                              ------------
                               17,500,000
                              ------------

 Commercial Paper - Domestic (35.2%)

 Avon Capital
   Corp.+, 5.30%,
   11/25/96         2,850,000   2,839,930

 Avon Capital
   Corp.+, 5.30%,
   12/03/96         6,000,000   5,971,733

 Avon Capital
   Corp.+, 5.42%,
   11/04/96         4,200,000   4,198,103

 Avon Capital
   Corp.+, 5.44%,
   11/12/96         5,050,000   5,041,606

 Ciesco L.P.,
   5.32%, 02/12/97  1,700,000   1,674,124

 Circuit City
   Credit Card
   Master Trust+,
   5.30%, 11/12/96  7,000,000   7,000,000

 Cooperative
   Assoc. of
   Tractor
   Dealers, Inc.,
   5.40%, 12/16/96  3,700,000   3,675,025

 Cooperative
   Assoc. of
   Tractor
   Dealers, Inc.,
   5.52%, 12/19/96  2,100,000   2,084,544

 Cooperative
   Assoc. of
   Tractor
   Dealers, Inc.,
   5.55%, 11/14/96  2,700,000   2,694,589

 Countrywide Home
   Loans, 5.36%,
   01/22/97         2,000,000   1,975,582

22 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Principal
                     Amount      Value
                     --------    ------

 Commercial Paper - Domestic (continued)

 Dealers Capital
   Access Trust,
   Inc., 5.30%,
   12/20/96        $2,165,000 $ 2,149,382

 Dealers Capital
   Access Trust,
   Inc., 5.32%,
   12/31/96           775,000     768,128

 Dealers Capital
   Access Trust,
   Inc., 5.35%,
   11/15/96         1,500,000   1,496,879

 Dealers Capital
   Access Trust,
   Inc., 5.43%,
   02/14/96         1,800,000   1,771,493

 Dean Witter
   Discover &
   Co., 5.38%,
   01/29/97         4,000,000   3,946,798

 Deer Park
   Refining LP+,
   5.39%, 11/13/96  2,700,000   2,700,023

 EG&G, Inc.+,
   5.28%, 11/12/96  1,000,000     998,387

 EG&G, Inc.+,
   5.35%, 11/13/96  2,100,000   2,096,255

 EG&G, Inc.+,
   5.35%, 11/14/96  2,500,000   2,495,170

 Finova Capital
   Corp., 5.40%,
   11/13/96         2,600,000   2,595,320

 Finova Capital
   Corp., 5.55%,
   02/10/97         5,000,000   4,922,146

 Ford Motor
   Credit Co.,
   5.33%, 03/28/97  5,000,000   4,891,179

 GE Capital
   Corp., 5.34%,
   04/30/97         3,000,000   2,919,900

 General Signal
   Corp.+, 5.30%,
   12/27/96         2,700,000   2,677,740

 Government
   Development
   Bank of Puerto
   Rico, 5.30%,
   12/09/96        $3,600,000 $ 3,579,860

 Government
   Development
   Bank of Puerto
   Rico, 5.30%,
   12/16/96         4,600,000   4,569,525

 GTE Corp.,
   5.31%, 12/17/96  1,000,000     993,215

 Hertz Corp.,
   5.33%, 03/31/97  5,000,000   4,888,958

 International
   Lease Finance
   Co., 5.44%,
   11/19/96         2,200,000   2,194,016

 Jefferson
   Smurfit
   Finance Corp.,
   5.30%, 12/10/96    600,000     596,555

 Jefferson
   Smurfit
   Finance Corp.,
   5.45%, 03/17/97  1,600,000   1,567,058

 Occidental
   Petroleum,
   5.55%, 12/20/96  4,100,000   4,069,028

 Rohm & Haas Co.,
   5.66%, 11/01/96 18,076,000  18,076,000

 Sears Roebuck
   Acceptance,
   5.50%, 03/24/97  4,400,000   4,303,872

 Transamerica
   Finance Corp.,
   5.33%, 11/18/96  5,400,000   5,386,409

 Transamerica
   Finance Group,
   5.34%, 03/26/97  6,700,000   6,555,894

 Transamerica
   Finance Group,
   5.47%, 11/18/96  3,500,000   3,490,959

                                             Aetna Mutual Funds Annual Report 23

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Money Market Fund (continued)
--------------------------------------------------------------------------------

                     Principal
                     Amount      Value
                     --------    ------

 Commercial Paper - Domestic (continued)

 Whirlpool
   Financial
   Corp., 5.30%,
   11/18/96        $5,500,000 $ 5,486,235

 Whirlpool
   Financial
   Corp., 5.35%,
   12/18/96         2,200,000   2,184,634

 Whirlpool
   Financial
   Corp., 5.40%,
   12/30/96         2,400,000   2,378,760

 Whirlpool
   Financial
   Corp., 5.70%,
   11/01/96        10,301,000  10,301,000

 WMX
   Technologies,
   Inc.+, 5.43%,
   01/24/97         2,000,000   1,974,660
                              ------------
                              156,180,674
                              ------------

 Commercial Paper - Foreign (8.9%)

 Abbey National
   Europe, 5.52%,
   02/26/97         7,500,000   7,500,237

 Abbey National
   North America,
   5.30%, 11/29/96  3,000,000   2,987,633

 Abbey National
   Plc, 5.34%,
   11/12/96         4,200,000   4,193,147

 Central Hispano
   NA Capital
   Corp., 5.33%,
   04/28/97         5,000,000   4,868,231

 Central Hispano
   NA Capital
   Corp., 5.44%,
   02/27/97         4,500,000   4,419,760

 Central Hispano
   NA Capital
   Corp., 5.44%,
   02/28/97         4,500,000   4,419,080

 Province of
   British
   Columbia,
   5.30%, 11/18/96  1,600,000   1,595,996

 Province of
   British
   Columbia,
   5.40%, 02/11/97 $5,100,000 $ 5,021,970

 Svenska
   Handelsbanken,
   Inc., 5.40%,
   02/28/97         4,500,000   4,419,675
                              ------------
                               39,425,729
                              ------------
 Corporate Bonds (7.9%)

 America Honda
   Finance
   Corp.+,
   5.488%,
   05/01/97         8,000,000   8,000,000

 Discover Credit,
   8.89%, 02/10/97  1,500,000   1,513,662

 Finova Capital
   Corp., 5.595%,
   04/15/97        11,000,000  11,000,001

 First National
   Bank of
   Boston, 5.47%,
   03/31/97         4,000,000   4,000,000

 GMAC Australia
   Finance,
   6.145%,
   12/06/96         6,000,000   6,000,838

 GMAC Europe
   Finance,
   6.375%,
   11/21/96         2,000,000   2,000,454

 Greyhound
   Financial
   Corp, 7.95%,
   05/19/97         2,300,000   2,327,306
                              ------------
                               34,842,261
                              ------------
 Corporate Notes (18.9%)

 Advanta Corp.,
   5.125%,
   11/15/96         2,000,000   1,999,504

 Advanta National
   Bank, FRN,
   5.783%,
   09/18/97         3,150,000   3,150,979

 British Columbia
   Hydro & Power
   Authority,
   15.50%,
   11/15/96         3,200,000   3,424,096

24 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Principal
                     Amount      Value
                     --------    ------
 Corporate Notes (continued)

 Capital One
   Bank, FRN,
   6.233%,
   02/03/97        $4,100,000 $ 4,104,117

 Caterpillar
   Inc., 9.125%,
   12/15/96           400,000     401,600

 Chrysler
   Financial
   Corp., 5.16%,
   12/17/96         2,100,000   2,098,558

 Chrysler
   Financial
   Corp., 6.25%,
   11/15/96         6,000,000   6,000,504

 Chrysler
   Financial
   Corp., 8.125%,
   12/15/96         1,000,000   1,002,800

 Corporate Asset
   Funding Co.
   Inc., FRN+,
   5.787%,
   12/02/96         8,000,000   7,999,865

 Export-Import
   Bank of Korea,
   7.85%, 11/01/96  5,000,000   5,000,000

 General Motors
   Acceptance
   Corp., 7.625%,
   02/15/97         1,000,000   1,004,511

 Golden West
   Financial,
   10.25%,
   05/15/97         3,900,000   3,994,497

 Household Bank
   FSB, FRN,
   5.46%, 09/19/97 15,540,000  15,538,629

 International
   Lease Finance
   Corp., 6.375%,
   11/01/96         1,200,000   1,200,000

 Money Funding,
   Inc., 8.125%,
   04/07/97         2,930,000   2,954,000

 PNC Bank NA,
   FRN, 5.396%,
   07/02/97        20,000,000  19,986,736

 Public Service
   Electric & Gas
   Co., 8.75%,
   11/01/96        $1,718,000 $ 1,718,000

 Sears Roebuck &
   Co., FRN,
   5.588%,
   05/12/97         2,100,000   2,100,657
                              ------------
                               83,679,053
                              ------------

 Medium Term Notes (9.7%)

 America Honda
   Finance
   Corp.+, 5.55%,
   04/15/97         9,200,000   9,200,001

 American Honda
   Finance Corp.,
   FRN+, 5.488%,
   09/04/97         4,000,000   4,000,000

 AT&T Capital
   Corp., 5.45%,
   11/01/96         6,000,000   6,000,000

 BT Securities
   Corp. Euro,
   FRN, 5.883%,
   02/03/97         2,100,000   2,100,906

 Chrysler
   Financial
   Corp., 7.11%,
   03/21/97         2,000,000   2,013,762

 Columbia/HCA
   Healthcare
   Corp., FRN+,
   5.455%,
   07/28/97         2,750,000   2,749,772

 Discover Credit,
   7.76%, 05/13/97  4,200,000   4,236,675

 Discover Credit,
   7.81%, 03/18/97  5,000,000   5,038,797

 General Motors
   Acceptance
   Corp., 6.445%,
   04/13/98         6,500,000   6,502,373

 General Motors
   Acceptance
   Corp., 7.75%,
   01/17/97         1,000,000   1,004,861
                              ------------
                               42,847,147
                              ------------

                                             Aetna Mutual Funds Annual Report 25

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Money Market Fund (continued)
--------------------------------------------------------------------------------
                     Principal
                     Amount      Value
                     --------    ------

 U.S. Government Agency Obligations
   (2.0%)

 Federal National
   Mortgage
   Association,
   4.84%, 02/18/97 $4,000,000 $ 4,000,992

 Student Loan
   Marketing
   Association,
   FRN, 5.20%,
   01/21/97         5,000,000   5,000,573
                              ------------

                                9,001,565
                              ------------
Total Investments
(cost
$442,406,200) (a)             442,406,200

 Other assets
   less
   liabilities                    723,958
                              ------------

 Total Net Assets             $443,130,158



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of October 31, 1996.

+ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

26 See Notes to Financial Statements.

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Government Fund
--------------------------------------------------------------------------------
                      Principal  Market
                      Amount     Value
                      --------   ------
 Long-Term Bonds and Notes (88.0%)

 U.S. Treasury Obligations (31.0%)

 U.S. Treasury
   Note, 5.75%,
   08/15/03        $2,000,000  $1,948,444

 U.S. Treasury
   Note, 6.50%,
   05/31/01        1,500,000    1,525,079
                               -----------
                                3,473,523
                               -----------

 U.S. Government Agency Obligations
   (30.7%)

 Private Export
   Funding Corp.,
   5.48%, 09/15/03     700,000    683,715

 Small Business
   Administration
   91-20K, 8.25%,
   11/01/11            838,213    880,753

 Small Business
   Administration
   92-20K, 7.55%,
   11/01/12            844,878    867,690

 Student Loan
   Marketing
   Association,
   6.22%, 07/23/97   1,000,000  1,005,000
                               -----------
                                3,437,158
                               -----------

 U.S. Government Agency Mortgage-Backed
   Securities (17.9%)

 Government
   National
   Mortgage
   Association,
   9.00%, 05/15/16     478,456    506,266

 Government
   National
   Mortgage
   Association,
   9.00%, 07/15/16     487,078    515,389

 Government
   National
   Mortgage
   Association,
   7.00%, 04/15/26     998,831    980,416
                               -----------
                                2,002,071
                               -----------

 Asset-Backed Securities (4.5%)

 First Chicago
   Master Trust
   94I-A, 5.55%,
   01/15/99          $ 500,000 $  500,840
                               -----------

 Foreign and Supranationals (3.9%)

 Inter-American
   Development
   Bank, 12.25%,
   12/15/08            300,000    432,000
                               -----------

 Total Long-Term
   Bonds and Notes
   (cost
   $9,920,267)                  9,845,592
                               -----------

 Short-Term Investments (10.8%)

 Federal Home Loan
   Mortgage Corp.,
   Comm. Paper,
   5.50%, 11/01/96     607,000    607,000

 Student Loan
   Marketing
   Association,
   Disc. Note,
   5.53%, 11/01/96     600,000    600,000
                               -----------

 Total Short-Term
   Investments
   (cost
   $1,207,000)                  1,207,000
                               -----------
Total Investments
(cost $11,127,267)
(a)                            11,052,592

 Other assets less
   liabilities                    135,645
                               -----------

 Total Net Assets              $11,188,237

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1996, are as follows:

Unrealized gains ..........     $  66,462
Unrealized losses .........      (141,137)
                                ==========
    Net unrealized loss ...     $ (74,675)
                                ==========

Category percentages are based on net assets.

See Notes to Financial Statements.          Aetna Mutual Funds Annual Report 27

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Bond Fund
--------------------------------------------------------------------------------
                      Principal  Market
                      Amount     Value
                      --------   -------

28     See Notes to Portfolio of Investments.


 Long-Term Bonds and Notes (86.9%)

 U.S. Treasury Obligations (20.4%)

 U.S. Treasury
   Bond, 5.25%,
   12/31/97         $2,500,000 $2,491,016

 U.S. Treasury
   Note, 5.875%,
   04/30/98          1,000,000  1,003,437

 U.S. Treasury
   Note, 6.375%,
   05/15/99            500,000    506,035

 U.S. Treasury
   Note, 6.875%,
   03/31/00          2,000,000  2,055,305
                               -----------
                                6,055,793
                               -----------

 U.S. Government Agency Obligations
   (10.9%)

 Private Export
   Funding Corp.,
   5.48%, 09/15/03   1,400,000  1,367,429

 Small Business
   Administration
   92-20K, 7.55%,
   11/01/12            844,878    867,690

 Student Loan
   Marketing
   Association,
   6.22%, 07/23/97   1,000,000  1,005,000
                               -----------
                                3,240,119
                               -----------

 U.S. Government Agency Mortgage-Backed
   Securities (8.0%)

 Federal Home Loan
   Mortgage Corp.,
   7.875%, 12/01/22    790,628    811,162

 Federal National
   Mortgage
   Association,
   0.00%, 06/25/19     270,450    250,167

 Government
   National
   Mortgage
   Association,
   7.00%, 04/15/26   1,013,164    994,484

 Government
   National
   Mortgage
   Association,
   9.50%, 07/15/18   $ 288,756 $  311,766
                               -----------
                                2,367,579
                               -----------

 Asset-Backed Securities (3.4%)

 First Chicago
   Master Trust
   94I-A, 5.55%,
   01/15/99          1,000,000  1,001,680
                               -----------

 Corporate Bonds (16.8%)

 American Express
   Credit Corp.,
   8.50%, 06/15/99   1,000,000  1,056,835

 Associates Corp.
   N.A., 8.55%,
   07/15/09          1,000,000  1,132,675

 Commercial Credit
   Co., 8.70%,
   06/15/09          1,000,000  1,146,840

 Paramount
   Communications,
   Inc., 7.50%,
   07/15/23            500,000    430,565

 Teleport
   Communications,
   0.00%, 07/01/07   1,000,000    642,500

 TRW, Inc., 9.35%,
   06/04/20            500,000    603,815
                               -----------
                                5,013,230
                               -----------

 Foreign and Supranationals (17.7%)

 African
   Development
   Bank, 8.80%,
   09/01/19            250,000    297,460

 China
   International
   Trust, 9.00%,
   10/15/06            500,000    551,527

 Inter-American
   Development
   Bank, 12.25%,
   12/15/08            500,000    720,000

28 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Principal  Market
                      Amount     Value
                      --------   ------
 Foreign and Supranationals (continued)

 International Bank
   For
   Reconstruction &
   Development,
   9.25%, 07/15/17   $1,000,000$1,238,255

 KFW International
   Finance, 8.85%,
   06/15/99            500,000    532,790

 Korea Electric,
   6.375%, 12/01/03    500,000    491,465

 Rogers
   Cablesystem,
   10.00%, 03/15/05    500,000    511,250

 Swire Pacific,
   Ltd+, 8.50%,
   09/29/04            500,000    537,210

 United Mexican
   States
   Government+,
   7.688%, 08/06/01    400,000    400,040
                               -----------

                                5,279,997
                               -----------

 Non-Agency Mortgage-Backed Securities
   (9.7%)

 Marine Midland
   1992-1, 8.00%,
   04/25/23            943,807    963,568

 Prudential Home
   Mortgage, 7.00%,
   12/25/07            830,526    818,068

 Prudential Home
   Mortgage, 7.50%,
   06/25/07            643,950    645,661

 Resolution Trust
   Corp. 1991-17
   B6, 8.20%,
   09/25/21            465,714    468,239
                               -----------
                                2,895,536
                               -----------

 Total Long-Term
   Bonds and Notes
   (cost $25,234,688)          25,853,934
                               -----------

 Short-Term Investments (12.2%)

 AT&T Capital
   Corp., Comm.
   Paper, 5.45%,
   11/04/96          $1,200,000$1,199,455

 Dealers Capital
   Access Trust,
   Inc., Comm.
   Paper, 5.70%,
   11/01/96          1,200,000  1,200,000

 Koch Industries,
   Inc.+, Comm.
   Paper, 5.65%,
   11/01/96          1,238,000  1,238,000
                               -----------

 Total Short-Term
   Investments
   (cost $3,637,455)            3,637,455
                               -----------



Total Investments
(cost $28,872,143)
(a)                            29,491,389

 Other assets less
   liabilities                    249,653
                               -----------
                              $29,741,042
                               -----------

 Total Net Assets

Notes to Portfolio of Investments
(a) The cost of investments for federal
  income tax purposes is identical.
  Unrealized gains and losses, based on
  identified tax cost at October 31,
  1996, are as follows:
Unrealized gains ...........     $703,588
Unrealized losses ..........      (84,342)
                                 =========
    Net unrealized gain ....     $619,246
                                 =========

+ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

See Notes to Financial Statements.           Aetna Mutual Funds Annual Report 29

Portfolio of Investments

October 31, 1996
--------------------------------------------------------------------------------
  The Aetna Fund
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------

 Common Stocks (49.1%)

 Aerospace and Defense (1.0%)

 United
   Technologies Corp.    7,500 $  965,625
                               -----------
 Apparel (2.7%)

 Gap, Inc.              15,800    458,200

 Liz Claiborne, Inc.     9,400    397,150

 Nike, Inc. Class B     14,800    871,350

 St. John Knits, Inc.      600     27,450

 Tommy Hilfiger Corp.+  13,500    702,000

 Wolverine World
   Wide, Inc.            1,500     37,125
                               -----------
                                2,493,275
                               -----------

 Autos and Auto Equipment (0.9%)

 Chrysler Corp.         19,400    652,325

 Intermet Corp.          4,000     47,500

 Kaydon Corp.              700     28,525

 SPX Corp.                 600     17,025

 Tower
   Automotive, Inc.+     1,100     32,038

 Wynn's
   International,
   Inc.                    600     17,025
                               -----------
                                  794,438
                               -----------

 Banks (1.7%)

 Bancorp Hawaii, Inc.    1,000     39,625

 Boatmen's
   Bancshares, Inc.      2,100    127,575

 Cal Fed Bancorp,
   Inc.+                 1,000     23,250

 CCB Financial Corp.     1,000     57,000

 City National Corp.     1,500     26,250

 Community First
   Bankshares, Inc.      2,000     49,500

 Corus Bankshares,
   Inc.                    700     21,525

 Cullen/Frost
   Bankers, Inc.         1,900 $   57,119

 Hibernia Corp.
   Class A                 800      8,900

 HUBCO, Inc.             2,575     55,363

 Imperial Bancorp+       2,400     46,500

 Liberty Bancorp,
   Inc. Oklahoma           800     31,000

 Magna Group, Inc.       1,000     28,000

 Mercantile
   Bankshares Corp.      1,700     51,213

 ML Bancorp, Inc.        4,000     55,750

 NationsBank Corp.       5,700    537,225

 North Side Savings
   Bank Bronx NY         1,000     48,250

 Provident Bancorp       1,050     46,528

 Provident
   Bankshares Corp.      1,050     37,800

 Riggs National
   Corp.                 3,000     51,375

 Security Capital
   Corp.                   800     52,800

 Silicon Valley
   Bancshares+             900     23,513

 TR Financial Corp.      1,600     48,600

 Westamerica
   Bancorp.                700     35,525

 Zion Bancorporation       600     54,300
                               -----------
                                1,614,486
                               -----------

 Building Materials and Construction
   (0.5%)

 ABT Building
   Products Corp.+       2,000     42,000

 Ameron, Inc.              700     28,963

 Apogee
   Enterprises, Inc.       800     30,800

 Arvin Industries,
   Inc.                  1,200     27,450

 Centex Corp.              700     21,088

 Champion
   Enterprises, Inc.+    5,428    107,203


30 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------


 Building Materials and Construction
   (continued)

 Continental Homes
   Holding Corp.         2,500 $   40,625

 Granite
   Construction, Inc.    2,650     51,013

 NCI Building
   Systems, Inc.+        1,100     36,025

 Oakwood Homes Corp.     1,800     47,700

 Texas Industries, Inc.    900     51,075

 Tredegar
   Industries, Inc.        600     22,950
                               -----------
                                  506,892
                               -----------

 Chemicals (1.5%)

 Cytec Industries+       1,400     50,050

 Fuller (H.B.) Co.         700     29,225

 Learonal, Inc.          1,100     24,338

 Monsanto Co.           18,700    740,988

 Olin Corp.             12,000    510,000
                               -----------
                                1,354,601
                               -----------

 Commercial Services (1.0%)

 Carriage Services,
   Inc.+                 1,000     22,625

 Daisytek
   International
   Corp.+                1,000     38,250

 Electro Rent Corp.+     2,000     46,000

 May & Speh, Inc.+       2,500     41,563

 Measurex Corp.          2,200     56,650

 Service Corp.
   International        17,600    501,600

 Stewart
   Enterprises, Inc.     1,500     51,375

 United Waste
   Systems, Inc.+        1,600     55,000

 US Filter Corp.+        1,800     62,100


 Wackenhut Corp.
   Class B               2,200 $   29,425
                               -----------
                                  904,588
                               -----------

 Computer Software (3.3%)

 Applix, Inc.+           1,000     24,250

 BMC Software, Inc.+    10,800    896,400

 Brooktrout
   Technology, Inc.+       500     16,125

 Cadence Design
   Systems, Inc.+        8,400    306,600




 Cisco Systems,         14,800    915,750
   Inc.+

 Computer
   Associates
   International,
   Inc.                 13,775    814,447

 Rational
   Software Corp.+         800     30,700
                               -----------
                                3,004,272
                               -----------

 Computers and Office Equipment (1.4%)

 Comdisco, Inc.          1,900     56,763

 Compaq
   Computer Corp.+       6,100    424,713

 Converse
   Technology, Inc.+     1,000     35,000

 DH Technology,
   Inc.+                 2,000     46,500

 Herman Miller, Inc.     1,000     43,125

 Sun
   Microsystems,
   Inc.+                10,900    664,900

 Wallace Computer
   Services, Inc.        2,000     58,750
                               -----------
                                1,329,751
                               -----------

 Consumer Products (0.6%)

 Gillette Co.            5,600    418,600

 Helen of Troy Ltd.+     3,500     63,875

 Lewis Galoob
   Toys, Inc.+           1,800     48,375
                               -----------
                                  530,850
                               -----------

                                             Aetna Mutual Funds Annual Report 31

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  The Aetna Fund (continued)
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  ------

 Diversified (3.1%)

 Allied Signal, Inc.    12,500 $  818,750

 Day Runner, Inc.+         800     22,400

 Deere & Co.            16,600    693,050

 DT Industries, Inc.     1,600     63,200

 Eastern Enterprises     1,400     53,900

 Harsco Corp.              900     57,488

 Robbins & Myers, Inc.   1,000     22,500


 Textron, Inc.           3,800    337,250

 Tyco
   International,       15,200    754,300
   Ltd.
                               -----------
                                2,822,838
                               -----------

 Electrical and Electronics (1.5%)

 BMC Industries, Inc.    1,700     50,363


 Computer
   Products, Inc.+       3,000     59,250

 CTS Corp.                 300     12,600

 DuPont
   Photomasks, Inc.+     1,900     69,350

 Eltron
   International,
   Inc.+                 1,700     60,138

 Hadco Corp.+            1,000     30,375

 Intel Corp.             7,700    846,038

 KU Energy Corp.         2,000     59,250

 Logicon, Inc.           1,000     41,375

 Symbol
   Technologies,
   Inc.+                 1,000     44,875

 Technitrol, Inc.        2,000     66,250

 Waters Corp.+           1,900     58,900
                               -----------
                                1,398,764
                               -----------

 Electrical Equipment (2.6%)

 Berg Electronics
   Corp.+                2,000     56,500

 Fluke Corp.             1,500     60,000

 General Electric Co.    7,800    754,650

 Honeywell, Inc.         9,300 $  577,763

 Jabil Circuit,
   Inc.+                 2,400     57,600




 LeCroy Corp.+             600     17,700

 Microchip
   Technology, Inc.+     1,500     54,375

 Raychem Corp.           8,600    671,875

 Rexel, Inc.+            1,800     26,100

 Sanmina Corp.+          1,400     64,050

 SCI Systems, Inc.+      1,000     49,750

 Valmont Industries      1,500     51,750
                               -----------
                                2,442,113
                               -----------

 Financial Services (4.7%)

 Alex Brown &
   Sons, Inc.              600     34,050

 Astoria
   Financial Corp.+      1,900     67,213

 Chase Manhattan
   Corp.                 7,900    677,425

 ContiFinancial
   Corp.+                2,000     65,000

 Great Financial
   Corp.                 1,900     55,575

 Green Tree
   Financial Corp.      14,800    586,450

 Imperial Credit
   Industries, Inc.+     3,000     54,375

 MBNA Corp.              5,400    203,850

 Metris
   Companies, Inc.+        100      2,375

 Money Store, Inc.
   (The)                 2,400     61,800

 Olympic
   Financial Ltd.+       1,100     17,463

 Quick & Reilly
   Group, Inc.             800     21,100

 Raymond James
   Financial, Inc.       2,000     48,750

 RCSB Financial, Inc.    1,400     40,600

 SunAmerica, Inc.       24,200    907,500

32 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------


 Financial Services (continued)

 T. Rowe Price
   Associates           13,200 $  450,450

 Travelers, Inc.        17,050    924,963

 Union Planters Corp.    1,525     52,970

 WFS Financial,
   Inc.+                 2,600     54,600
                               -----------
                                4,326,509
                               -----------

 Foods and Beverages (1.9%)

 Coca-Cola Co.          11,000    555,500

 Hershey Foods Corp.    12,300    595,013

 Interstate
   Bakeries Corp.       14,800    627,150
                               -----------
                                1,777,663
                               -----------

 Health Services (0.7%)

 HEALTHSOUTH Corp.+     16,500    618,750

 Universal Health
   Services, Inc.+       1,000     25,000
                               -----------

                                  643,750
                               -----------

 Home Furnishings and Appliances (0.2%)

 Bush Industries,
   Inc., Class A           800     13,300

 Carlisle Cos., Inc.     1,000     56,875

 Ethan Allen
   Interiors, Inc.       1,700     60,775

 Mohawk
   Industries, Inc.+     1,000     24,250
                               -----------
                                  155,200
                               -----------

 Hotels and Restaurants (1.7%)

 Consolidated
   Products, Inc.+       1,600     27,200

 Foodmaker, Inc.+        5,500     53,625

 HFS, Inc.+              8,800    644,600

 Hilton Hotels Corp.    24,400    741,150


 Quality Dining,
   Inc.+                 1,500 $   32,250

 Red Lion Hotels,
   Inc.+                 1,800     54,000

 Sun International
   Hotels Ltd.+          1,100     51,975
                               -----------
                                1,604,800
                               -----------

 Insurance (1.5%)

 American Bankers
   Insurance Group       1,100     52,800

 American
   International
   Group, Inc.           6,100    662,613

 American
   Travelers Corp.+        850     29,219

 Capital RE Corp.        1,200     46,500

 CapMAC
   Holdings, Inc.        1,500     50,063

 CMAC
   Investment Corp.        800     55,300

 Delphi Financial
   Group, Inc.+          1,000     28,125

 Enhance Financial
   Services Group,
   Inc.                  1,700     56,738

 Fremont General
   Corp.                 1,950     57,281

 Horace Mann
   Educators Corp.       1,600     54,800

 Markel Corp.+             600     52,200

 Orion Capital Corp.     1,100     59,813

 Protective Life
   Corp.                   900     31,050

 Reliastar
   Financial Corp.       1,000     53,000

 Selective
   Insurance Group,
   Inc.                  1,300     44,525

 Vesta Insurance
   Group, Inc.           1,400     35,875
                               -----------
                                1,369,902
                               -----------

                                             Aetna Mutual Funds Annual Report 33

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  The Aetna Fund (continued)
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  ------

 Machinery and Equipment (0.7%)

 Case Corp.             10,400 $  483,600

 Cooper
   Cameron Corp.+        1,000     63,875

 Gleason Corp.           1,000     30,125

 Global Industrial
   Technologies,
   Inc.+                 1,200     22,350

 Hughes Supply, Inc.     1,000     38,000

 JLG Industries, Inc.    2,900     43,500
                               -----------
                                  681,450
                               -----------

 Media and Entertainment (0.8%)

 Cannondale Corp.+       1,700     32,725

 Fleetwood
   Enterprises, Inc.     1,300     43,875

 K2, Inc.                2,000     46,000

 Omnicom Group, Inc.    12,200    606,950

 Univision
   Communications
   Inc.+                 1,300     43,875
                               -----------
                                  773,425
                               -----------

 Medical Supplies (0.2%)

 Coherent, Inc.+         1,600     62,400

 Hologic, Inc.+          1,800     40,950

 OrNda HealthCorp.+      2,100     57,225
                               -----------
                                  160,575
                               -----------

 Metals and Mining (0.5%)

 AK Steel
   Holding Corp.         1,000     35,500

 Brush Wellman, Inc.     1,400     26,425

 Commercial Metals
   Co.                   1,500     46,500

 Gibraltar Steel
   Corp.+                  600     14,550

 Mueller
   Industries, Inc.+     1,300     52,325

 Olympic Steel,
   Inc.+                 2,200     55,000

 Oregon
   Metallurgical
   Corp.+                1,500 $   47,250

 Penn Engineering &
   Manufacturing
   Corp.                 3,100     55,025

 Reliance Steel  &
   Aluminum Co.            700     25,638

 RMI Titanium Co.+       1,000     24,125

 Shiloh Industries,
   Inc.+                 3,000     49,500

 Wolverine Tube,
   Inc.+                   700     27,913
                               -----------
                                  459,751
                               -----------

 Oil and Gas (3.9%)

 BJ Services Co.+          500     22,438

 Camco
   International,
   Inc.                  1,000     38,750

 Cliffs Drilling
   Co.+                  1,100     47,163

 Halliburton Co.        11,700    662,513

 Helmerich &
   Payne, Inc.           1,300     70,363

 Marine Drilling
   Co., Inc.+            1,800     24,975

 Mobil Corp.             4,200    490,350

 NorAm Energy Corp.      4,000     61,500

 Reading &
   Bates Corp.+          2,000     57,500

 Santa Fe Energy
   Resources, Inc.+      4,200     59,850

 Schlumberger Ltd.       7,500    743,438

 Seacor Holdings+          700     37,800

 Smith
   International, Inc.+  1,600     60,800

 Swift Energy Co.+       2,200     53,900

 Tesoro
   Petroleum Corp.+      4,500     66,375

 Texaco, Inc.            4,800    487,800

 Tidewater, Inc.        11,500    503,125

34 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------


 Oil and Gas (continued)

 Tuboscope Vetco
   International
   Corp.+                3,900 $   59,475

 Vintage Petroleum,
   Inc.                  1,400     41,300
                               -----------
                                3,589,415
                               -----------

 Paper and Containers (0.1%)

 Caraustar
   Industries, Inc.      1,500     43,875

 Sealed Air Corp.+       1,000     38,875
                               -----------
                                   82,750
                               -----------

 Pharmaceuticals (4.5%)

 American Home
   Products Corp.        8,700    532,875

 Amgen, Inc.+           13,100    803,194

 IDEC
   Pharmaceuticals
   Corp.+                2,200     47,575

 Johnson & Johnson      15,006    739,046

 Medeva Plc              2,000     34,250

 Merck & Co., Inc.       7,800    578,175

 Pfizer, Inc.            9,400    777,850

 Schering Plough        10,500    672,000
                               -----------
                                4,184,965
                               -----------

 Printing and Publishing (0.0%)

 Meredith Corp.            600     30,150
                               -----------

 Real Estate Investment Trusts (0.2%)

 Bre Properties,
   Inc. Class A            600     13,800

 CWM Mortgage
   Holdings, Inc.        2,000     41,500

 Patriot American
   Hospitality, Inc.     1,000     35,125

 Public Storage, Inc.    1,600     36,800


 Starwood
   Lodging Trust         1,300 $   58,500
                               -----------
                                  185,725
                               -----------

 Retail (3.4%)

 Borders Group, Inc.+    1,400     44,100

 Carson Pirie
   Scott & Co.+          2,200     54,725

 Claire's Stores,
   Inc.                  2,450     41,650

 Compucom
   Systems, Inc.+        1,400     13,650

 Dayton Hudson Corp.    20,200    699,425

 Eagle Hardware &
   Garden, Inc.+         1,000     28,625

 Friedman's, Inc.
   Class A+              1,400     22,925

 Inacom Corp.+           1,700     53,763

 Insight
   Enterprises,
   Inc.+                 1,200     40,800

 Laclede Gas Co.         1,200     28,050

 Meyer (Fred), Inc.+       700     24,588

 Pier 1 Imports,
   Inc.                  2,700     37,800

 Revco D.S., Inc.+         900     27,113

 Ross Stores, Inc.       1,400     58,100

 Safeway, Inc.+         16,600    711,725

 Sears, Roebuck
   & Co.                 7,000    338,625

 TJX Companies, Inc.    21,300    852,000

 Wet Seal, Inc.+           700     22,050

 Zale Corp.+             2,600     50,375
                               -----------
                                3,150,089
                               -----------

 Telecommunications (0.7%)

 Digital Systems
   International,
   Inc.+                 3,000     40,875

 PictureTel Corp.+       1,000     27,000

                                             Aetna Mutual Funds Annual Report 35

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  The Aetna Fund (continued)
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  ------

 Telecommunications (continued)

 U.S. Robotics Corp.+    8,500 $  534,438
                               -----------
                                  602,313
                               -----------

 Transportation (0.6%)

 Avondale
   Industries, Inc.+     2,900     47,488

 Burlington
   Northern Santa Fe     4,700    387,163

 Comair Holdings,
   Inc.                  2,425     48,803

 Heartland
   Express, Inc.+        1,350     29,700

 SkyWest, Inc.           1,000     15,000
                               -----------
                                  528,154
                               -----------

 Utilities - Electric (0.7%)

 Calenergy, Inc.+        1,800     52,200

 Central Hudson Gas
   & Electric Co.        1,800     54,000

 Central Maine
   Power Co.             2,000     23,500

 Central Vermont
   Public Service        4,300     53,213

 Commonwealth
   Energy System Co.     2,000     48,000

 Idaho Power Co.         1,700     52,913

 IES Industries,
   Inc.                  1,200     36,900

 Interstate Power        1,400     42,525
   Co.

 Public Service Co.
   of New Mexico         1,400     26,250

 TNP Enterprises,
   Inc.                  1,800     46,575

 Tucson Electric
   Power Co.+            1,400     27,650

 United
   Illuminating Co.      1,600     53,200

 Washington Water
   Power Co.             2,000     38,250

 WPL Holdings, Inc.      2,000     56,250

 WPS Resources Corp.     1,800 $   53,550
                               -----------
                                  664,976
                               -----------

 Utilities - Oil and Gas (0.2%)

 Atmos Energy Corp.      2,000     47,500

 NUI Corp.               2,200     43,725

 People's Energy
   Corp.                 1,500     52,875

 Washington Gas
   Light Co.             1,200     26,850

 Wicor, Inc.             1,500     53,438
                               -----------
                                  224,388
                               -----------

 Utilities - Water (0.1%)

 American Water
   Works Co., Inc.       2,700     55,013
                               -----------

 Total Common
   Stocks (cost
   $35,116,413)                45,413,456
                               -----------

                      Principal  Market
                      Amount     Value
                      --------   -------

 Long-Term Bonds and Notes (29.3%)

 U.S. Government and Agency Obligations
   (13.1%)

 U.S. Treasury
   Bond, 5.25%,
   12/31/97          $2,000,000$1,992,813

 U.S. Treasury
   Bond, 6.25%,
   06/30/98          1,200,000  1,211,250

 U.S. Treasury
   Bond, 6.375%,
   03/31/01          1,000,000  1,011,875

 U.S. Treasury
   Bond, 7.625%,
   02/15/25            250,000    278,633

 U.S. Treasury
   Note, 5.75%,
   10/31/00          7,700,000  7,618,188
                               -----------

 Total U.S. Government
   (cost $11,966,339)          12,112,759
                               -----------

 Corporate and Convertible Bonds (9.3%)

 American General
   Finance, 8.45%,
   10/15/09          1,000,000  1,120,490

36 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Principal   Market
                      Amount     Value
                     ----------  -------

 Corporate and Convertible Bonds
   (continued)

 BCH Cayman Islands
   Ltd., 7.70%,
   07/15/06          $ 900,000 $  934,101

 Centennial
   Cellular Corp.,
   10.125%, 05/15/05   450,000    441,000

 CMS Energy,
   9.875%, 10/01/99    750,000    785,625

 Commercial Credit
   Co., 8.70%,
   06/15/09          1,000,000  1,146,840

 Exide Corp.,
   10.00%, 04/15/05    525,000    535,500

 Kaman Corp.,
   6.00%, 03/15/12     499,000    422,903

 MFS
   Communications,
   Inc., 0.00%,
   01/15/06            350,000    248,500

 News America
   Holdings, 8.50%,
   02/23/25            700,000    774,442

 Rogers Cantel,
   Inc., 9.375%,
   06/01/08            400,000    404,000


   Tele-Communcations,
   Inc., 9.80%,
   02/01/12            800,000    829,376

 Viacom, Inc.,
   8.00%, 07/07/06   1,000,000    940,000
                               -----------

 Total Corporate and
   Convertible
   Bonds (cost $8,283,917       8,582,777
                               -----------
   Foreign and Supranationals (5.4%)

 African
   Development
   Bank, 8.80%,
   09/01/19          1,000,000  1,189,840

 App International
   Finance, 10.25%,
   10/01/00            350,000    356,563

 App International
   Finance, 11.75%,
   10/01/05            200,000    207,750


 Poland Discount
   Bond, 6.438%,
   10/27/24          $1,000,000$  957,500

 Poland Non-US Glb
   Reg'd, 4.00%,
   10/27/14          1,000,000    825,625

 Swire Pacific,
   Ltd++, 8.50%,
   09/29/04          1,000,000  1,074,420

 Transport De Gas
   Del Sur, 7.75%,
   12/23/98            400,000    395,160
                               -----------



 Total Foreign and
   Supranationals
   (cost
   $4,619,992)                  5,006,858
                               -----------

 Non-Agency Mortgage-Backed Securities
   (1.5%)

 Merrill Lynch
   Mortgage
   Investors, Inc.,
   7.66%, 06/15/21     861,947    882,015

 Resolution Trust
   Corp. 1991-17
   B6, 8.20%,
   09/25/21            465,714    468,239
                               -----------

 Total Non-Agency
   Mortgage-Backed
   Securities
   (cost $1,339,756)            1,350,254
                               -----------

 Total Long-Term
   Bonds and Notes
   (cost $26,210,004)          27,052,648
                               -----------

 Short-Term Investments (20.9%)

 AT&T Capital
   Corp., Comm.
   Paper, 5.45%,
   11/04/96          4,000,000  3,998,183

 Cooperative
   Association of
   Tractor Dealers
   Inc., Comm.
   Paper, 5.65%,
   11/01/96          3,000,000  3,000,000

 Corning Inc.,
   Comm. Paper,
   5.65%, 11/01/96   3,022,000  3,022,000

                                             Aetna Mutual Funds Annual Report 37

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  The Aetna Fund (continued)
--------------------------------------------------------------------------------
                     Principal   Market
                      Amount     Value
                     ----------  -------

 Short-Term Investments (continued)

 Dealers Capital
   Access Trust,
   Inc., Comm.
   Paper, 5.70%,
   11/01/96          $2,800,000$2,800,000

 Enron Corp., Comm.
   Paper, 5.80%,
   11/01/96          3,000,000  3,000,000

 Koch Industries,
   Inc., Comm.
   Paper, 5.65%,
   11/01/96++        3,093,000  3,093,000

 U.S. Treasury
   Bill, Time
   Deposit, 4.95%,
   11/14/96            210,000    209,607

 U.S. Treasury
   Bill, Time
   Deposit, 5.14%,
   11/14/96            200,000    199,626
                               -----------

 Total Short-Term
   Investments
   (cost
   $19,322,437)                19,322,416
                               -----------
Total Investments
(cost
$80,648,854) (a)               91,788,520

 Other assets less
   liabilities                    619,567
                               -----------
 Total Net Assets              $92,408,087



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $80,722,089. Unrealized gains and losses, based on identified tax cost at October 31, 1996, are as follows:

     Unrealized gains ..........   $11,477,802
     Unrealized losses .........      (411,371)
                                  ============
         Net unrealized gain ...   $11,066,431
                                  ============

  +Non-income producing security.

 ++Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

 Category percentages are based on net assets.

38 See Notes to Financial Statements.

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund
--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 Common Stocks (93.5%)

 United States (87.8%)

 Aerospace and Defense (0.4%)

 General
   Dynamics Corp.       1,800 $   123,525

 Gulfstream
   Aerospace Corp.+     9,400     222,075

 McDonnell
   Douglas  Corp.      13,800     752,100

 United
   Technologies Corp.   5,100     656,625
                              ------------
                                1,754,325
                              ------------

 Agriculture (0.1%)

 Pioneer Hi-Bred
   International,
   Inc.                 4,100     275,213
                              ------------

 Apparel (0.7%)

 Donna Karan
   International,
   Inc.+                3,700      68,450

 Gap, Inc.             15,400     446,600

 Jones Apparel
   Group, Inc.+         2,200      68,750

 Liz Claiborne,
   Inc.                50,800   2,146,300

 Payless
   ShoeSource,
   Inc.+                2,076      70,325
                              ------------
                                2,800,425
                              ------------

 Autos and Auto Equipment (1.6%)

 Chrysler Corp.       182,400   6,133,199

 Dura Automotive
   Systems, Inc.+       2,100      50,400

 Kaydon Corp.           2,800     114,100
                              ------------
                                6,297,699
                              ------------

 Banks (5.8%)

 Bank United Corp.+     3,500      93,188

 BanPonce Corp.         5,200     136,500



 Charter One
   Financial, Inc.      2,520 $   109,463

 City National
   Corp.               13,700     239,750

 Comerica, Inc.         3,300     175,313

 Commercial
   Federal Corp.       12,400     519,250



First Chicago
   Corp.              79,278   4,043,177

 First Union Corp.     76,300   5,550,824

 GreenPoint
   Financial Corp.     14,900     692,850

 Investors
   Financial
   Services Corp.       7,200     186,300

 NationsBank Corp.     66,000   6,220,499

 New York
   Bancorp, Inc.       44,400   1,504,050

 North Fork
   Bancorp., Inc.      62,100   1,963,913

 ONBANCorp, Inc.        1,000      28,750

 Star Banc Corp.        8,700     783,000
                              ------------
                               22,246,827
                              ------------

 Building Materials and Construction
   (0.7%)

 Centex Corp.          40,300   1,214,038

 Champion
   Enterprises,
   Inc.+               20,476     404,401

 Granite
   Construction, Inc.   8,700     167,475

 Lennar Corp.          11,300     251,425

 Lone Star
   Industries, Inc.     6,700     246,225

 Masco Corp.            4,500     141,188

 Texas Industries,
   Inc.                 6,700     380,225

 Tredegar
   Industries, Inc.     1,650      63,113
                              ------------
                                2,868,090
                              ------------

See Notes to Portfolio of Investments.       Aetna Mutual Funds Annual Report 39

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (contiued)
--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------


 United States (continued)

 Chemicals (1.3%)

 Arcadian Corp.        99,100 $ 2,440,338

 Crompton &
   Knowles Corp.            1          18

 Cytec Industries+     46,500   1,662,375

 Monsanto Co.          13,500     534,938

 PPG Industries,
   Inc.                   300      17,100

 Rexene Corp.          27,000     354,375
                              ------------
                                5,009,144
                              ------------

 Commercial Services (0.2%)

 APAC
   Teleservices,
   Inc.+                  900      41,513

 Apollo Group,
   Inc., Class A+      11,000     302,500

 Billing
   Information
   Concepts+            2,500      65,313

 FactSet Research
   Systems, Inc.+       3,300      79,200

 Kindercare
   Learning             2,700      53,325
   Centers, Inc.+

 Metzler Group,
   Inc.                 1,300      30,306

 PhyMatrix Corp.+       3,500      58,188

 Quintiles
   Transnational
   Corp.+                 100       6,575

 Sabre Group
   Holdings, Inc.+      1,800      54,900

 Wackenhut Corp.
   Class B              5,100      68,213
                              ------------
                                  760,033
                              ------------

 Computer Software (5.2%)

 American
   Management
   Systems, Inc.+       2,400      75,900



 BMC Software,
   Inc.+               10,000 $   830,000

 Cadence Design
   Systems, Inc.+      18,300     667,950

 CCC Information
   Services Group+        800      15,000

 Cisco Systems,
   Inc.+              116,800   7,226,999

 Computer
   Associates
   International,
   Inc.                55,350   3,272,568

 Compuware Corp.+       3,800     200,450

 DecisionOne Corp.+     4,200      59,850

 Document
   Sciences Corp.+        700       8,925

 DST Systems, Inc.+     1,800      55,350

 Edify Corp.+           1,900      26,481

 Engineering
   Animation, Inc.+     2,800      68,600

 IKOS Systems,
   Inc.+                2,700      48,263

 Kronos, Inc.+          1,450      42,231

 Memco Software
   Ltd.+                  700      12,775

 Microsoft Corp.+      41,800   5,737,049

 Sterling
   Commerce, Inc.+      1,000      28,125

 The Learning Co.+      1,800      36,563

 Viasoft, Inc.+        30,100   1,482,425
                              ------------
                               19,895,504
                              ------------

 Computers and Office Equipment (5.4%)

 Cabletron
   Systems, Inc.+       5,600     349,300

 Compaq
   Computer Corp.+     46,800   3,258,449

 CompUSA, Inc.+        28,400   1,313,500

 Dell Computer
   Corp.+              70,500   5,736,937

 EMC Corp.+            15,200     399,000

 Harris Corp.           3,900     244,238

40 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------

 United States (continued)

 Computers and Office Equipment
   (continued)

 HBO & Co.              4,200 $   252,525

 Herman Miller, Inc.    6,900     297,563

 Sun
   Microsystems,
   Inc.+               76,800   4,684,799

 Wallace Computer
   Services, Inc.       3,600     105,750

 Western Digital
   Corp.+              85,300   4,137,049
                              ------------
                               20,779,110
                              ------------

 Consumer Products (0.4%)

 Carson, Inc.+          1,400      22,750

 Eastman Kodak Co.     19,200   1,531,200

 Equity
   Marketing, Inc.+     7,200     150,300
                              ------------
                                1,704,250
                              ------------

 Diversified (1.7%)

 Amway Asia
   Pacific Ltd.         1,500      53,813

 Harsco Corp.           6,500     415,188

 NACCO
   Industries, Inc.     7,500     346,875

 Oakley, Inc.+          4,200      62,475

 Paragon Trade
   Brands, Inc.+       14,600     383,250

 Robbins & Myers,
   Inc.                15,900     357,750

 Ruddick Corp.         28,300     367,900

 Textron, Inc.         38,200   3,390,249




U.S. Industries,
   Inc.+               47,800   1,290,600
                              ------------
                                6,668,100
                              ------------

 Electrical and Electronics (2.6%)

 ADT Ltd.+             12,800     252,800

 Atmel Corp.+          22,600     573,475

 Cymer, Inc.+             470 $    11,045

 Integrated
   Packaging
   Assembly Corp.+        900       7,875

 Intel Corp.           79,800   8,768,024

 Symbol
   Technologies,
   Inc.+                2,200      98,725

 VLSI Technology,
   Inc.                 2,100      36,225

 Waters Corp.+          7,000     217,000
                              ------------
                                9,965,169
                              ------------

 Electrical Equipment (2.8%)

 Belden, Inc.          15,600     448,500

 Berg
   Electronics
   Corp.+               9,100     257,075

 General Electric
   Co.                 28,400   2,747,700

 Raychem Corp.         46,000   3,593,749

 SCI Systems, Inc.+     7,100     353,225

 Tektronix, Inc.       86,700   3,392,137
                              ------------
                               10,792,386
                              ------------

 Financial Services (3.5%)

 Alex Brown &
   Sons, Inc.           4,000     227,000

 Bear Stearns Co.,
   Inc.                23,100     545,738

 Beneficial Corp.         200      11,700

 Chase
   Manhattan Corp.     15,612   1,338,729

 ContiFinancial
   Corp.+               2,200      71,500

 Merrill Lynch &
   Co., Inc.           35,800   2,514,950

 Metris
   Companies, Inc.+    24,500     581,875

 Olympic
   Financial Ltd.+      9,000     142,875

 PHH Corp.              8,000     238,000

 RCSB Financial,
   Inc.                 5,000     145,000

                                             Aetna Mutual Funds Annual Report 41

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------

                    Number of    Market
                     Shares      Value
                    ----------   ------

 United States (continued)

 Financial Services (continued)

 Salomon, Inc.         10,600 $   478,325

 SunAmerica, Inc.       4,300     161,250

 Travelers Group,
   Inc.               127,330   6,907,652
                              ------------
                               13,364,594
                              ------------

 Foods and Beverages (2.1%)

 Coca-Cola Co.         54,500   2,752,249

 Hershey Foods
   Corp.               13,600     657,900

 Interstate
   Bakeries Corp.       8,800     372,900

 Kroger Co. (The)      76,500   3,413,812

 Ralcorp
   Holdings, Inc.+      1,700      35,700

 Riser Foods, Inc.
   Class A             28,000     752,500
                              ------------
                                7,985,061
                              ------------

 Health Services (1.3%)

 Allegiance Corp.+      3,820      71,625

 Beverly
   Enterprises+       160,800   1,989,900

 FPA Medical
   Management,
   Inc.+               15,800     294,275

 Genetics
   Institute, Inc.+     1,700     111,350

 Health Management
   Associates,
   Inc.+                2,750      60,500

 Invacare Corp.         3,800     106,400

 Lincare
   Holdings, Inc.+      9,900     371,250

 MedPartners, Inc.+     2,800      59,150

 Renal Treatment
   Centers, Inc.+      50,000   1,337,500

 Sunrise Assisted
   Living, Inc.+        1,000      23,000

 Tenet
   Healthcare
   Corp.+              26,100 $   544,838
                              ------------
                                4,969,788
                              ------------

 Home Furnishings and Appliances (0.1%)

 Rowe Furniture
   Corp.                9,500      67,688

 Sunbeam Corp.          6,900     169,913
                              ------------
                                  237,601
                              ------------

 Hotels and Restaurants (0.9%)

 HFS, Inc.+             2,500     183,125

 Interstate Hotels
   Co.+                   700      18,900

 Marriott
   International,
   Inc.                43,800   2,491,125

 Red Roof Inns,
   Inc.+               33,700     450,738

 RFS Hotel
   Investors Inc.      11,300     183,625

 Sun International
   Hotels Ltd.+         3,700     174,825
                              ------------
                                3,502,338
                              ------------

 Insurance (3.1%)

 Allstate Corp.        12,200     684,725

 AMBAC, Inc.           16,600   1,037,500

 Bankers Life
   Holding Corp.        7,600     187,150

 Compdent Corp.+       21,000     721,875

 Conseco, Inc.         69,200   3,702,199

 Everest Re
   Holdings, Inc.       9,400     239,700

 Fremont General
   Corp.                4,965     145,847

 Guarantee Life
   Companies, Inc.     20,000     390,000

 IPC Holdings Ltd      11,900     255,850

 ITT Hartford
   Group, Inc.         57,600   3,628,799

42 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 United States (continued)

 Insurance (continued)

 Meadowbrook
   Insurance
   Group, Inc.         10,000 $   255,000

 Mutual Risk
   Management Ltd.      7,866     251,712

 Orion Capital
   Corp.                5,900     320,813

 RISCORP, Inc.+         2,500      12,500
                              ------------
                               11,833,670
                              ------------

 Machinery and Equipment (0.8%)

 Case Corp.             6,600     306,900

 Caterpillar, Inc.     13,900     953,888

 Cooper
   Cameron Corp.+      19,200   1,226,400

 Global Industrial
   Technologies,
   Inc.+                5,100      94,988

 National-
   Oilwell, Inc.+      15,000     348,750

 Parker-Hannifin
   Corp.                7,700     291,638

 Stanley Works            600      16,950
                              ------------
                                3,239,514
                              ------------

 Media and Entertainment (1.7%)

 American Portable+    16,100     122,763

 Callaway Golf Co.     17,600     539,000

 Clear Channel
   Communications,
   Inc.+                1,800     131,400

 Coastcast Corp.+     122,100   2,228,325

 Golden Bear
   Golf, Inc.+          1,000      18,000

 Harrah's
   Entertainment,
   Inc.                 1,600      26,800

 Heritage Media
   Corp. Class A        3,500      53,375



 International
   Game Technology      5,900 $   124,638

 Jones Intercable,
   Inc.+                  900       9,900

 King World
   Production,
   Inc.+               46,000   1,656,000

 Omnicom Group,
   Inc.                 3,826     190,344

 Premier Parks,
   Inc.+                2,000      63,500

 Regal Cinemas,
   Inc.+               14,100     366,600

 Renaissance
   Communications+     21,700     767,638

 Young
   Broadcasting
   Corp.+               2,500      71,250
                              ------------
                                6,369,533
                              ------------

 Medical Supplies (2.1%)

 Baxter
   International, Inc. 19,100     795,038

 Bio-Rad Labs,
   Inc. Class A+          500      12,125

 Biomet, Inc.          18,500     298,313

 DePuy, Inc.+          10,000     175,000

 Fisher Scientific
   International       41,900   1,880,263

 Guidant Corp.         47,497   2,190,799

 Hillenbrand
   Industries, Inc.     2,100      77,700

 Mallinckrodt, Inc.    10,400     452,400

 OrNda HealthCorp.+     6,700     182,575

 Sola
   International,
   Inc.+               54,500   1,968,813

 Steris Corp.+          1,300      49,075
                              ------------
                                8,082,101
                              ------------

 Metals and Mining (2.1%)

 AK Steel
   Holding Corp.       93,900   3,333,449

 Cleveland-Cliffs,
   Inc.                 3,900     159,900

                                             Aetna Mutual Funds Annual Report 43

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------


 United States (continued)

 Metals and Mining (continued)

 Mueller
   Industries, Inc.+    4,900 $   197,225

 RMI Titanium Co.+    150,300   3,625,987

 Titanium Metals
   Corp.+               5,500     169,125

 Zeigler Coal
   Holding Co.         33,600     609,000
                              ------------
                                8,094,686
                              ------------
 Oil and Gas (9.5%)

 Amoco Corp.           58,090   4,400,317

 Atlantic
   Richfield Co.       38,300   5,074,749

 Belco Oil &
   Gas Corp.+           3,300      82,088

 Camco
   International,
   Inc.                30,300   1,174,125

 Columbia Gas
   System, Inc.        14,600     886,950

 Diamond Offshore
   Drilling, Inc.+     36,800   2,240,200

 Exxon Corp.            2,400     212,700

 Mobil Corp.           55,400   6,467,949

 National Fuel Gas
   Co.                 44,000   1,639,000

 Occidental
   Petroleum Corp.     13,700     335,650

 Oneok, Inc.           20,600     553,625

 Phillips
   Petroleum Co.        8,900     364,900

 Royal Dutch
   Petroleum Co.       22,300   3,687,862

 Tesoro
   Petroleum Corp.+    15,500     228,625

 Texaco, Inc.          49,500   5,030,437

 The Williams
   Cos., Inc.           2,900     151,525

 Tosco Corp.            1,000 $    56,125

 Unocal Corp.          70,300   2,574,738

 USX-Marathon Group    53,300   1,165,938
                              ------------
                               36,327,503
                              ------------

 Paper and Containers (1.1%)

 Caraustar
   Industries, Inc.    16,100     470,925

 Fort Howard Corp.+   143,700   3,682,312

 Mead Corp.             5,100     289,425
                              ------------
                                4,442,662
                              ------------

 Pharmaceuticals (8.0%)

 Abbott
   Laboratories        18,000     911,250

 American Home
   Products Corp.      75,500   4,624,374

 Becton,
   Dickinson & Co.     63,600   2,766,599

 Bristol-Myers
   Squibb Co.          66,700   7,053,524

 Eli Lilly & Co.        3,500     246,750

 Johnson & Johnson    101,096   4,978,977

 Jones Medical
   Industries, Inc.    29,325   1,275,638

 Merck & Co., Inc.     39,000   2,890,874

 Pfizer, Inc.          30,400   2,515,600

 Rhone-Poulenc
   Rorer, Inc.          5,800     389,325

 Schering Plough       45,800   2,931,199
                              ------------
                               30,584,110
                              ------------

 Printing and Publishing (2.0%)

 Gannett Co., Inc.     42,800   3,247,449

 Lexmark
   International
   Group, Inc.+         2,600      61,425

 Meredith Corp.         2,600     130,650

 New York Times Co.    12,800     462,400

44 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 United States (continued)

 Printing and Publishing (continued)

 Tribune Co.           26,000 $ 2,125,500

 Washington Post
   Co.                  4,600   1,513,400
                              ------------
                                7,540,824
                              ------------

 Real Estate Investment Trusts (3.8%)

 Ambassador
   Apartments, Inc.     7,300     147,825

 American General
   Hospitality
   Corp.                4,200      83,475

 AMLI Residential
   Properities
   Trust                4,300      94,600

 Apartment
   Investment &
   Management Co.      10,000     232,500

 Arden Realty
   Group, Inc.+         7,500     169,688

 Associated
   Estates Realty
   Corp.                9,300     190,650

 Beacon
   Properties Corp.    18,500     543,438

 Bre Properties,
   Inc. Class A         2,800      64,400

 CALI Realty Corp.      4,300     115,563

 Camden Property
   Trust               10,000     272,500

 Carr Realty Corp.      6,700     168,338

 CBL & Associates
   Properties, Inc.     8,400     198,450

 Centerpoint
   Properties Corp.       900      24,750

 Chelsea GCA
   Realty, Inc.         9,500     286,188

 Colonial
   Properties Trust    10,600     280,900

 Commercial Net
   Lease Realty         1,600      22,000

 Cousins
   Properties, Inc.     2,800 $    64,050

 Crescent Real
   Estate
   Equities, Inc.      14,400     601,200

 Crown America
   Realty Trust        16,800     130,200

 Developers
   Diversified
   Realty Corp.        19,600     659,050

 Duke Realty
   Investments,
   Inc.                17,600     607,200

 Equity Inns, Inc.     13,600     158,100

 Equity
   Residential
   Properties Trust    10,800     396,900

 Essex Property
   Trust, Inc.          6,800     175,950

 Evans Withycombe
   Residential,
   Inc.                 5,500     116,188

 Excel Realty
   Trust, Inc.          9,500     207,813

 Fairfield
   Communities,
   Inc.+               22,000     470,250

 First Industrial
   Realty Trust,
   Inc.                 5,500     142,313

 General Growth
   Properties           2,900      73,225

 Healthcare Realty
   Trust, Inc.          8,400     206,850

 Highwood
   Properties, Inc.    19,800     569,250

 Home Properties
   of New York,
   Inc.                   400       8,000

 Horizon Group,
   Inc.                 4,200      88,725

 Innkeepers USA
   Trust                7,500      88,125

 Kimco Realty Corp.    15,150     437,456

 LTC Properties,
   Inc.                 3,800      64,600

                                             Aetna Mutual Funds Annual Report 45

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 United States (continued)

 Real Estate Investment Trusts (continued)

 Macerich Co. (The)     5,500 $   121,000

 Manufactured Home
   Communities, Inc.      900      17,550

 MGI Properties, Inc.   4,600      87,975

 Mid-America
   Apartment
   Communities, Inc.    5,200     131,950

 National Golf
   Properties, Inc.     8,400     243,600

 National Health
   Investors, Inc.      7,400     258,075

 Oasis
   Residential,
   Inc.                18,600     395,250

 OMEGA Healthcare
   Investors, Inc.      4,700     142,763

 Patriot American
   Hospitality,
   Inc.                 6,400     224,800

 Post Properties,
   Inc.                11,700     462,150

 Price REIT, Inc.       1,300      42,575

 Public Storage,
   Inc.                30,800     708,400

 Ramco-Gerhenson
   Properties           1,125      18,563

 Realty Income
   Corp.                2,500      57,500

 Reckson
   Associates
   Realty Corp.         3,200     114,000

 Rouse Co.              3,400      86,275

 Security Capital
   Industrial Trust    14,300     259,188

 Simon Debartolo
   Group, Inc.         22,408     591,011

 Smith (Charles
   E.) Residential
   Realty Co.           2,400      58,500

 South West
   Property Trust      17,975     269,625

 Spieker
   Properties, Inc.    15,000 $   461,250

 Starwood Lodging
   Trust                5,700     256,500

 Storage USA, Inc.      2,200      76,450

 Sun Communities,
   Inc.                 1,200      34,350

 Tanger Factory
   Outlet Centers,
   Inc.                 7,100     172,175

 Universal Health
   Realty Income
   Trust                  600      11,475

 Vornado Realty
   Trust               11,900     511,700

 Walden
   Residential
   Properties, Inc.    10,400     243,100

 Weeks Corp.            2,600      74,425

 Weingarten Realty
   Investors            7,900     303,163

 Winston Hotels, Inc.   6,500      81,250
                              ------------
                               14,677,298
                              ------------

 Retail (6.5%)

 American Stores
   Co.                 18,900     781,988

 Borders Group,
   Inc.+               64,800   2,041,200

 Carson Pirie
   Scott & Co.+        22,400     557,200

 Claire's Stores,
   Inc.                 1,025      17,425

 Dayton Hudson
   Corp.              130,500   4,518,562

 Fabri-Centers of
   America Class B+       400       5,200

 Footstar, Inc.+          979      21,535

 Hasbro, Inc.           1,400      54,425

 Hibbett Sporting
   Goods, Inc.+         1,100      22,550

 May Department
   Stores Co.           5,400     255,825

 Melville Corp.         3,400     126,650

46 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 United States (continued)

 Retail (continued)

 Pacific Sunwear
   of California+      83,850 $ 1,865,663

 Ross Stores, Inc.     88,300   3,664,449

 Safeway, Inc.+        15,500     664,563

 Saks Holdings,
   Inc.+                1,700      59,500

 Sears, Roebuck
   & Co.               91,500   4,426,312

 Talbots, Inc.          3,500      99,750

 The Finish Line,
   Inc.+                  500      21,250

 Tiffany & Co.          3,200     118,400

 TJX Companies,
   Inc.                75,300   3,011,999

 U.S. Office
   Products Co.+        1,800      52,200

 United Auto
   Group, Inc.+           700      24,063

 Urban Shopping
   Centers, Inc.        3,800      97,850

 Vons
   Companies, Inc.+     7,300     404,238

 Wet Seal, Inc.+       60,800   1,915,200

 Williams-
   Sonoma, Inc.+        2,800      77,000

 Zale Corp.+            4,800      93,000
                              ------------
                               24,997,997
                              ------------

 Specialty Consumer Durables (0.1%)

 Harley-Davidson,
   Inc.                 7,700     347,463
                              ------------

 Telecommunications (1.3%)

 360
   Communications
   Co.+               13,384      302,813

 Ascend
   Communications,
   Inc.+              47,200    3,085,699

 Aspect
   Telecommunications
   Corp.+               3,601     214,260

 Cascade
   Communications
   Corp.+               6,000 $   435,750

 Cellular
   Communications
   International,
   Inc.+                5,000     156,875

 DSP
   Communications,
   Inc.+                1,200      45,600

 LCC
   International,
   Inc.+                2,600      38,025

 LCI
   International,       3,600     114,750
   Inc.+

 Lightbridge, Inc.+       300       2,888

 Lucent
   Technologies,
   Inc.                13,310     625,590

 Teleport
   Communications
   Group, Inc.+         2,100      51,450
                              ------------
                                5,073,700
                              ------------

 Transportation (0.4%)

 Canadian National
   Railway Co.         10,100     277,750

 Comair Holdings,
   Inc.                17,625     354,703

 Continental
   Airlines, Inc.,
   Class B+             5,400     135,675

 Eagle USA
   Airfreight,
   Inc.+                1,400      38,150

 UAL Corp.+            10,000     473,750

 US Xpress
   Enterprises,
   Inc.+                8,900      80,100

 USAir Group, Inc.+     1,500      26,063
                              ------------
                                1,386,191
                              ------------

 Utilities - Electric (6.5%)

 Boston Edison Co.     87,800   2,107,200

 Calenergy, Inc.+       6,088     176,552

                                             Aetna Mutual Funds Annual Report 47

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 United States (continued)

 Utilities - Electric (continued)

 Central Hudson
   Gas & Electric
   Co.                 56,900 $ 1,707,000

 Commonwealth
   Energy System
   Co.                 25,900     621,600

 Edison
   International      187,400   3,701,149

 Entergy Corp.        136,900   3,833,199

 GPU, Inc.             26,700     877,763

 Long Island
   Lighting Corp.     160,200   2,903,624

 Nevada Power Co.      26,500     539,938

 Public Service
   Co. of New
   Mexico              37,600     705,000

 Public Service
   Enterprise
   Group, Inc.         36,500     980,938

 Texas Utilities
   Co.                 88,500   3,584,249

 Tucson Electric
   Power Co.+          32,100     633,975

 Unicom Corp.          96,100   2,498,600
                              ------------
                               24,870,787
                              ------------

 Utilities - Oil and Gas (0.3%)

 Coastal Corp.
   (The)                9,900     425,700

 UtiliCorp United,
   Inc.                28,500     773,063
                              ------------
                                1,198,763
                              ------------

 Utilities - Telephone (1.7%)

 AT&T Corp.            24,100     840,488

 Century Telephone
   Enterprises          6,100     195,963

 NYNEX Corp.          105,100   4,676,949

 Southern New
   England
   Telecommunications
   Corp.               21,900     815,775

 Sprint Corp.           5,000 $   196,250
                              ------------
                                6,725,425
                              ------------
 Total United States          337,667,884
                              ------------

 Foreign Common Stocks (5.7%)

 Argentina (0.1%)

 Banco Frances del
   Rio de la Plata
   SA (Banks)           9,000     236,250

 Quilmes
   Industrial SA
   (Foods and
   Beverages)           7,500      78,750
                              ------------
 Total Argentina                  315,000
                              ------------

 Australia (0.1%)

 Australian Gas
   Light Co. Ltd.
   (Oil and Gas)       26,000     142,681

 North Ltd.
   (Metals and
   Mining)             52,315     148,939

 Reinsurance
   Australia Corp.
   Ltd.
   (Insurance)         60,000     179,858
                              ------------
 Total Australia                  471,478
                              ------------

 Austria (0.1%)

 Austria Mikro
   Systeme
   International
   AG (Electrical
   and
   Electronics)           210      13,372

 Oesterreichische
   Elektrizitaetswirt-
   schafts AG
   (Utilities-
   Electric)            1,200      83,607

 Strabag
   Oesterreich AG
   (Building
   Materials and
   Construction)          420      25,285

48 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 Austria (continued)

 VA Technologie AG
   (Commercial
   Services)            1,200 $   167,925
                              ------------
 Total Austria                    290,189
                              ------------

 Belgium (0.2%)

 Cimenteries CBR
   Cementbedrijven
   (Building
   Materials and
   Construction)        3,050     240,558

 Electrabel SA
   (Utilities -
   Electric)              600     139,275

 G.I.B. Holdings
   Ltd. (Retail)        6,100     257,377
                              ------------
 Total Belgium                    637,210
                              ------------

 Brazil (0.1%)

 Telecomunicacoes
   Brasileiras SA
   (Utilities -
   Telephone)           3,700     275,650
                              ------------

 Canada (0.3%)

 BCE, Inc.
   (Utilities -
   Telephone)           3,435     157,662

 Dofasco, Inc.
   (Metals and
   Mining)              4,912      87,357

 Domtar, Inc.
   (Paper and
   Containers)         17,000     148,314

 Intertape Polymer
   Group, Inc.
   (Paper and
   Containers)          5,000     115,206

 Petro-Canada (Oil
   and Gas)            16,700     226,017

 Royal Bank
   of Canada
   (Banks)              9,900     327,030
                              ------------
 Total Canada                   1,061,586
                              ------------

 Chile (0.0%)

 Empresa Nacional
   Electricidad SA
   (Utilities -
   Electric)            5,000 $    91,875
                              ------------

 Denmark (0.2%)

 Carli Gry
   International
   A/S+ (Apparel)       6,300     285,100

 Falck A/S
   (Commercial
   Services)              500     135,073

 ISS International
   Service System
   A/S
   (Diversified)       11,800     335,016

 Tele Danmark A/S
   (Utilities -
   Telephone)           3,200     161,331
                              ------------
 Total Denmark                    916,520
                              ------------

 Finland (0.1%)

 Huhtamaki Group
   (Diversified)        3,500     152,155

 Neste (Oil and
   Gas)                 8,000     166,830
                              ------------
 Total Finland                    318,985
                              ------------

 France (0.3%)

 Credit Local de
   France
   (Financial
   Services)            2,500     215,242

 Elf Aquitaine SA
   (Oil and Gas)        1,500     120,042

 Eridania
   Beghin-Say SA
   (Foods and
   Beverages)           1,200     191,222

 Pathe SA+ (Media
   and
   Entertainment)         590     159,275

 PSA Peugeot
   (Autos and Auto
   Equipment)             980     102,255

                                             Aetna Mutual Funds Annual Report 49

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 France (continued)

 Union des
   Assurances
   Federales
   (Insurance)          2,200 $   247,641

 Usinor Sacilor
   (Metals and
   Mining)              7,900     117,304
                              ------------
 Total France                   1,152,981
                              ------------

 Germany (0.3%)

 BASF AG
   (Chemicals)          3,000      95,955

 Commerzbank AG
   (Banks)              7,500     168,269

 Deutsche
   Pfandbrief &
   Hypothekenbank
   AG (Banks)           5,100     208,961

 Leifheit AG (Home
   Furnishings and
   Appliances)          3,000     123,513

 Schering AG
   (Pharmaceuticals)    2,000     160,719

 Schmalbach Lubeca
   AG+ (Paper and
   Containers)            500      99,954

 VEBA AG
   (Utilities -
   Electric)            4,800     256,399
                              ------------
 Total Germany                  1,113,770
                              ------------

 Hong Kong (0.2%)

 Great Eagle
   Holdings Ltd.
   (Real Estate
   Investment
   Trusts)             11,000      35,352

 Hong Kong Land
   Holdings Ltd.
   (Real Estate
   Investment
   Trusts)             68,000     151,640

 HSBC Holdings Plc
   (Banks)             10,680     217,542



 Hong Kong (continued)

 Hysan Development
   Co. Ltd. (Real
   Estate
   Investment
   Trusts)             35,000 $   112,256

 New World
   Development Co.
   Ltd. (Real
   Estate
   Investment
   Trusts)             27,231     158,477

 Regal Hotels
   International
   (Hotels and
   Restaurants)       350,000      96,187
                              ------------
 Total Hong Kong                  771,454
                              ------------

 Indonesia (0.0%)

 Asia Pulp & Paper
   Co. Ltd.+
   (Paper and
   Containers)          3,000      29,625

 P.T. Pasifik
   Satelit Nusantara
   ADR+ (Telecom-
   munications)         4,100      55,350

 Steady Safe
   (Foreign-Registered
   shares)
   (Transportation)    34,000      32,854
                              ------------
 Total Indonesia                  117,829
                              ------------

 Ireland (0.1%)

 Adare Printing
   Group Plc
   (Printing and
   Publishing)         12,000     108,907

 Golden Vale Plc
   (Foods and
   Beverages)          85,000      89,942

 Irish Life Plc
   (Insurance)         20,000      86,116

 Waterford
   Wedgewood Plc
   (Home
   Furnishings and
   Appliances)         76,000      93,410
                              ------------
 Total Ireland                    378,375
                              ------------

50 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 Italy (0.3%)

 Istituto
   Mobiliare
   Italiano S.p.A.
   (Financial
   Services)           24,100 $   190,801

 Parmalat
   Finanziaria
   S.p.A. (Foods
   and Beverages)     106,800     153,190

 Pirelli S.p.A.
   (Autos and Auto
   Equipment)         103,500     183,609

 Stet Scocieta'
   Finaziaria
   Telefonica S.p.A.
   (Telecom-
    munications)       75,000     199,822

 Telecom Italia
   S.p.A.
   (Utilities -
   Telephone)         108,300     241,405
                              ------------
 Total Italy                      968,827
                              ------------

 Japan (1.3%)

 AJL PEPS Trust
   (Consumer
   Products)            6,400     119,200

 Canon, Inc.
   (Computers and
   Office
   Equipment)          13,000     249,165

 Daibiru Corp.
   (Real Estate
   Investment
   Trusts)              7,000      79,392

 Daiichi
   Pharmaceutical
   (Pharmaceuticals)   20,000     288,377

 Exedy Corp.
   (Autos and Auto
   Equipment)           9,000     143,221

 Fuji Photo Film
   (Chemicals)          7,000     201,248

 Furukawa Electric
   Co. (Electrical
   Equipment)          33,000     175,242

 Japan (continued)

 Hitachi Koki
   (Electrical
   Equipment)          23,000 $   193,116

 Hitachi Ltd.
   (Electrical and
   Electronics)        26,000     230,877

 Honda Motor Co.
   Ltd. (Autos and
   Auto Equipment)     12,000     286,970

 Ito-Yokado Co.
   Ltd. (Retail)        4,000     199,754

 Komatsu Ltd.
   (Machinery and
   Equipment)          18,000     147,494

 Konica Corp.
   (Chemicals)         35,000     234,174

 Matsushita
   Electric
   Industrial Co.
   Ltd.
   (Electrical and
   Electronics)        18,000     288,025

 Mitsubishi Heavy
   Industries Ltd.
   (Aerospace and
   Defense)            19,000     146,167

 Mizuno Corp.
   (Consumer
   Products)           20,000     154,915

 Nintendo Co. Ltd.
   (Electrical and
   Electronics)         4,000     256,022

 Nippon Densetsu
   Kogyo (Building
   Materials and
   Construction)       20,000     219,799

 Nippon Telegraph
   & Telephone
   (Utilities-
   Telephone               39     272,595

 Rohm Co.
   (Electrical and
   Electronics)         3,000     178,038

                                             Aetna Mutual Funds Annual Report 51

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 Japan (continued)

 Sanyo Shinpan
   Finance Co.
   (Financial
   Services)            3,700 $   225,110

 Shin-Etsu
   Chemical Co.
   (Chemicals)          5,250      90,008

 Shinmaywa
   Industries Ltd.
   (Autos and Auto
   Equipment)          15,000     129,901

 TDK Corp.
   (Electrical and
   Electronics)         2,000     117,461

 Tsukishima Kikai
   (Machinery and
   Equipment)           5,100      99,543

 West Japan
   Railway+
   (Transportation)        70     228,943
                              ------------
 Total Japan                    4,954,757
                              ------------

 Malaysia (0.1%)

 AMMB Holdings Bhd
   (Financial
   Services)           20,000     135,357

 Lion Land Bhd
   (Financial
   Services)           95,000      95,126

 Magnum Corp. Bhd
   (Media and
   Entertainment)         500         863

 MBF Capital Bhd
   (Financial
   Services)           85,000     117,072

 Oriental
   Holdings Bhd
   (Diversified)       12,600      85,774
                              ------------
 Total Malaysia                   434,192
                              ------------

 Mexico (0.1%)

 ALFA, SA de C.V.
   (Diversified)       51,658     212,144

 Mexico (continued)

 Panamerican
   Beverages, Inc.
   (Foods and
   Beverages)           5,500 $   239,938

 Transportacion
   Maritima
   Mexicana SA de
   CV
   (Transportation)     7,000      49,000

 Tubos de Acero de
   Mexico SA+
   (Metals and
   Mining)              7,000      77,875
                              ------------
 Total Mexico                     578,957
                              ------------

 Netherlands (0.2%)

 ABN Amro
   Holding N.V.
   (Financial
   Services)            1,750      98,959

 Fortis Amev N.V.
   (Financial
   Services)            3,696     110,494

 ING Groep N.V.
   (Banks)              3,357     104,715

 Philips
   Electronics N.V.
   (Electrical and
   Electronics)         4,200     148,099

 Vendex
   International
   N.V.+ (Retail)       4,108     165,929
                              ------------
 Total Netherlands                628,196
                              ------------

 Norway (0.3%)

 Den norske Bank
   ASA (Banks)         90,550     301,113

 Merkantildata ASA
   (Computer
   Software)            6,000      92,232

 Orkla ASA
   (Diversified)        4,800     307,190

52 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 Norway (continued)

 Schibsted ASA
   (Printing and
   Publishing)         17,400 $   266,109
                              ------------
 Total Norway                     966,644
                              ------------

 Philippines (0.0%)

 DMCI Holdings,
   Inc.+ (Building
   Materials and
   Construction)      160,000     115,677
                              ------------

 Singapore (0.1%)

 Clipsal
   Industries Ltd.
   (Electrical
   Equipment)          40,000     128,000

 Singapore
   Airlines Ltd.
   (Transportation)    16,000     140,810

 Wing Tai Holdings
   Ltd.+
   (Diversified)       74,000     181,719
                              ------------
 Total Singapore                  450,529
                              ------------

 South Korea (0.0%)

 Korea Electric
   Power Corp.
   (Utilities -
   Electric)            7,000     126,000
                              ------------

 Spain (0.2%)

 Cubiertas y Mzov
   SA (Building
   Materials and
   Construction)        3,750     268,288

 Empresa Nacional
   de Electricidad
   SA (Utilities -
   Electric)            2,000     122,534

 Repsol SA (Oil
   and Gas)             5,400     176,435

 Telefonica de
   Espana
   (Utilities -
   Telephone)           5,000     100,412
                              ------------
 Total Spain                      667,669
                              ------------

 Sweden (0.2%)

 Enator AB+
   (Commercial
   Services)            6,000 $   133,444

 Frontec AB+
   (Computer
   Software)           10,000     143,194

 Skandinaviska
   Enskilda Banken
   (Banks)             24,000     201,080

 Sparbanken
   Sverige AB
   (Banks)             11,500     182,191

 Volvo AB (Autos
   and Auto
   Equipment)          10,300     214,173
                              ------------

 Total Sweden                     874,082
                              ------------

 Switzerland (0.1%)

 Baloise Holding
   Ltd.
   (Insurance)             50     104,868

 Electrowatt AG
   (Utilities -
   Electric)              600     228,804
                              ------------
 Total Switzerland                333,672
                              ------------

 Taiwan (0.0%)

 ASE Test Ltd.
   ADR+
   (Electrical and
   Electronics)         3,000      41,250

 China Steel
   Corp.++ (Metals
   and Mining)          5,000      96,938
                              ------------
 Total Taiwan                     138,188
                              ------------

 United Kingdom (0.7%)

 Allied Domecq Plc
   (Foods and
   Beverages)          22,231     171,955

 Bank of Scotland
   (Banks)             48,678     224,326

 British Airways
   Plc
   (Transportation)     6,400      57,737

                                             Aetna Mutual Funds Annual Report 53

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------

                    Number of    Market
                     Shares      Value
                    ----------   ------
 United Kingdom (continued)

 Burton Group Plc
   (Retail)            79,200 $   192,487

 Commercial Union
   Plc (Insurance)     10,000     105,602

 D.F.S. Furniture
   Co. Plc (Home
   Furnishings and
   Appliances)         12,920     114,767

 Granada Group Plc
   (Diversified)       18,980     273,373

 Hillsdown
   Holdings Plc
   (Foods and
   Beverages)          50,560     144,492

 Inchcape Plc
   (Retail)            35,140     165,658

 Ladbroke Group
   Plc (Media and
   Entertainment)      38,724     125,801

 Medeva Plc
   (Pharmaceuticals)   47,317     204,570

 Mirror Group Plc
   (Printing and
   Publishing)         42,800     162,042

 National Power
   Plc (Utilities
   - Electric)          5,350     145,119

 Shell Transport &
   Trading Co.
   (Oil and Gas)       15,700     257,576

 Slough Estates
   Plc (Real
   Estate
   Investment
   Trusts)             25,000     100,961

 Standard
   Chartered Plc
   (Banks)             12,000     129,556

 Whitbread Plc
   (Foods and
   Beverages)          17,000     199,593
                              ------------
 Total United
   Kingdom                      2,775,615
                              ------------



 Total Foreign
   Common Stocks              $21,925,907
                              ------------

 Total Common
   Stocks
   (cost
   $294,468,731)              359,593,791
                              ------------

 Preferred Stocks (2.2%)

 United States (2.1%)

 Alexander &
   Alexander++
   (Financial
   Services)            3,700     167,425

 AMC Entertainment
   (Media and
   Entertainment)       1,250      39,063

 BankAmerica Corp.
   (Banks)             71,900   6,578,849

 Case Corp.++
   (Machinery and
   Equipment)             800      94,400

 Ceridian Corp.
   (Computers and
   Office
   Equipment)           1,500     163,500

 Corning
   Delaware L.P.
   (Foods and
   Beverages)           1,100      61,600

 Cyprus Amax
   Minerals Co.
   (Metals and
   Mining)              2,900     155,513

 Freeport McMoRan,
   Inc. (Metals
   and Mining)          2,000      58,000

 International
   Paper Co.++
   (Paper and
   Containers)            700      33,425

 Sea Containers
   Ltd.
   (Diversified)        1,500      69,375

 Tanger Factory
   Outlet Centers,
   Inc. (Retail)        4,200      91,350

54 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Number of    Market
                     Shares      Value
                    ----------   ------
 United States (continued)

 Preferred Stocks (continued)

 Union Planters
   Co. (Foods and
   Beverages)           1,400 $    60,200

 Valero Energy
   Corp.
   (Utilities -
   Oil and Gas)         2,800     148,400

 William Cos.,
   Inc.
   (Commercial
   Services)            2,100     176,400
                              ------------
 Total United
   States                       7,897,500
                              ------------

 Foreign Preferred Stocks (0.1%)

 Austria (0.0%)


 Creditanstalt-Bankverein
   (Banks)               2,300    108,005
                              ------------

 Finland (0.1%)

 Oy Nokia Ab
   (Telecommunications)  5,700    263,393
                              ------------


 Germany (0.0%)

 Gerry Weber
   International
   AG (Apparel)          3,906    147,133
                              ------------

 Total Foreign
   Preferred
   Stocks                         518,531
                              ------------

 Total Preferred
   Stocks (cost
   $5,718,122)                  8,416,031
                              ------------

                   Principal    Market
                    Amount       Value
                   ---------- ------------
 Corporate and Convertible Bonds (1.8%)

 Agnico-Eagle
   Mines Ltd.,
   3.50%, 01/27/04  $ 100,000 $    92,029

 Alza Corp.,
   0.00%, 07/14/14    140,000      58,625

 Alza Corp.,
   5.00%, 05/01/06     70,000      67,375

 Apache Corp.,
   6.00%, 01/15/02  $  30,000 $    38,100

 Automatic Data
   Processing,
   Inc., 0.00%,
   02/20/12           200,000     110,327

 Baker Hughes,
   Inc., 0.00%,
   05/05/08           525,000     392,698

 Bindley Western,
   6.50%, 10/01/02     70,000      72,100

 Boston Market,
   Inc., 0.00%,
   06/01/15           270,000      87,075

 Career Horizons,
   Inc., 7.00%,
   11/01/02            70,000     164,413

 Carnival Corp.,
   4.50%, 07/01/97     20,000      34,500

 Checkpoint
   Systems Inc.,
   5.25%, 11/01/05     88,000     119,900

 Cityscape
   Financial
   Corp.++, 6.00%,
   05/01/06            90,000      90,675

 Comverse
   Technology,
   Inc., 5.25%,
   12/01/03           170,000     307,700

 Comverse
   Technology,
   Inc.++, 5.75%,
   10/01/06           400,000     399,000

 Consolidated
   Natural Gas
   Co., 7.25%,
   12/15/15            50,000      54,250

 Continental
   Airlines,
   Inc.++, 6.75%,
   04/15/06           140,000     142,800

 Continental Homes
   Holding Corp.,
   6.875%, 11/01/02    50,000      49,000

 Costco Wholesale,
   Inc., 5.75%,
   05/15/02           175,000     167,024

                                             Aetna Mutual Funds Annual Report 55

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth and Income Fund (continued)
--------------------------------------------------------------------------------
                     Principal   Market
                     Amount      Value
                     --------    ------
 Corporate and Convertible Bonds
   (continued)

 Cross Timbers Oil
   Co., 5.25%,
   11/01/03         $  70,000 $    77,263

 Fremont General
   Corp., 0.00%,
   10/12/13           370,000     214,600

 Healthsouth Rehab
   Corp., 5.00%,
   04/01/01            35,000      70,744

 Home Depot, Inc.,
   3.25%, 10/01/01     70,000      70,263

 Integrated Health
   Services,
   5.75%, 01/01/01     70,000      68,075

 Marriott
   International,
   Inc.++, 0.00%,
   03/25/11           270,000     153,900

 NAC Re Corp.++,
   5.25%, 12/15/02     70,000      68,600

 National
   Semiconductor
   Corp.++, 6.50%,
   10/01/02           350,000     327,469

 Office Depot,
   Inc., 0.00%,
   12/11/07           100,000      64,500

 Ogden Corp.,
   6.00%, 06/01/02     25,000      23,375

 Oryx Energy Co.,
   7.50%, 05/15/14     50,000      47,125

 Penzoil Co.,
   6.50%, 01/15/03     35,000      55,388

 Phycor Inc.,
   4.50%, 02/15/03    105,000     106,181

 Phymatrix Corp.,
   6.75%, 06/15/03  $ 200,000 $   166,500

 Pioneer Financial
   Services,
   6.50%, 04/01/03    105,000     109,200

 Pogo Producing,
   5.50%, 03/15/04     70,000     142,975

 Potomac Electric
   Power, 7.00%,
   01/15/18         $ 250,000 $   255,938

 Prime Hospitality
   Corp., 7.00%,
   04/15/02            55,000      78,306

 Proffitt's, Inc.,
   4.75%, 11/01/03    285,000     296,400

 Richey
   Electronics,
   Inc.++, 7.00%,
   03/01/06           141,000     126,195

 Rite Aid Corp.,
   0.00%, 07/24/06    800,000     452,000

 Rotech Medical
   Corp.++, 5.25%,
   06/01/03           245,000     208,556

 Sanmina Corp.++,
   5.50%, 08/15/02     70,000     120,243

 SCI Systems,
   Inc.++, 5.00%,
   05/01/06            55,000      67,375

 Sholodge Inc.,
   7.50%, 05/01/04    188,000     176,720

 Theratx Inc.,
   8.00%, 02/01/02    150,000     136,500

 Thermo Instrument
   System++,
   4.50%, 10/15/03     70,000      69,913

 US Cellular
   Corp., 0.00%,
   06/15/15           175,000      58,406

 U.S. Filter
   Corp., 6.00%,
   09/15/05           235,000     451,200

 US Office
   Products Co.,
   5.50%, 02/01/01     70,000      79,450

 Veterinary
   Centers of
   America++,
   5.25%, 05/01/06    105,000      89,250
                              ------------

 Total Corporate
   and
   Convertible
   Bonds
   (cost
   $6,360,090)                  6,880,201
                              ------------

56 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Principal   Market
                     Amount      Value
                     --------    ------
 Short-Term Investments (2.8%)

 AT&T Capital
   Corp., Comm.
   Paper, 5.45%,
   11/04/96         $8,521,000 $8,521,000

 U.S. Treasury
   Bill+++, Time
   Deposit, 4.71%,
   11/14/96           100,000      99,813

 U.S. Treasury
   Bill+++, Time
   Deposit, 4.82%,
   11/14/96           455,000     454,208

 U.S. Treasury
   Bill+++, Time
   Deposit, 4.85%,
   11/14/96           105,000     104,804

 U.S. Treasury
   Bill+++, Time
   Deposit, 4.95%,
   11/14/96           550,000     548,972

 U.S. Treasury
   Bill+++, Time
   Deposit, 5.02%,
   11/14/96           500,000     499,065

 U.S. Treasury
   Bill+++, Time
   Deposit, 5.07%,
   11/14/96           100,000      99,813

 U.S. Treasury
   Bill+++, Time
   Deposit, 5.09%,
   11/14/96           600,000     598,878
                              ------------
 Total Short-Term
   Investments
   (cost
   $10,926,679)                10,926,553
                              ------------

                    Number of   Market
                    Contracts    Value
                    ---------- -----------

 Call Options Purchased (0.1%)

 Russell 2000
   Index, Strike
   $325, Dec 96         9,500     199,500

 Total Call Options
   Purchased
   (cost $168,785)                199,500
                              ------------

                    Number of   Market
                    Contracts    Value
                    ---------- -----------

 Put Options Purchased (0.3%)

 S & P Midcap
   Index, Strike
   $230, Dec 96        33,000 $    86,625

 S & P Midcap
   Index, Strike
   $240, Dec 96        113,100     572,569

 S & P Midcap
   Index, Strike
   $245, Dec 96        45,000     315,000

 Total Put
   Options
   Purchased
   (cost
   $1,402,046)                    974,194
                              ------------
Total
Investments
(cost
$319,044,453)(a)              386,990,270

 Other assets less
   liabilities                 (2,568,780)
                              ------------
 Total Net Assets             $384,421,490

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $319,559,778. Unrealized gains and losses, based on identified tax cost at October 31, 1996, are as follows:

Unrealized gains ..........   $72,239,553
Unrealized losses .........    (4,809,061)
                              ============
    Net unrealized gain ...   $67,430,492
                              ============

  +Non-income producing security.

 ++Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

+++Security pledged to cover initial margin requirements on open futures contracts at October 31, 1996.

Category percentages are based on net assets.

See Notes to Financial Statements.           Aetna Mutual Funds Annual Report 57

Portfolio of Investments

October 31, 1996
--------------------------------------------------------------------------------
Growth and Income Fund (continued)
--------------------------------------------------------------------------------
Information concerning open futures contracts at October 31, 1996 is shown below:


                                No. of     Initital    Expiration  Unrealized
                               Contracts    Value        Date      Gain/(Loss)
                               ---------  -----------  ----------  ----------

Long Contracts
All Ordinaries Shares
  Price Index Future               2      $   90,377     Dec 96     $    2,716
TFE 35 Index Future                5         521,231     Dec 96         20,581
DAX-30 German Stock
  Index Future                     3         513,235     Dec 96         26,962
MIB 30 Index Future                1          93,933     Dec 96          2,882
Topix Index Future                 6         860,253     Dec 96         (3,781)
FT-SE 100 Index Future             6         915,566     Dec 96         22,879
S&P 500 Index Future               93     32,615,376     Dec 96        383,349
Short Contracts
Russell 2000 Index Future          20     (3,392,500)    Dec 96        (27,000)
S&P Mid-Cap 400
  Index Future                     50     (6,011,375)    Dec 96        (89,875)
                                          ===========               ===========
                                          $26,206,096               $  338,713
                                          ===========               ===========

Information concerning options written at October 31, 1996 is shown below:

                                No. of        Exercise Expiration     Market
                               Contracts       Price     Date         Value
                               ---------      -------- ---------    -----------
 Put Options
 Russell 2000 Index                95         $  325      Dec 96    $  (49,282)
 Call Options
 S & P MidCap Index               330            230      Dec 96      (536,250)
 S & P MidCap Index              1130            240      Dec 96    (1,032,037)
 S & P MidCap Index               450            245      Dec 96      (270,000)
 Sunbeam Corp.                     17             20      Jan 97        (9,244)
                                                                   ===========
     Total Deferred Premiums
       on Written Options                                          $(1,896,83)
                                                                   ===========
58      See Notes to Financial Statements.

Portfolio of Investments

October 31, 1996
--------------------------------------------------------------------------------
  Growth Fund
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------
 Common Stocks (96.2%)

 Aerospace and Defense (9.7%)

 Boeing Co.             15,000 $1,430,625

 General Motors,
   Class H              30,000  1,601,250

 United
   Technologies Corp.   14,000  1,802,500
                               -----------
                                4,834,375
                               -----------

 Agriculture (3.2%)

 Delta & Pine Land
   Co.                  45,000  1,620,000
                               -----------

 Autos and Auto Equipment (2.8%)

 Ford Motor Co.         45,000  1,406,250
                               -----------
 Banks (3.4%)

 Wells Fargo & Co.       6,333  1,691,703
                               -----------

 Chemicals (6.0%)

 Monsanto Co.           35,000  1,386,875

 Olin Corp.             38,200  1,623,500
                               -----------
                                3,010,375
                               -----------

 Computer Software (4.9%)

 Cisco Systems,
   Inc.+                20,000  1,237,500

 National Data Corp.    30,000  1,233,750
                               -----------
                                2,471,250
                               -----------

 Computers and Office Equipment (3.0%)

 Sun
   Microsystems,
   Inc.+                25,000  1,525,000
                               -----------

 Electrical and Electronics (9.0%)

 Hewlett Packard Co.    30,000  1,323,750

 Intel Corp.            20,000  2,197,499

 Xilinx, Inc.+          30,000    982,500
                               -----------
                                4,503,749
                               -----------

 Electrical Equipment (3.0%)

 Avnet, Inc.            30,000  1,511,250
                               -----------

 Financial Services (13.2%)

 Federal National
   Mortgage
   Association          35,000 $1,369,375

 Franklin
   Resources, Inc.      23,000  1,621,500

 Salomon, Inc.          35,000  1,579,375

 Travelers, Inc.        37,500  2,034,375
                               -----------
                                6,604,625
                               -----------

 Foods and Beverages (6.1%)

 Anheuser-Busch
   Co., Inc.            40,000  1,540,000

 Coca-Cola Co.          30,000  1,515,000
                               -----------
                                3,055,000
                               -----------

 Hotels and Restaurants (4.8%)

 Hilton Hotels Corp.    50,000  1,518,750

 Quality Dining,
   Inc.+                40,000    860,000
                               -----------
                                2,378,750
                               -----------

 Machinery and Equipment (2.7%)

 Caterpillar, Inc.      20,000  1,372,500
                               -----------

 Metals and Mining (2.3%)

 Phelps Dodge Corp.     18,000  1,131,750
                               -----------

 Oil and Gas (10.1%)

 Burlington
   Resources, Inc.      20,000  1,007,500

 Pennzoil Co.           15,000    765,000

 Schlumberger Ltd.      12,000  1,189,500

 Tidewater, Inc.        47,500  2,078,125
                               -----------
                                5,040,125
                               -----------

 Paper and Containers (1.7%)

 Mead Corp.             15,000    851,250
                               -----------

 Pharmaceuticals (7.4%)

 Amgen, Inc.+           18,500  1,134,281

 Merck & Co., Inc.      20,000  1,482,500

See Notes to Portfolio of Investments.       Aetna Mutual Funds Annual Report 59

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Growth Fund (continued)
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------

 Pharmaceuticals (continued)

 Pharmacia &
   Upjohn, Inc.         30,000 $1,080,000
                               -----------
                                3,696,781
                               -----------

 Transportation (2.9%)

 Burlington
   Northern Santa Fe    17,500  1,441,563
                               -----------

 Total Common
   Stocks (cost
   $39,942,053)                48,146,296
                               -----------

                      Principal  Market
                      Amount     Value
                      --------   -------

 Short-Term Investments (3.8%)

 Student Loan
   Marketing
   Association,
   Disc. Note,
   5.53%, 11/01/96  $1,925,000 $1,925,000
                               -----------

 Total Short-Term
   Investments
   (cost
   $1,925,000)                  1,925,000
                               -----------
Total Investments
(cost $41,867,053)
(a)                            50,071,296

 Other assets less
   liabilities                     17,288
                               -----------

 Total Net Assets              $50,088,584



Notes to Portfolio of Investments

(a) The cost of investments for federal
    income tax purposes is identical.
    Unrealized gains and losses, based on
    identified tax cost at October 31,
    1996, are as follows:

Unrealized gains .........     $8,512,226
Unrealized losses ........       (307,983)
                               ===========
    Net unrealized gain ..     $8,204,243
                               ===========

 +Non-income producing security.

 Category percentages are based on net assets.

60 See Notes to Financial Statements.

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Small Company Fund
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  ------
 Common Stocks (97.3%)

 Aerospace and Defense (1.8%)

 BE Aerospace, Inc.+    30,000 $  652,500
                               -----------

 Apparel (1.0%)

 Wolverine World
   Wide, Inc.           13,750    340,313
                               -----------

 Banks (5.1%)

 Cullen/Frost
   Bankers, Inc.        20,000    601,250

 Dime Bancorp, Inc.+    15,000    223,125

 Keystone
   Financial, Inc.      22,500    585,000

 Provident
   Bankshares Corp.     12,000    432,000
                               -----------
                                1,841,375
                               -----------

 Building Materials and Construction
   (5.7%)

 Dayton Superior
   Corp.+               27,700    290,850

 EMCOR Group, Inc.+     25,000    365,625

 Fibreboard Corp.+      15,000    481,875

 Lone Star
   Industries, Inc.     15,000    551,250

 Royal Plastics
   Group Ltd.+          20,000    375,000
                               -----------
                                2,064,600
                               -----------

 Chemicals (6.1%)

 Church & Dwight,
   Inc.                 25,000    537,500

 Crompton &
   Knowles Corp.        45,000    810,000

 First Mississippi
   Corp.                15,000    435,000

 Fuller (H.B.) Co.      10,000    417,500
                               -----------
                                2,200,000
                               -----------

 Commercial Services (1.6%)

 CET Environmental
   Services, Inc.+      57,400    243,950

 Western Staff
   Services, Inc.+      25,000 $  343,750
                               -----------
                                  587,700
                               -----------

 Computer Software (5.0%)

 Computer Task
   Group, Inc.          15,000    566,250





National Data Corp.    30,000  1,233,750
                               -----------
                                1,800,000
                               -----------

 Computers and Office Equipment (1.4%)

 Amdahl Corp.+          50,000    512,500
                               -----------

 Consumer Products (2.1%)

 Tyco Toys, Inc.+      120,000    765,000
                               -----------

 Electrical and Electronics (6.5%)

 Aeroflex, Inc.+        65,000    292,500

 BMC Industries,
   Inc.                 30,000    888,750

 Chips &
   Technologies,
   Inc.+                20,000    397,500

 Silicon Valley
   Group, Inc.+         45,000    748,125
                               -----------
                                2,326,875
                               -----------

 Financial Services (2.4%)

 RCSB Financial,
   Inc.                 30,000    870,000
                               -----------

 Foods and Beverages (1.0%)

 Unimark Group,
   Inc.+                37,500    370,313
                               -----------

 Health Services (1.3%)

 Curative
   Technologies,
   Inc.+                20,000    455,000
                               -----------

 Home Furnishings and Appliances (1.7%)

 Sunbeam Corp., Inc.    25,000    615,625
                               -----------

 Hotels and Restaurants (2.6%)

 Sun International
   Hotels Ltd.+         20,000    945,000
                               -----------

See Notes to Financial Statements.           Aetna Mutual Funds Annual Report 61

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  Small Company Fund (continued)
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------

 Insurance (10.2%)

 Allmerica
   Financial Corp.      18,000 $  546,750
 Bankers Life
   Holding Corp.        25,000    615,625
 CapMAC
   Holdings, Inc.       25,000    834,375
 Delphi Financial
   Group, Inc.+         35,000    984,375
 LaSalle Re
   Holdings Ltd.        23,500    681,500
                               -----------
                                3,662,625
                               -----------

 Machinery and Equipment (1.3%)

 Global Industrial
   Technologies,
   Inc.+                25,000    465,625
                               -----------

 Media and Entertainment (5.0%)

 Anacomp, Inc.+         30,000    262,500

 Osborn
   Communications
   Corp.+               25,000    368,750

 Telemundo
   Group, Inc.+         25,000    693,750

 Topps Co., Inc.+      120,000    457,500
                               -----------
                                1,782,500
                               -----------

 Medical Supplies (4.4%)
 Fisher Scientific
   International        15,000    673,125

 INAMED Corp.+          40,000    360,000

 PLC Systems, Inc.+     25,000    559,375
                               -----------
                                1,592,500
                               -----------

 Metals and Mining (3.8%)
 Minerals
   Technologies,
   Inc.                 10,000    392,500

 Reynolds Metals Co.    10,000    562,500

 Wolverine Tube,
   Inc.+                10,000    398,750
                               -----------
                                1,353,750
                               -----------


 Oil and Gas (8.3%)

 Basic Petroleum
   International
   Ltd.+                25,000 $  762,500

 Camco
   International,
   Inc.                 15,000    581,250

 Chesapeake
   Energy Corp.+        10,000    582,500

 Marine Drilling
   Co., Inc.+           40,000    555,000

 World Fuel
   Services Corp.       30,000    521,250
                               -----------
                                3,002,500
                               -----------

 Pharmaceuticals (6.4%)

 Alcide Corp.+          35,000    743,750

 American
   Biogenetic
   Sciences, Inc.+      30,000    161,250

 Biovail Corp.
   International+       20,000    585,000

 Celgene Corp.+         75,000    646,875

 Draxis Health,
   Inc.+                50,000    178,125
                               -----------
                                2,315,000
                               -----------

 Retail (3.7%)

 CML Group, Inc.       120,000    585,000

 United Auto
   Group, Inc.+         10,000    343,750

 Waban, Inc.+           15,000    391,875
                               -----------
                                1,320,625
                               -----------

 Telecommunications (5.3%)

 Associated Group,
   Inc.+                15,000    423,750

 Atlantic
   Tele-Network,
   Inc.+                45,000    793,125

 Comsat Corp.           30,000    705,000
                               -----------
                                1,921,875
                               -----------

62 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------

 Utilities - Electric (3.6%)

 Tucson Electric
   Power Co.+           65,000 $1,283,749
                               -----------

 Total Common
   Stocks (cost
   $31,479,476)                35,047,550
                               -----------

                      Principal  Market
                      Amount     Value
                      --------   -------

 Short-Term Investments (4.0%)

 Student Loan
   Marketing
   Association,
   Disc. Note,
   5.53%, 11/01/96   $1,440,000$1,440,000
                               -----------

 Total Short-Term
   Investments
   (cost
   $1,440,000)                  1,440,000
                               -----------
Total Investments
(cost $32,919,476)
(a)                            36,487,550

 Other assets less
   liabilities                   (478,358)
                               -----------

 Total Net Assets              $36,009,192



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $32,936,704. Unrealized gains and losses, based on identified tax cost at October 31, 1996, are as follows:

Unrealized gains ..........    $5,216,354
Unrealized losses .........    (1,665,508)
                               ===========
    Net unrealized gain ...    $3,550,846
                               ===========

 +Non-income producing security.

 Category percentages are based on net assets.

See Notes to Financial Statements.           Aetna Mutual Funds Annual Report 63

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  International Growth Fund
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------
 Common Stocks (92.4%)

 Argentina (1.2%)

 Banco Frances del
   Rio de la Plata
   SA (Banks)           23,500 $  616,875

 Quilmes Industrial
   SA (Foods and
   Beverages)           17,400    182,700
                               -----------

 Total Argentina                  799,575
                               -----------

 Australia (2.0%)

 Australian Gas
   Light Co. Ltd.
   (Oil and Gas)        71,849    394,325

 North Ltd. (Metals
   and Mining)         137,702    392,069

 Reinsurance
   Australia Corp.
   Ltd. (Insurance)    195,000    584,594
                               -----------

 Total Australia                1,370,988
                               -----------

 Austria (0.6%)

 VA Technologie AG
   (Commercial
   Services)             3,100    433,807
                               -----------

 Belgium (1.0%)

 Cimenteries CBR
   Cementbedrijven
   (Building
   Materials and
   Construction)         3,000    236,614

 G.I.B. Holdings
   Ltd. (Retail)        10,900    459,904
                               -----------

 Total Belgium                    696,518
                               -----------

 Brazil (0.9%)

 Telecomunicacoes
   Brasileiras SA
   (Utilities -
   Telephone)            8,500    633,250
                               -----------

 Canada (2.2%)

 BCE,  Inc.
   (Utilities -
   Telephone)            5,800 $  266,192

 Domtar, Inc.
   (Paper and
   Containers)          24,000    209,380

 Intertape Polymer
   Group, Inc.
   (Paper and
   Containers)          10,400    239,624

 Petro-Canada (Oil
   and Gas)             26,000    351,875

 Royal Bank
   of Canada
   (Banks)              14,000    462,456
                               -----------

 Total Canada                   1,529,527
                               -----------

 Chile (0.3%)

 Empresa Nacional
   Electricidad SA
   (Utilities -
   Electric)            12,000    220,500
                               -----------

 Denmark (3.2%)

 Carli Gry
   International
   A/S+ (Apparel)       11,600    524,950

 Falck A/S
   (Commercial
   Services)             1,700    459,254

 ISS International
   Service System
   A/S
   (Diversified)        20,000    567,830

 Tele Danmark A/S
   (Utilities -
   Telephone)           12,300    620,122
                               -----------
 Total Denmark                  2,172,156
                               -----------

 Finland (1.2%)

 Huhtamaki Group
   (Diversified)         9,000    391,650

 Neste (Oil and
   Gas)                 21,500    448,352
                               -----------
 Total Finland                    840,002
                               -----------

64 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------
 France (4.5%)

 Credit Local de
   France
   (Financial
   Services)             7,000 $  602,678

 Elf Aquitaine SA
   (Oil and Gas)         8,450    676,238

 Eridania
   Beghin-Say SA
   (Foods and
   Beverages)            1,500    239,027

 Le Carbone-
   Lorraine
   (Electrical and
   Electronics)            860    127,951

 Pathe SA+ (Media
   and
   Entertainment)        2,130    575,011

 PSA Peugeot (Autos
   and Auto
   Equipment)              400     41,737

 Union des
   Assurances
   Federales
   (Insurance)           4,600    517,795

 Usinor Sacilor
   (Metals and
   Mining)              20,000    296,973
                               -----------

 Total France                   3,077,410
                               -----------

 Germany (5.6%)

 BASF AG
   (Chemicals)          10,700    342,242

 Commerzbank AG
   (Banks)              25,000    560,071

 Deutsche
   Pfandbrief &
   Hypothekenbank
   AG (Banks)           10,000    411,049

 Leifheit AG (Home
   Furnishings and
   Appliances)           8,800    360,560

 Moebel Walther AG
   (Home
   Furnishings and
   Appliances)           5,000    309,278

 Schering AG
   (Pharmaceuticals)     6,200    499,253

 Schmalbach Lubeca
   AG+ (Paper and
   Containers)           2,100    419,806

 Germany (continued)

 VEBA AG (Utilities
   - Electric)          13,600 $  725,927

 Volkswagen AG
   (Autos and Auto
   Equipment)              520    204,897
                               -----------

 Total Germany                  3,833,083
                               -----------

 Hong Kong (10.3%)

 Bank of East Asia
   Ltd. (Banks)        172,932    675,420

 China Resources
   Enterprise Ltd.
   (Real Estate
   Investment
   Trusts)             470,000    528,821

 Citic Pacific Ltd.
   (Diversified)       135,000    656,467

 Goldlion Holdings
   Ltd. (Retail)       470,000    382,939

 Great Eagle
   Holdings Ltd.
   (Real Estate
   Investment
   Trusts)             235,000    755,241

 Guangnan Holdings
   (Commercial
   Services)           410,000    278,378

 HKR International
   Ltd. (Real
   Estate
   Investment
   Trusts)             505,000    640,042

 Hong Kong Land
   Holdings Ltd.
   (Real Estate
   Investment
   Trusts)             235,625    525,444

 HSBC Holdings Plc
   (Banks)              42,769    871,167

 Hysan Development
   Co. Ltd. (Real
   Estate
   Investment
   Trusts)             240,000    769,759

 New World
   Development Co.
   Ltd. (Real
   Estate
   Investment
   Trusts)              95,739    557,176

                                             Aetna Mutual Funds Annual Report 65

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  International Growth Fund (continued)
--------------------------------------------------------------------------------

                     Number of   Market
                      Shares     Value
                     ----------  ------
 Hong Kong (continued)

 Regal Hotels
   International
   (Hotels and
   Restaurants)      1,500,000 $  412,232
                               -----------
 Total Hong Kong                7,053,086
                               -----------

 Indonesia (1.4%)

 Asia Pulp & Paper
   Co. Ltd.+ (Paper
   and Containers)      20,000    197,500

 PT Citra Marga
   Nusaphala
   Persada
   (Commercial
   Services)           570,000    416,148

 Steady Safe
   (Foreign-Registered
   shares)
   (Transportation)    340,000    328,538
                               -----------
 Total Indonesia                  942,186
                               -----------

 Ireland (1.8%)

 Adare Printing
   Group Plc
   (Printing and
   Publishing)          29,065    257,882

 Golden Vale Plc
   (Foods and
   Beverages)          250,000    272,690

 Irish Life Plc
   (Insurance)          75,000    324,786

 Waterford
   Wedgewood (Home
   Furnishings and
   Appliances)         295,000    362,596
                               -----------
 Total Ireland                  1,217,954
                               -----------

 Italy (4.0%)

 Gemina S.p.A.+
   (Financial
   Services)         1,000,000    447,126

 Istituto Mobiliare
   Italiano S.p.A.
   (Financial
   Services)            82,300    651,572

 Italy (continued)

 Parmalat
   Finanziaria
   S.p.A. (Foods
   and Beverages)      294,040 $  421,761

 Pirelli S.p.A.
   (Autos and Auto
   Equipment)          225,000    399,149

 Stet Scocieta'
   Finaziaria
   Telefonica S.p.A.
   (Telecom-
   munications)        201,000    535,523

 Stet Societa'
   Finanziaria
   Telefonica S.p.A.
   (Telecom-
   munications)         35,000    120,948

 Telecom Italia
   S.p.A.
   (Utilities -
   Telephone)           90,000    200,613
                               -----------
 Total Italy                    2,776,692
                               -----------

 Japan (15.1%)

 AJL PEPS Trust
   (Consumer
   Products)            14,700    273,788

 Canon, Inc.
   (Computers and
   Office
   Equipment)           29,000    555,829

 Daibiru Corp.
   (Real Estate
   Investment
   Trusts)              25,000    283,541

 Daiichi
   Pharmaceutical
   (Pharmaceuticals)    41,000    591,173

 Exedy Corp. (Autos
   and Auto             14,000    222,789
   Equipment)

 Fuji Photo Film
   (Chemicals)          13,000    373,747

 Furukawa Electric
   Co. (Electrical
   Equipment)           79,000    419,518

 Hitachi Koki
   (Electrical
   Equipment)           35,000    293,872

 Hitachi Ltd.
   (Electrical and
   Electronics)         18,800    166,942

66 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------

Japan (continued)

 Honda Motor Co.
   Ltd. (Autos and
   Auto Equipment)      22,000 $  526,112

 Ito-Yokado Co.
   Ltd. (Retail)         7,000    349,569

 Komatsu Ltd.
   (Machinery and
   Equipment)           49,000    401,512

 Konica Corp.
   (Chemicals)          57,000    381,370

 Matsushita
   Electric
   Industrial Co.
   Ltd. (Electrical
   and Electronics)     42,000    672,059

 Mitsubishi Heavy
   Industries Ltd.
   (Aerospace and
   Defense)             82,000    630,825

 Mizuno Corp.
   (Consumer
   Products)            35,000    271,101

 Nintendo Co. Ltd.
   (Electrical and
   Electronics)          3,000    192,017

 Nippon Telegraph &
   Telephone
   (Utilities -
   Telephone)               90    629,066

 Rohm Co.
   (Electrical and
   Electronics)          7,000    415,421

 Sanyo Shinpan
   Finance Co.
   (Financial
   Services)             8,500    517,144

 Shinmaywa
   Industries Ltd.
   (Autos and Auto
   Equipment)           50,000    433,005

 Takara Standard
   (Building
   Materials and
   Construction)        30,000    279,585


 Japan (continued)

 TDK Corp.
   (Electrical and
   Electronics)         11,000 $  646,035

 Tsukishima Kikai
   (Machinery and
   Equipment)            8,000    156,146

 West Japan
   Railway+
   (Transportation)        200    654,123
                               -----------
 Total Japan                   10,336,289
                               -----------
 Malaysia (4.9%)

 AMMB Holdings Bhd
   (Financial
   Services)            85,000    575,256

 Lion Land Bhd
   (Financial
   Services)           500,000    500,653

 MBF Capital Bhd
   (Financial
   Services)           416,000    572,953

 Metroplex Bhd
   (Real Estate
   Investment
   Trusts)             500,000    575,850

 Oriental Holdings
   Bhd
   (Diversified)        91,700    624,229

 Sungei Way
   Holdings Bhd
   (Diversified)        90,000    512,922
                               -----------
 Total Malaysia                 3,361,863
                               -----------
 Mexico (2.3%)

 ALFA SA de C.V.
   (Diversified)       130,402    541,993

 Panamerican
   Beverages, Inc.
   (Foods and
   Beverages)           10,600    462,425

 Transportacion
   Maritima
   Mexicana SA de
   CV
   (Transportation)     38,500    269,500

 Tubos de Acero de
   Mexico SA+
   (Metals and
   Mining)              29,000    322,625
                               -----------
 Total Mexico                   1,596,543
                               -----------

                                             Aetna Mutual Funds Annual Report 67

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  International Growth Fund (continued)
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------
 Netherlands (3.3%)

 ABN Amro
   Holding N.V.
   (Financial
   Services)             4,166 $  235,580

 Fortis Amev N.V.
   (Financial
   Services)             9,482    283,470

 ING Groep N.V.
   (Banks)              19,615    611,848

 Philips
   Electronics N.V.
   (Electrical and
   Electronics)         15,300    539,501

 Vendex
   International
   N.V.+ (Retail)       15,298    617,910
                               -----------
 Total Netherlands              2,288,309
                               -----------

 Norway (3.4%)

 Den norske Bank
   ASA (Banks)         172,000    569,268

 Merkantildata ASA
   (Computer
   Software)            27,000    415,046

 Orkla ASA
   (Diversified)         7,700    492,785

 Schibsted ASA
   (Printing and
   Publishing)          29,800    455,750

 Tomra Systems ASA
   (Paper and
   Containers)          30,000    425,869
                               -----------
 Total Norway                   2,358,718
                               -----------

 Philippines (1.9%)

 Ayala Land, Inc.
   (Real Estate
   Investment
   Trusts)             247,500    263,699

 C & P Homes, Inc.
   (Building
   Materials and
   Construction)     1,147,950    524,178

 DMCI Holdings,
   Inc.+ (Building
   Materials and
   Construction)       586,000    423,668

 Philippines (continued)

 Sanitary Wares
   Manufacturing
   Corp.+ (Building
   Materials and
   Construction)       761,400 $   57,945
                               -----------
 Total Philippines              1,269,490
                               -----------

 Singapore (1.5%)

 Clipsal Industries
   Ltd. (Electrical
   Equipment)          120,000    384,000

 Singapore
   Airlines Ltd.
   (Foreign-Registered
   shares)
   (Transportation)     12,000    105,607

 Wing Tai Holdings
   Ltd.+
   (Diversified)       210,000    515,685
                               -----------
 Total Singapore                1,005,292
                               -----------

 South Korea (0.6%)

 Korea Electric
   Power Corp.
   (Utilities -
   Electric)            23,000    414,000
                               -----------

 Spain (2.8%)

 Banco Bilbao
   Vizcaya, SA
   (Banks)               6,300    306,413

 Cubiertas y Mzov
   SA (Building
   Materials and
   Construction)         7,000    500,804

 Empresa Nacional
   de Electricidad
   SA (Utilities -
   Electric)             9,000    551,402

 Repsol SA (Oil and
   Gas)                 17,500    571,779
                               -----------
 Total Spain                    1,930,398
                               -----------

 Sweden (3.9%)

 Enator AB+
   (Commercial
   Services)            22,000    489,299

68 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  ------


 Sweden (continued)

 Frontec AB+
   (Computer
   Software)            40,000 $  572,778

 Skandinaviska
   Enskilda Banken
   (Banks)              64,000    536,218

 Sparbanken Sverige
   AB (Banks)           33,000    522,812

 Volvo AB (Autos
   and Auto
   Equipment)           25,700    534,397
                               -----------
 Total Sweden                   2,655,504
                               -----------

 Switzerland (1.2%)

 Baloise Holding
   Ltd. (Insurance)        125    262,175

 Electrowatt AG
   (Utilities -
   Electric)             1,450    552,951
                               -----------
 Total Switzerland                815,126
                               -----------

 Taiwan (0.4%)

 China Steel Corp.+
   (Metals and
   Mining)              13,000    252,038

 China Steel Corp.,
   ADR++ (Metals
   and Mining)           2,000     38,775
                               -----------
 Total Taiwan                     290,813
                               -----------

 Thailand (0.7%)

 Advanced Info
   Service PCL
   (Foreign-Registered
   shares)
   (Telecom
   munications          15,000    203,490

 Electricity
   Generating
   Public Co. Ltd.
   (Foreign-Registered
   shares)
   (Utilities -
   Electric)           102,000    295,942
                               -----------
 Total Thailand                   499,432
                               -----------

 United Kingdom (10.2%)

 Allied Domecq Plc
   (Foods and
   Beverages)           63,769 $  492,208

 Bank of Scotland
   (Banks)             129,753    595,837

 Barclays Bank
   Restricted+
   (Financial
   Services)             1,122     17,604

 Boots Co. Plc
   (Retail)             30,000    304,348

 British Airways
   Plc
   (Transportation)     16,600    149,484

 Burton Group Plc
   (Retail)            160,000    388,862

 Commercial Union
   Plc (Insurance)      30,200    319,655

 Cowie Group Plc
   (Autos and Auto
   Equipment)           62,000    363,459

 D.F.S. Furniture
   Co. Plc (Home
   Furnishings and
   Appliances)          40,790    362,334

 Granada Group Plc
   (Diversified)        45,225    651,753

 Hillsdown
   Holdings Plc
   (Foods and
   Beverages)          185,424    525,383

 Inchcape Plc
   (Retail)             75,833    354,406

 Ladbroke Group Plc
   (Media and
   Entertainment)      161,428    524,424

 Medeva Plc
   (Pharmaceuticals)   119,775    514,910

 Mirror Group Plc
   (Printing and
   Publishing)          88,300    335,025

 National Power Plc
   (Utilities -
   Electric)             4,000    108,500

                                             Aetna Mutual Funds Annual Report 69

Portfolio of Investments
October 31, 1996
--------------------------------------------------------------------------------
  International Growth Fund (continued)
--------------------------------------------------------------------------------
                     Number of   Market
                      Shares     Value
                     ----------  -------


 United Kingdom (continued)

 Shell Transport &
   Trading Co. (Oil
   and Gas)             45,300 $  742,829

 Slough Estates Plc
   (Real Estate
   Investment
   Trusts)              24,675     99,648

 Whitbread Plc
   (Foods and
   Beverages)           14,000    164,143
                               -----------

 Total United
   Kingdom                      7,014,812
                               -----------

 Total Common
   Stocks (cost
   $59,256,510)                63,433,323
                               -----------

 Preferred Stocks (1.7%)

 Finland (1.2%)

 Oy Nokia Ab
  (Telecom
  munications)        17,200      795,173
                               -----------

 Germany (0.5%)

 Gerry Weber
   International AG
   (Apparel)             9,434    358,482
                               -----------

 Total Preferred Stocks
   (cost $1,262,941)            1,153,655
                               -----------

                        Principal   Market
                         Amount      Value
 Short-Term Investments (2.8%)

 Lockheed Martin
   Corp., Comm.
   Paper, 11/01/96   $1,640,000$1,640,000

 U.S. Treasury
   Bill, Disc.
   Note, 11/14/96      300,000    299,448
                               -----------

 Total Short-Term
   Investments
   (cost $1,939,449)            1,939,448
                               -----------

 Total Investments
   (cost $62,458,900) (a)      66,526,426

 Other assets less
   liabilities                  2,152,821
                               -----------
 Total Net Assets              $68,679,247

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $62,680,012. Unrealized gains and losses, based on identified tax cost at October 31, 1996, are as follows:

Unrealized gains ..........    $5,886,169
Unrealized losses .........     (2,039,75)
                               -----------
    Net unrealized gain ...    $3,846,414
                               ===========

  +Non-income producing security.

 ++Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

 Category percentages are based on net assets.

Information concerning open futures contracts at October 31, 1996 is shown below:

                                No. of     Initital    Expiration   Unrealized
                               Contracts    Value        Date       Gain/(Loss)
                               ----------  ----------  ----------   ----------

TFE 35 Index Future                2         207,628     Dec 96      $ 9,075
                                                                    ==========
70 See Notes to Financial Statements.

                      This page intentionally left blank.

                                             Aetna Mutual Funds Annual Report 71

Statements of Assets and Liabilities

October 31, 1996
--------------------------------------------------------------------------------
                  Aetna Series Fund, Inc.                     Money Market
--------------------------------------------------------------------------------
Assets:
Investments, at market value ..........................     $442,406,200
Cash ..................................................           43,913
Receivable for:
  Dividends and interest ..............................        2,533,293
  Investments sold ....................................               --
  Fund shares sold ....................................        9,109,699
  Reimbursement from Investment Adviser ...............          179,793
Prepaid insurance .....................................            3,227
Deferred organizational expenses ......................            7,141
                                                             ------------
    Total assets ......................................      454,283,266
                                                             ------------
Liabilities:
Payable for:
  Dividends ...........................................          358,096
  Investments purchased ...............................        7,831,633
  Fund shares redeemed ................................        2,491,018
Other liabilities .....................................          472,361
                                                             ------------
    Total liabilities .................................       11,153,108
                                                             ------------
NET ASSETS ............................................     $443,130,158
                                                             ============
Net Assets represented by:
Paid-in capital .......................................      443,130,158
Unrealized gain (loss) on investments .................               --
Undistributed (distributions in excess of)
  net investment income ...............................               --

Accumulated net realized gain (loss) on investments ...               --
                                                             ============
NET ASSETS ............................................     $443,130,158
                                                             ============
Capital Shares, $.001 par value
Select Class:
    Outstanding .......................................      323,280,879
    Net Assets ........................................     $323,280,879
    Net Asset Value per share
      (net assets divided by shares
      outstanding).....................................      $      1.00
Adviser Class:
    Outstanding .......................................      119,849,279
    Net Assets ........................................     $119,849,279
    Net Asset Value per share
      (net assets divided by shares
      outstanding).....................................      $      1.00

Cost of Investments ...................................     $442,406,200

72 See Notes to Financial Statements.

     ---------------                  ---------                  --------------
     Government Fund                  Bond Fund                  The Aetna Fund
     ---------------                  ---------                  --------------


       $11,052,592                  $29,491,389                  $91,788,520
                19                       30,865                      231,829

           166,746                      363,767                      304,642
                --                           --                      708,779
            15,227                       16,748                       19,521
             7,283                        8,310                           --
               400                          724                        1,058
                --                        7,141                        7,141
       -----------                  -----------                 ------------
        11,242,267                   29,918,944                   93,061,490
       -----------                  -----------                 ------------


            27,669                       24,149                           --
                --                           --                      407,729
               188                      108,639                      113,449
            26,173                       45,114                      132,225
       -----------                  -----------                 ------------
            54,030                      177,902                      653,403
       -----------                  -----------                 ------------
       $11,188,237                  $29,741,042                 $92,408,087
       ===========                  ===========                 ============

       $11,602,182                  $29,957,393                  $70,346,350
           (74,675)                     619,246                   11,139,666
            37,340                       93,870                      799,186
          (376,610)                    (929,467)                  10,122,885
       ===========                  ===========                 ============
       $11,188,237                  $29,741,042                  $92,408,087
       ===========                  ===========                 ============


         1,088,403                    2,860,637                    6,552,804
       $10,661,816                  $28,863,613                  $88,625,463
        $     9.80                   $    10.09                  $     13.52

            53,755                       87,000                      280,472
        $  526,421                   $  877,429                  $ 3,782,624
        $     9.79                   $    10.09                  $     13.49

       $11,127,267                  $28,872,143                  $80,648,854

                                             Aetna Mutual Funds Annual Report 73

Statements of Assets and Liabilities

October 31, 1996
--------------------------------------------------------------------------------
                   Aetna Series Fund, Inc.              Growth and Income Fund
--------------------------------------------------------------------------------
Assets:
Investments, at market value ..........................        $386,990,270
Cash ..................................................              84,250
Cash denominated in foreign currencies ................             523,488
Receivable for:
  Dividends and interest ..............................             637,770
  Investments sold ....................................           6,647,983
  Fund shares sold ....................................              19,507
  Recoverable taxes ...................................              11,558
  Variation margin ....................................             245,207
  Reimbursement from Investment Adviser ...............                  --
Prepaid insurance .....................................               4,765
Deferred organizational expenses ......................               7,169
Gross unrealized gain on forward
  foreign currency exchange contracts  ................              93,191
                                                                ------------
    Total assets ......................................         395,265,158
                                                                ------------
Liabilities:
Payable for:
  Dividends ...........................................                  --
  Investments purchased ...............................           8,411,857
  Fund shares redeemed ................................             120,375
  Variation margin ....................................                  --
Other liabilities .....................................             405,675
Gross unrealized loss on forward
  foreign currency exchange contracts  ................               8,948
Deferred premiums on written options,
  at market value .....................................           1,896,813
                                                                ------------
    Total liabilities .................................          10,843,668
                                                                ------------
NET ASSETS ............................................        $384,421,490
                                                                ============
Net Assets represented by:
Paid-in capital .......................................        $250,623,957
Unrealized gain (loss) on investments .................          68,216,720
Undistributed (distributions
  in excess of) net investment income .................           2,385,297
Accumulated net realized
  gain (loss) on investments ..........................          63,195,516
                                                                ============
NET ASSETS ............................................        $384,421,490
                                                                ============
Capital Shares, $.001 par value
Select Class:
    Outstanding .......................................          24,001,609
    Net Assets ........................................        $377,783,624
    Net Asset Value per share
     (net assets divided by shares
     outstanding)......................................        $      15.74
Adviser Class:
    Outstanding .......................................             422,969
    Net Assets ........................................        $  6,637,866
    Net Asset Value per share
      (net assets divided by shares
      outstanding).....................................        $      15.69

Cost of Investments ...................................        $319,044,453
Cost of cash denominated in
  foreign currencies ..................................        $    518,213

74 See Notes to Financial Statements.

 -----------                ------------------         --------------------
 Growth Fund                Small Company Fund         International Growth
 -----------                ------------------         --------------------
$50,071,296                  $36,487,550                 $66,526,426
      2,561                        4,062                         208
         --                           --                   1,709,059

     26,928                        5,250                     114,655
         --                      161,120                   2,103,466
     74,226                        1,143                      19,040
         --                           --                      79,445
         --                           --                          --
         --                           --                       5,613
        833                          155                       1,098
         --                           --                       7,169
         --                           --                     155,122
 -----------                  -----------                ------------
 50,175,844                   36,659,280                  70,721,301
 -----------                  -----------                ------------


         --                           --                          --
         --                      580,425                   1,833,042
     16,819                        7,869                      12,702
         --                           --                          43
     70,441                       61,794                     169,919
         --                           --                      26,348
         --                           --                          --
 -----------                  -----------                ------------
     87,260                      650,088                   2,042,054
 -----------                  -----------                ------------
$50,088,584                  $36,009,192                 $68,679,247
 ===========                  ===========                ============

$37,462,831                  $24,179,526                 $59,096,086
  8,204,243                    3,568,074                   4,202,505
     22,987                           --                   1,324,863
  4,398,523                    8,261,592                   4,055,793
===========                  ===========                ============
$50,088,584                  $36,009,192                 $68,679,247
===========                  ===========                ============


  3,167,253                    2,189,882                   3,884,310
$45,473,403                  $32,124,793                 $45,786,190
 $    14.36                   $    14.67                 $     11.79

    325,750                      269,433                   1,944,814
 $4,615,181                   $3,884,399                 $22,893,057
 $    14.17                   $    14.42                 $     11.77

$41,867,053                  $32,919,476                 $62,458,900
         --                           --                 $ 1,710,833

Aetna Mutual Funds Annual Report     75

Statements of Operations

Year ended October 31, 1996
--------------------------------------------------------------------------------
                   Aetna Series Fund, Inc.                 Money Market Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends .................................................      $        --
Interest ..................................................       21,850,822
                                                                 ------------
                                                                  21,850,822
Foreign taxes withheld ....................................               --
                                                                 ------------
  Total investment income .................................       21,850,822
                                                                 ------------
Investment Expenses:
Investment advisory fees ..................................        1,560,183
Administrative service fees ...............................          961,110
12b-1 and shareholder service fees ........................          101,840
Amortization of organizational costs ......................            8,594
Printing and postage ......................................          123,286
Custody fees ..............................................           34,285
Transfer agent fees .......................................          397,326
Audit fees ................................................           12,109
Directors' fees ...........................................           15,284
State and federal fees ....................................           66,282
Miscellaneous .............................................           48,494
                                                                 ------------
Expenses before reimbursement and waiver from Adviser .....        3,328,793
Expenses reimbursement and waiver from Adviser ............       (2,160,644)
                                                                 ------------
  Net investment expenses .................................        1,168,149
                                                                 ------------
                                                                 ------------
Net investment income (loss) ..............................       20,682,673
                                                                 ------------
Net Realized and Unrealized Gain
(Loss):
Net realized gain (loss) on:
  Sale of investments .....................................               --
  Written options .........................................               --
  Futures and forward foreign currency contracts ..........               --
  Foreign currency transactions ...........................               --
                                                                 ------------
    Net realized gain (loss) ..............................               --
                                                                 ------------
Net change in unrealized gain or loss on:
  Investments .............................................               --
  Written options .........................................               --
  Futures and forward foreign currency contracts ..........               --
  Foreign currency transactions ...........................               --
                                                                 ------------
    Net change in unrealized gain or loss .................               --
                                                                 ------------
                                                                 ------------
Net realized and change in unrealized gain (loss) on                      --
  investments .............................................
                                                                 ------------
Increase in net assets resulting from operations ..........      $20,682,673
                                                                 ============

76 See Notes to Financial Statements.

     ---------------                 ---------                  --------------
     Government Fund                 Bond Fund                  The Aetna Fund
     ---------------                 ---------                  --------------
        $      --                   $      --                   $   864,594
          859,634                   2,408,938                     2,339,348
        ----------                  ----------                  ------------
          859,634                   2,408,938                     3,203,942
               --                          --                       (4,736)
        ----------                  ----------                  ------------
          859,634                   2,408,938                     3,199,206
        ----------                  ----------                  ------------

           67,466                     174,209                       687,346
           33,733                      87,105                       214,796
            4,074                      15,911                        19,775
               --                       8,594                         8,594
            6,250                      13,638                        29,539
           11,892                      12,488                        41,639
           28,272                      40,252                        66,652
           16,578                      17,620                        18,232
            4,428                       5,201                         6,818
           42,194                      40,679                        40,364
            1,240                       3,355                         7,130
        ----------                  ----------                  ------------
          216,127                     419,052                     1,140,885
         (117,613)                   (141,557)                           --
        ----------                  ----------                  ------------
           98,514                     277,495                     1,140,885
        ----------                  ----------                  ------------
          761,120                   2,131,443                     2,058,321
        ----------                  ----------                  ------------


          440,214                     350,612                    10,875,104
               --                          --                      (122,437)
               --                          --                      (524,090)
               --                          --                        20,888
        ----------                  ----------                  ------------
          440,214                     350,612                    10,249,465
        ----------                  ----------                  ------------

         (671,559)                   (865,587)                    1,651,236
               --                          --                            --
               --                          --                            --
               --                          --                            --
        ----------                  ----------                  ------------
         (671,559)                   (865,587)                    1,651,236
        ----------                  ----------                  ------------
         (231,345)                   (514,975)                   11,900,701
        ----------                  ----------                  ------------
        $ 529,775                   $1,616,468                  $13,959,022
        ==========                  ==========                  ============

                                             Aetna Mutual Funds Annual Report 77

Statements of Operations

Year ended October 31, 1996
--------------------------------------------------------------------------------
                   Aetna Series Fund, Inc.              Growth and Income Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ..............................................         $ 8,634,977
Interest ...............................................             693,130
                                                                 ------------
                                                                   9,328,107
Foreign taxes withheld .................................             (87,106)
                                                                 ------------
  Total investment income ..............................           9,241,001
                                                                 ------------
Investment Expenses:
Investment advisory fees ...............................           2,616,904
Administrative service fees ............................             945,088
12b-1 and shareholder service fees .....................              32,657
Amortization of organizational costs ...................               8,594
Printing and postage ...................................             130,142
Custody fees ...........................................             135,924
Transfer agent fees ....................................              85,575
Audit fees .............................................              21,731
Directors' fees ........................................              17,588
State and federal fees .................................              49,720
Miscellaneous ..........................................              43,887
                                                                 ------------
Expenses before reimbursement and waiver from Adviser ..           4,087,810
Expenses reimbursement and waiver from Adviser .........                  --
                                                                 ------------
  Net investment expenses ..............................           4,087,810
                                                                 ------------
                                                                 ------------
Net investment income (loss) ...........................           5,153,191
                                                                 ------------
Net Realized and Unrealized Gain
(Loss):
Net realized gain (loss) on:
  Sale of investments ..................................          62,460,922
  Written options ......................................            (560,635)
  Futures and forward foreign currency contracts .......           2,033,397
  Foreign currency transactions ........................              24,451
                                                                 ------------
    Net realized gain (loss) ...........................          63,958,135
                                                                 ------------
Net change in unrealized gain or loss on:
  Investments ..........................................          16,863,863
  Written options ......................................            (162,072)
  Futures and forward foreign currency contracts .......             714,930
  Foreign currency transactions ........................             (32,029)
                                                                 ------------
    Net change in unrealized gain or loss ..............          17,384,692
                                                                 ------------
                                                                 ------------
Net realized and change in unrealized
  gain (loss) on investments ...........................          81,342,827
                                                                 ------------
Increase in net assets resulting from operations .......         $86,496,018
                                                                 ============

78     See Notes to Financial Statements.

 -----------               ------------------       ------------------------
 Growth Fund               Small Company Fund       International Growth Fund
 -----------               ------------------       ------------------------
  $  549,040                   $  243,538                  $1,084,348
      75,241                      111,387                      83,753
  -----------                  -----------                  ----------
     624,281                      354,925                   1,168,101
      (1,116)                      (3,084)                   (128,368)
  -----------                  -----------                  ----------
     623,165                      351,841                   1,039,733
  -----------                  -----------                  ----------

     296,559                      330,302                     389,220
     105,914                       97,148                     114,478
      23,653                       20,104                     167,007
          --                           --                       8,594
      14,339                       13,264                      20,231
      10,065                       12,087                     204,930
      41,302                       35,659                      44,981
      18,341                       17,001                      19,918
       5,319                        5,249                       5,669
      42,730                       42,176                      51,095
       4,980                        4,484                      12,259
  -----------                  -----------                  ----------
     563,202                      577,474                   1,038,382
          --                           --                          --
  -----------                  -----------                  ----------
     563,202                      577,474                   1,038,382
  -----------                  -----------                  ----------
      59,963                     (225,633)                      1,351
  -----------                  -----------                  ----------

   4,445,504                    8,498,979                   4,882,472
          --                           --                          --
          --                           --                   1,362,397
          --                           --                     (43,933)
  -----------                  -----------                  ----------
   4,445,504                    8,498,979                   6,200,936
  -----------                  -----------                  ----------

   3,234,043                   (1,470,234)                  2,898,392
          --                           --                          --
          --                           --                     (98,088)
          --                           --                      (9,692)
  -----------                  -----------                  ----------
   3,234,043                   (1,470,234)                  2,790,612
  -----------                  -----------                  ----------
   7,679,547                    7,028,745                   8,991,548
  -----------                  -----------                  ----------
  $7,739,510                   $6,803,112                  $8,992,899
  ===========                  ===========                  ==========

                                             Aetna Mutual Funds Annual Report 79

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.                     Money Market Fund
--------------------------------------------------------------------------------
                                                    Year ended     Year ended
                                                    October 31,    October 31,
                                                       1996           1995
                                                    ------------   ------------
From Operations:
Net investment income ...........................  $  20,682,673  $  15,709,416
                                                   -------------- --------------
Increase in net assets resulting from operations      20,682,673     15,709,416
                                                   -------------- --------------
Distributions to Shareholders:
Select Class:
  From net investment income ....................    (15,289,546)   (11,991,698)
Adviser Class:
  From net investment income ....................     (5,393,127)    (3,717,718)
                                                   -------------- --------------
Decrease in net assets from distributions to
  shareholders ..................................    (20,682,673)   (15,709,416)
                                                   -------------- --------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold .....................    365,382,830    303,179,867
  Reinvestment of distributions .................     11,942,795      9,929,370
  Cost of shares redeemed .......................   (329,569,238)  (199,341,125)
Adviser Class:
  Proceeds from shares sold .....................    313,079,417    113,465,548
  Reinvestment of distributions .................      5,181,096      3,576,944
  Cost of shares redeemed .......................   (277,136,873)   (85,667,348)
                                                   -------------- --------------
Net increase in net assets from fund share            88,880,027    145,143,256
  transactions
                                                   -------------- --------------
Change in net assets ............................     88,880,027    145,143,256
                                                   -------------- --------------
Net assets:
Beginning of period .............................    354,250,131    209,106,875
                                                   ============== ==============
End of period ...................................  $ 443,130,158  $ 354,250,131
                                                   ============== ==============
80    See Notes to Financial Statements.

--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.                      Government Fund
--------------------------------------------------------------------------------
                                                    Year ended      Year ended
                                                    October 31,     October 31,
                                                       1996            1995
                                                    -----------     ------------
From Operations:
Net investment income ...........................  $    761,120    $  1,479,878
Net realized gain (loss) ........................       440,214        (545,932)
Net change in unrealized gain or loss ...........      (671,559)      1,737,685
                                                   -------------   -------------
Increase in net assets resulting from operations        529,775       2,671,631
                                                   -------------   -------------
Distributions to Shareholders:
Select Class:
  From net investment income ....................      (826,219)     (1,440,305)
Adviser Class:
  From net investment income ....................       (30,691)        (15,128)
                                                   -------------   -------------
Decrease in net assets from distributions to
  shareholders ..................................      (856,910)     (1,455,433)
                                                   -------------   -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold .....................     7,128,630      11,590,278
  Reinvestment of distributions .................       731,042       1,434,827
  Cost of shares redeemed .......................   (16,037,046)    (21,180,558)
Adviser Class:
  Proceeds from shares sold .....................       392,895         369,917
  Reinvestment of distributions .................        29,570          14,695
  Cost of shares redeemed .......................      (288,026)       (147,521)
                                                   -------------   -------------
Net decrease in net assets from fund share           (8,042,935)     (7,918,362)
  transactions
                                                   -------------   -------------
Change in net assets ............................    (8,370,070)     (6,702,164)
                                                   -------------   -------------
Net assets:
Beginning of period .............................    19,558,307      26,260,471
                                                   =============   =============
End of period ...................................  $ 11,188,237    $ 19,558,307
                                                   =============   =============
End of period net assets includes undistributed
  net investment income .........................  $     37,340    $    133,130
                                                   =============   =============

                                             Aetna Mutual Funds Annual Report 81

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.                         Bond Fund
--------------------------------------------------------------------------------
                                                    Year ended      Year ended
                                                    October 31,     October 31,
                                                       1996            1995
                                                    -----------     ------------
From Operations:
Net investment income ...........................  $  2,131,443    $  2,900,860
Net realized gain (loss) ........................       350,612        (287,323)
Net change in unrealized gain or loss ...........      (865,587)      3,094,180
                                                   -------------   -------------
Increase in net assets resulting from operations      1,616,468       5,707,717
                                                   -------------   -------------
Distributions to Shareholders:
Select Class:
  From net investment income ....................    (2,228,451)     (1,855,003)
Adviser Class:
  From net investment income ....................      (118,704)       (896,133)
                                                   -------------   -------------
Decrease in net assets from distributions to
  shareholders ..................................    (2,347,155)     (2,751,136)
                                                   -------------   -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold .....................    16,737,268      11,304,362
  Reinvestment of distributions .................     1,969,778       1,689,033
  Cost of shares redeemed .......................   (21,913,346)     (9,913,625)
Adviser Class:
  Proceeds from shares sold .....................       723,229         240,905
  Reinvestment of distributions .................       117,153         895,776
  Cost of shares redeemed .......................    (7,281,015)    (20,043,606)
                                                   -------------   -------------
Net decrease in net assets from fund share           (9,646,933)    (15,827,155)
  transactions
                                                   -------------   -------------
Change in net assets ............................   (10,377,620)    (12,870,574)
                                                   -------------   -------------
Net assets:
Beginning of period .............................    40,118,662      52,989,236
                                                   =============   =============
End of period ...................................  $ 29,741,042    $ 40,118,662
                                                   =============   =============
End of period net assets includes undistributed
  net investment income .........................  $     93,870    $    203,781
                                                   =============   =============

82        See Notes to Financial Statements.

--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.                      The Aetna Fund
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      1996            1995
                                                   -----------     -----------
From Operations:
Net investment income ........................    $  2,058,321    $  2,727,732
Net realized gain ............................      10,249,465       5,062,065
Net change in unrealized gain or loss ........       1,651,236       6,873,536
                                                  -------------   -------------
Increase in net assets resulting
  from operations                                   13,959,022      14,663,333
                                                  -------------   -------------
Distributions to Shareholders:
Select Class:
  From net investment income .................      (2,235,502)     (2,366,265)
  From realized gain on investments ..........      (3,635,331)             --
Adviser Class:
  From net investment income .................         (43,474)       (346,417)
  From realized gain on investments ..........         (74,327)             --
                                                  -------------   -------------
Decrease in net assets from
  distributions to shareholders ..............      (5,988,634)     (2,712,682)
                                                  -------------   -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold ..................       8,853,321      18,047,983
  Reinvestment of distributions ..............       5,822,307       2,339,294
  Cost of shares redeemed ....................     (17,683,736)    (24,943,784)
Adviser Class:
  Proceeds from shares sold ..................       2,316,316         890,189
  Reinvestment of distributions ..............         113,883         306,603
  Cost of shares redeemed ....................        (287,278)    (25,950,245)
                                                  -------------   -------------
Net decrease in net assets
  from fund share transactions ...............        (865,187)    (29,309,960)

                                                  -------------   -------------
Change in net assets .........................       7,105,201     (17,359,309)
                                                  -------------   -------------
Net assets:
Beginning of period ..........................      85,302,886     102,662,195
                                                  =============   =============
End of period ................................    $ 92,408,087    $ 85,302,886
                                                  =============   =============
End of period net assets includes
  undistributed net investment
  income .....................................    $    799,186    $    988,683
                                                  =============   =============

                                         Aetna Mutual Funds Annual Report     83

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.                 Growth and Income Fund
--------------------------------------------------------------------------------
                                                  Year ended      Year ended
                                                  October 31,     October 31,
                                                     1996            1995
                                                  ------------    -----------
From Operations:
Net investment income .......................    $  5,153,191    $  5,732,043
Net realized gain ...........................      63,958,135      22,242,980
Net change in unrealized gain or loss .......      17,384,692      40,657,050
                                                 -------------   -------------
Increase in net assets
  resulting from operations .................      86,496,018      68,632,073
                                                 -------------   -------------
Distributions to Shareholders:
Select Class:
  From net investment income ................      (6,192,363)     (3,718,581)
  From realized gain on investments .........     (19,770,374)             --
Adviser Class:
  From net investment income ................         (31,982)        (19,523)
  From realized gain on investments .........        (154,880)             --
                                                 -------------   -------------
Decrease in net assets from
  distributions to shareholders .............     (26,149,599)     (3,738,104)
                                                 -------------   -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold .................      32,613,330      74,993,372
  Reinvestment of distributions .............      25,939,008       3,714,435
  Cost of shares redeemed ...................     (97,162,916)    (87,967,109)
Adviser Class:
  Proceeds from shares sold .................       4,361,463       1,598,535
  Reinvestment of distributions .............         183,989          19,466
  Cost of shares redeemed ...................        (879,552)     (5,332,821)
                                                 -------------   -------------
Net decrease in net assets from
  fund share transactions ...................     (34,944,678)    (12,974,122)

                                                 -------------   -------------
Change in net assets ........................      25,401,741      51,919,847
                                                 -------------   -------------
Net assets:
Beginning of period .........................     359,019,749     307,099,902
                                                 =============   =============
End of period ...............................    $384,421,490    $359,019,749
                                                 =============   =============
End of period net assets includes
  undistributed net investment income .......    $  2,385,297    $  2,597,556
                                                 =============   =============

84 See Notes to Financial Statements.

--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.                       Growth Fund
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      1996            1995
                                                   -----------     ------------
From Operations:
Net investment income ........................... $     59,963    $    111,223
Net realized gain ...............................    4,445,504       4,907,116
Net change in unrealized gain or loss ...........    3,234,043       3,776,468
                                                  -------------   -------------
Increase in net assets resulting from operations     7,739,510       8,794,807
                                                  -------------   -------------
Distributions to Shareholders:
Select Class:
  From net investment income ....................     (132,569)       (218,963)
  From realized gain on investments .............   (4,659,506)        (15,187)
Adviser Class:
  From net investment income ....................           --          (3,720)
  From realized gain on investments .............     (262,211)           (348)
                                                  -------------   -------------
Decrease in net assets from distributions to
  shareholders ..................................   (5,054,286)       (238,218)
                                                  -------------   -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold .....................   25,918,850      16,700,945
  Reinvestment of distributions .................    4,792,222         234,137
  Cost of shares redeemed .......................  (24,571,029)    (15,489,540)
Adviser Class:
  Proceeds from shares sold .....................    3,140,744       1,319,960
  Reinvestment of distributions .................      260,073           4,068
  Cost of shares redeemed .......................     (801,093)       (267,563)
                                                  -------------   -------------
Net increase in net assets from fund share           8,739,767       2,502,007
  transactions
                                                  -------------   -------------
Change in net assets ............................ $ 11,424,991    $ 11,058,596
                                                  -------------   -------------
Net assets:
Beginning of period .............................   38,663,593      27,604,997
                                                  =============   =============
End of period ................................... $ 50,088,584    $ 38,663,593
                                                  =============   =============
End of period net assets includes undistributed
  net investment income ......................... $     22,987    $     95,593
                                                  =============   =============

                                             Aetna Mutual Funds Annual Report 85

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.                 Small Company Growth Fund
--------------------------------------------------------------------------------
                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      1996            1995
                                                   -----------     ------------
From Operations:
Net investment income ...........................  $   (225,633)    $    (7,728)
Net realized gain ...............................     8,498,979       4,597,414
Net change in unrealized gain or loss ...........    (1,470,234)      3,558,853
                                                   -------------    ------------
Increase in net assets resulting from operations      6,803,112       8,148,539
                                                   -------------    ------------
Distributions to Shareholders:
Select Class:
  From net investment income ....................            --         (49,874)
  From realized gain on investments .............    (3,463,485)              --
Adviser Class:
  From realized gain on investments .............      (159,638)             --
                                                   -------------    ------------
Decrease in net assets from distributions to
  shareholders ..................................    (3,623,123)        (49,874)
                                                   -------------    ------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold .....................     6,999,806       1,069,365
  Reinvestment of distributions .................     3,459,007          49,835
  Cost of shares redeemed .......................   (14,903,155)     (1,421,580)
Adviser Class:
  Proceeds from shares sold .....................     2,859,494       1,080,943
  Reinvestment of distributions .................       155,727              --
  Cost of shares redeemed .......................      (537,089)       (165,246)
                                                   -------------    ------------
Net increase (decrease) in net assets from fund
  share transactions ............................    (1,966,210)        613,317
                                                   -------------    ------------
Change in net assets ............................     1,213,779       8,711,982
                                                   -------------    ------------
Net assets:
Beginning of period .............................    34,795,413      26,083,431
                                                   =============    ============
End of period ...................................  $ 36,009,192     $34,795,413
                                                   =============    ============
End of period net assets includes distributions
  in excess of net investment income ............  $         --     $   (20,927)
                                                   =============    ============

86 See Notes to Financial Statements.

--------------------------------------------------------------------------------
             Aetna Series Fund, Inc.              International Growth Fund
--------------------------------------------------------------------------------

                                                   Year ended      Year ended
                                                   October 31,     October 31,
                                                      1996            1995
                                                   -----------     ------------
From Operations:
Net investment income ......................    $      1,351    $    360,922
Net realized gain ..........................       6,200,936         970,715
Net change in unrealized gain or loss ......       2,790,612      (1,638,125)
                                                -------------   -------------
Increase (decrease) in
  net assets resulting
  from operations ..........................       8,992,899        (306,488)
                                                -------------   -------------
Distributions to Shareholders:
Select Class:
  From net investment income ...............        (350,856)       (510,337)
  From realized gain on
    investments ............................        (537,862)     (2,093,986)
Adviser Class:
  From net investment income ...............        (152,316)       (221,683)
  From realized gain on investments ........        (505,447)     (1,697,440)
                                                -------------   -------------
Decrease in net assets
  from distributions to
  shareholders .............................      (1,546,481)     (4,523,446)
                                                -------------   -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold ................       5,302,352       5,891,177
  Proceeds from shares acquired
    in merger ..............................      21,386,350              --
  Reinvestment of distributions ............         884,514       2,576,315
  Cost of shares redeemed ..................     (11,844,145)    (12,040,660)
Adviser Class:
  Proceeds from shares sold ................         820,339      22,544,184
  Proceeds from shares acquired
    in merger ..............................         493,887              --
  Reinvestment of distributions ............         657,332       1,918,360
  Cost of shares redeemed ..................      (8,033,640)    (22,619,626)
                                                -------------   -------------
Net increase (decrease) in
  net assets from fund
  share transactions .......................       9,666,989      (1,730,250)
                                                -------------   -------------
Change in net assets .......................      17,113,407      (6,560,184)
                                                -------------   -------------
Net assets:
Beginning of period ........................      51,565,840      58,126,024
                                                =============   =============
End of period ..............................    $ 68,679,247    $ 51,565,840
                                                =============   =============
End of period net assets
  includes undistributed
  net investment income ....................    $  1,324,863    $    385,313
                                                =============   =============

                                             Aetna Mutual Funds Annual Report 87

Notes to Financial Statements
October 31, 1996

1. Summary of Significant Accounting Policies

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds) each of which has its own investment objectives, policies and restrictions.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. Each Fund is diversified and offers two classes of shares, the Select Class and the Adviser Class. The Select Class shares are offered principally to institutions and are not subject to sales charges or service fees. The Adviser Class shares are offered to all others and are subject to deferred sales charges payable upon redemption within four calendar years after the year of purchase. Additionally, the Adviser Class shares are subject to a shareholder service fee and Rule 12b-1 distribution fees. The Adviser Class shares were first made available to the public on April 15, 1994.

The Company offers the following Funds described in this report:

    Aetna Money Market Fund (Money Market Fund) seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

    Aetna Government Fund (Government Fund) seeks to provide income consistent with the preservation of capital throuh investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    Aetna Bond Fund (Bond Fund) seeks to provide high total return (i.e., income and capital appreciation) through investment in a diversified portfolio.

    The Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

    Aetna Growth and Income Fund (Growth and Income Fund) seeks long-term growth of capital and income through investment in a diversified portfolio primarily of common stocks and convertible securities.

    Aetna Growth Fund (Growth Fund) seeks growth of capital through investment in a diversified portfolio primarily of common stocks and convertible securities.

    Aetna Small Company Fund (Small Company Fund) seeks growth of capital through investment in a diversified portfolio primarily of common stocks and convertible securities.

    Aetna International Growth Fund (International Growth Fund) seeks long-term capital growth primarily through investment in a diversified international portfolio of common stocks principally traded in countries outside of North America.

Effective October 15, 1996, by affirmative vote of the Board of Directors, the Company has changed the name of Aetna Small Company Growth Fund to Aetna Small Company Fund. The investment objective of the Fund remains unchanged.

The Board of Directors voted to liquidate the Aetna Tax-Free Fund. As a result, the Fund has not been offered to new investors since October 13, 1995. A Plan of Liquidation was approved by shareholders at a special shareholders meeting called for this purpose on May 23, 1996. Accordingly, the Fund was liquidated on June 24, 1996.

International Growth Fund and Aetna Asian Growth Fund (Asian Growth Fund) entered into an Agreement and Plan of Reorganization, as of April 30, 1996, whereby, subject to approval by shareholders of Asian Growth Fund and International Growth Fund, International Growth Fund would acquire the assets and assume the liabilities of Asian Growth Fund. A Plan of Reorganization and Liquidation was approved by shareholders at a special shareholders meeting called for this purpose on September 13, 1996. Accordingly, the Plan was initiated and the merger consummated as of the close of business on September 13, 1996.

Aetna Life Insurance and Annuity Company (ALIAC) serves as the Investment Adviser and principal underwriter to each Fund. Aeltus Investment Management, Inc. (Aeltus) is employed as a subadviser to the Funds. Aeltus has been employed as the subadviser for Growth Fund and Small Company Fund since their inception. Effective August 1, 1996, Aeltus became the subadviser for all of the other Company's Funds. Effective December 1, 1995, the subadvisory agreement with Dunedin Fund Managers Ltd., as subadviser to the International Growth Fund, was terminated.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A.  Valuation of Investments

Except in the Money Market Fund, investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest

                                             Aetna Mutual Funds Annual Report 89
approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors. The Money Market Fund, as permitted by rule 2a-7 of the Investment Company Act of 1940, carries all investments at amortized cost which approximates market value.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  Option Contracts

The Funds (except Money Market Fund) may purchase and sell put and call options and write covered call options as a hedge against adverse movements in the value of portfolio holdings.

Option contracts are valued daily, and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Funds realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

C.  Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

D.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Federal Securities Act of 1933. Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E.  Federal Income Taxes

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

                                             Aetna Mutual Funds Annual Report 91

F.  Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

G.  Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

H.  Deferred Organizational Costs

The Company paid organizational expenses in connection with the start-up and initial registration of the Company. These organizational expenses have been capitalized and allocated equally to the Money Market Fund, the Bond Fund, The Aetna Fund, the Growth and Income Fund, and the International Growth Fund. Organizational expenses are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares representing initial capital of each Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

2. Investment Advisory, Management, Shareholder Service and Distribution Fees

The Funds pay the Investment Adviser annual fees expressed as a percentage of average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisory fee ranges and the effective rates as of October 31, 1996:

                     Fee    Effective                          Fee    Effective
                   Range      Rate                            Range      Rate
Money Market                               Growth and
  Fund          .40% - .30%   .40%           Income Fund    .70% - .55%   .68%
Government Fund .50% - .40%   .50%         Growth Fund      .70% - .55%   .70%
Bond Fund       .50% - .40%   .50%         Small Company
The Aetna Fund  .80% - .65%   .80%           Fund           .85% - .725%  .85%
                                           International
                                             Growth Fund    .85% - .70%   .85%

2. Investment Advisory, Management, Shareholder Service and Distribution Fees (continued)

Presently, the Funds' class specific expenses are limited to Shareholder Services and Distribution Plan expenses incurred by the Adviser Class shares. On July 26, 1996, the Shareholders of each Fund voted to approve a subadvisory agreement (the Subadvisory Agreement) among the Funds, ALIAC and ALIAC's affiliate, Aeltus, which became effective August 1, 1996. Under the terms of the Subadvisory Agreement, Aeltus supervises the investment and reinvestment of cash and securities and provides certain related administrative services for each Fund in exchange for fees up to .55% of each Funds' average daily net assets.

The Company has entered into an administrative services agreement under which ALIAC acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays ALIAC a monthly fee at an annual rate based on average daily net assets of 0.25% on the first $250 million. As each Fund's net assets exceed $250 million, lower fees will apply.

The Funds have adopted a Shareholder Services Plan for the Adviser Class shares. Under the Shareholder Service Plan, ALIAC is paid a service fee at an annual rate of 0.25% (0.10% for the Money Market Fund) of the average daily net assets of the Adviser Class of each Fund. This fee is used as compensation for expenses incurred in servicing shareholder accounts. For the year ended October 31, 1996, the Funds paid ALIAC $94,462 in service fees, net of waiver of $101,840 for the Money Market Fund.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan provides for payments to ALIAC at an annual rate of 0.50% of the average daily net assets of the Adviser Class shares of each Fund, except for the Money Market Fund. Amounts paid by the Funds are used to pay expenses incurred by ALIAC in promoting the sale of the Adviser Class shares. For the year ended October 31, 1996, the Funds paid ALIAC $188,719 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Funds' independent directors.

3. Reimbursement from Investment Adviser

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

                                             Aetna Mutual Funds Annual Report 93

4.Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for all Funds except the Money Market Fund, for the year ended October 31, 1996:

                                                 Cost of            Proceeds
                                                Purchases          from Sales

Money Market Fund......................      $10,498,442,693   $10,413,673,020
Government Fund........................            6,089,506        12,668,094
Bond Fund..............................           13,017,348        20,537,635
The Aetna Fund.........................           87,631,007       110,574,423
Growth and Income Fund.................          393,247,701       439,426,386
Growth Fund............................           62,167,982        59,064,357
Small Company Fund.....................           59,944,930        64,375,869
International Growth Fund..............           91,127,569       104,084,884

5. Options

All Funds except the Money Market Fund may use options. For the year ended October 31, 1996, the following reflects the covered call and put option activity:

   Call Options Written                       Growth and Income Fund
                                      Number of      Deferred     Realized
                                      Contracts       Premium    Gain (Loss)
                                                     Received
   Outstanding October 31, 1995              --     $     --      $     --
   Written...........................     5,058      5,099,727          --
   Canceled..........................    (2,928)    (3,182,994)    482,428
   Exercised.........................      (181)      (278,723)    278,723
   Expired...........................       (21)        (5,231)         --
                                        ========    ============= ===========
   Outstanding October 31, 1996           1,928     $1,632,779    $761,151
                                        ========    ============= ===========

       Call Options                              Growth and Income Fund
         Purchased
                                       Number of       Premium       Realized
                                       Contracts        Paid        Gain (Loss)
   Outstanding October 31, 1995              --    $     --       $     --
   Written...........................        95       168,785           --
   Canceled..........................        --          --             --
   Exercised.........................        --          --             --
   Expired...........................        --          --             --
                                        ========    =========== ===============
   Outstanding October 31, 1996              95    $  168,785     $     --
                                        ========    =========== ===============
94

    Put Options Written                          Growth and Income Fund
                                       Number of      Deferred       Realized
                                       Contracts       Premium      Gain (Loss)
                                                      Received
   Outstanding October 31, 1995               --         $--       $     --
   Written.............................       95          101,962        --
   Canceled............................       --          --             --
   Exercised...........................       --          --             --
   Expired.............................       --          --             --
                                        ========    ============= =============
   Outstanding October 31, 1996               95         $101,962  $     --
                                        ========    ============= =============


   Put Options Purchased                      Growth and Income Fund
                                    Number of      Premium      Realized
                                    Contracts       Paid       Gain (Loss)
   Outstanding October 31, 1995         --     $     --      $     --
   Written......................     4,984        3,446,538        --
   Canceled.....................    (3,073)      (2,044,492)   (1,321,786)
   Exercised....................        --           --            --
   Expired......................        --           --            --
                                  =========    =============  =============
   Outstanding October 31, 1996      1,911      $ 1,402,046   $(1,321,786)
                                  =========    =============  =============

6. Capital Loss Carryforwards

At October 31, 1996, for federal income tax purposes, the Funds had the following capital loss carryforwards:

                                             Capital Loss
             Fund                            Carryforward    Year of Expiration
  Government Fund                            $ 271,000              2002
                                                  546,000           2003
  ------------------------------------------------------------------------------
  Bond Fund                                       129,000           2001
                                                  800,000           2002
  ------------------------------------------------------------------------------
  International Growth Fund                       104,000           2002
                                                2,700,000           2003
  ------------------------------------------------------------------------------

The Board of Directors will not distribute any realized gains until the capital loss carryforwards have been offset or expire.

                                             Aetna Mutual Funds Annual Report 95

7. Forward Foreign Currency Exchange Contracts

At October 31, 1996, the Growth and Income Fund and the International Growth Fund had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized gains of $84,243 and $128,774, respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

Growth and Income Fund:
 Exchange    Currency to   U.S. $ Value   Currency to  U.S. $ Value  Unrealized
   Date     be Delivered   October 31,    be Received  October 31,   Gain (Loss)
                                1996                        1996
 Contracts to Buy
   3/13/97      176,278       $176,278        19,480,000     $174,509   $(1,769)
              U.S. Dollar                   Japanese Yen
 -------------------------------------------------------------------------------
 Contracts to Sell
   2/10/97      266,000        213,565           223,529      223,529     9,964
              Swiss Franc                    U.S. Dollar
 -------------------------------------------------------------------------------
   3/3/97      1,361,000       906,602           917,396      917,396    10,794
          German Deutschemark                U.S. Dollar
 -------------------------------------------------------------------------------
   2/13/97     4,170,800       821,339           822,938      822,938     1,599
             French Franc                    U.S. Dollar
 -------------------------------------------------------------------------------
   1/24/97    183,410,000    1,632,192         1,645,523    1,645,523    13,331
             Japanese Yen                    U.S. Dollar
 -------------------------------------------------------------------------------
   3/13/97    117,140,000    1,049,388         1,085,150    1,085,150    35,762
             Japanese Yen                    U.S. Dollar
 -------------------------------------------------------------------------------
   3/17/97    112,970,000    1,012,593         1,034,334    1,034,334    21,741
             Japanese Yen                    U.S. Dollar
 -------------------------------------------------------------------------------
   4/18/97      770,000        459,229           452,050      452,050    (7,179)
             Dutch Guilder                   U.S. Dollar
 -------------------------------------------------------------------------------
                                                                         $84,243
                                                                       =========

International Growth Fund:

Exchange   Currency to    U.S. $ Value  Currency to   U.S. $ Value  Unrealized
 Date      be Delivered   October 31,   be Received   October 31,   Gain (Loss)
                              1996                        1996
Contracts to Sell
  2/10/97       600,000        $481,740         501,489       $501,489  $19,749
              Swiss Franc                   U.S. Dollar
--------------------------------------------------------------------------------
   3/3/97      4,003,000      2,666,701       2,701,216      2,701,216   34,515
          German Deutschemark               U.S. Dollar
--------------------------------------------------------------------------------
  2/13/97      11,360,800     2,237,147       2,237,832      2,237,832      685
              French Franc                  U.S. Dollar
--------------------------------------------------------------------------------
  1/24/97     130,000,000     1,184,720       1,194,509      1,194,509    9,789
              Japanese Yen                  U.S. Dollar
--------------------------------------------------------------------------------
  3/13/97     245,000,000     2,195,627       2,283,284      2,283,284   87,657
              Japanese Yen                  U.S. Dollar
--------------------------------------------------------------------------------
  3/17/97      14,000,000       125,478         128,205        128,205    2,727
              Japanese Yen                  U.S. Dollar
--------------------------------------------------------------------------------
  4/18/97      2,820,000      1,681,909     1,655,561        1,655,561  (26,348)
             Dutch Guilder                 U.S. Dollar
--------------------------------------------------------------------------------
                                                                        $128,774
                                                                       =========

8. Authorized Capital Shares and Capital Share Transactions

The Company is authorized to issue a total of 4.8 billion shares. Of those 4.8 billion shares, 3.8 billion have been designated to the Funds described in this report as follows: All of the Funds, except Money Market and International Growth, have been allocated 100 million shares each of Select and Adviser Class shares. Money Market has been allocated one billion shares each of Select and Adviser Class shares and International Growth has been allocated 200 million shares each of Select and Adviser Class shares. Share transactions for each Fund were as follows:

                                          Money Market Fund
                                 Select                      Adviser
                       ---------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
  Shares sold           365,382,830   303,179,867    313,079,417   113,465,547
  Shares issued upon
    reinvestment         11,942,795     9,929,370      5,181,096     3,576,944
  Shares redeemed      (329,569,238) (199,341,125)  (277,136,873)  (85,667,348)
                       =============  ============= ============= =============
  Net increase           47,756,387    113,768,112    41,123,640    31,375,143
                       =============  ============= ============= =============

                                           Aetna Mutual Funds Annual Report 97

                                            Government Fund
                                  Select                      Adviser
                        --------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
 Shares sold                 713,747    1,193,587        39,879         38,421
 Shares issued upon
   reinvestment               74,064      136,326         3,012          1,326
 Shares redeemed          (1,613,555)  (2,189,773)      (29,591)       (15,295)
                        ============= ============= ============  ============
 Net increase (decrease)    (825,744)     (859,860)      13,300        24,452
                        ============= ============= ============  ============

                                               Bond Fund
                                  Select                      Adviser
                        ---------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
 Shares sold               1,648,950     1,140,369        71,509         24,045
 Shares issued upon
   reinvestment              194,746       170,990        11,487         91,739
 Shares redeemed          (2,175,384)     (998,454)     (710,934)    (2,051,824)
                        =============  ============= ============  =============
 Net increase (decrease)    (331,688)       312,905     (627,938)    (1,936,040)
                        =============  ============= ============  =============



                                            The Aetna Fund
                                  Select                      Adviser
                        ---------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
 Shares sold                 697,153     1,654,411       183,243         78,916
 Shares issued upon
   reinvestment              478,258       216,866         9,351         29,573
 Shares redeemed          (1,414,565)   (2,238,432)      (22,472)    (2,483,536)
                        =============  ============= ============  =============
 Net increase (decrease)    (239,154)      (367,155)     170,122     (2,375,047)
                        =============  ============= ============  =============

                                        Growth and Income Fund
                                  Select                      Adviser
                        ---------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
Shares sold               2,267,932     6,670,390       306,132        130,556
Shares issued upon
  reinvestment            1,939,499       322,995        13,795          1,755
Shares redeemed          (6,711,381)   (7,621,288)      (62,059)      (485,408)
                       =============  ============= ============  =============
Net increase (decrease)  (2,503,950)      (627,903)     257,868       (353,097)
                       =============  ============= ============  =============

                                             Growth Fund
                                 Select                      Adviser
                       ---------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
Shares sold               1,929,958     1,378,209       237,851        109,935
Shares issued upon
  reinvestment              391,202        22,556        21,388            393
Shares redeemed          (1,839,571)   (1,236,680)      (60,225)       (22,400)
                       =============  ============= ============  =============
Net increase                481,589        164,085      199,014         87,928

                       =============  ============= ============  =============


                                         Small Company Fund
                                 Select                      Adviser
                       ---------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
Shares sold                 482,151        86,407       199,296         88,948
Shares issued upon
  reinvestment              254,901         4,983        11,630             --
Shares redeemed          (1,025,158)     (103,946)      (37,416)       (12,812)
                       =============  ============= ============  =============
Net increase (decrease)    (288,106)       (12,556)     173,510         76,136

                       =============  ============= ============  =============


                                      International Growth Fund
                                 Select                      Adviser
                       ---------------------------- ---------------------------
                        Year ended    Year ended     Year ended    Year ended
                        October 31,   October 31,    October 31,   October 31,
                           1996          1995          1996           1995
                        Year ended    Year ended     Year ended    Year ended
                       October 31,     October      October 31,     October
                          1996         31,1995         1996         31,1995
Shares sold               1,148,784       576,518       133,505      2,284,778
Shares issued in          2,056,895            --        48,739             --
merger
Shares issued upon
  reinvestment               81,841       232,686        61,119        177,272
Shares redeemed          (1,767,418)   (1,168,155)     (797,971)    (2,277,588)
                       =============  ============= ============  =============
Net increase (decrease)   1,520,102       (358,951)    (554,608)       184,462
                       =============  ============= ============  =============

As of October 31, 1996, the following shares of the Funds were owned by ALIAC and its affiliates:

                                                    Select            Adviser
        Government Fund                            531,601                  --
        Small Company Fund                               --          1,677,111
        International Growth Fund                1,954,755          1,770,196

                                             Aetna Mutual Funds Annual Report 99

9. Merger of Funds

On September 13, 1996, International Growth Fund acquired all of the assets and liabilities of Asian Growth Fund, pursuant to a Plan of Reorganization and Liquidation approved by shareholders on September 13, 1996. The acquisition was accomplished by a tax free exchange of assets and liabilities of the Asian Growth Fund for shares of the existing International Growth Fund, and the distribution of such shares to the Asian Growth Fund's shareholders and the subsequent termination of the Asian Growth Fund.

International Growth Fund issued the following shares in exchange for the assets and liabilities, including unrealized appreciation and accumulated net realized capital loss of the Asian Growth Fund:

    International Growth Fund                    Asian Growth Fund
--------------------------------------------------------------------------------
                    September                                         September
                     13, 1996               Accumulated   September   13, 1996
  Share   Shares    Per Share  Unrealized     Net Gain     13, 1996   Per Share
  Class   Issued      Value   Gain (Loss)      (Loss)     Net Assets    Value
--------------------------------------------------------------------------------
Select   2,056,895   $11.57   $2,424,097   ($2,915,065)  $23,797,864    $8.83
Adviser     48,739    11.57       57,441       (69,075)      563,909     8.83

Immediately after the exchange, combined net assets were: Select, $44,560,200 and Adviser, $22,406,468.

In connection with the merger, the International Growth Fund assumed approximately $3,000,000 in capital loss carryforward which can be used by International Growth Fund, subject to certain limitations, to offset future capital gains. For the year ended October 31, 1996, the Fund utilized approximately $185,000 of this carryforward against current period capital gains.

10. Federal Tax Status of Dividends Declared During the Fiscal Year

All of the income dividends paid by each fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

                     The Aetna Fund                16%
                     Growth and Income Fund        40%
                     Growth Fund                   21%
                     Small Company Fund             5%

11. Certain Reclassifications

In accordance with Statement of Position 93-2, the Funds below had the following reclassifications:
                                          Accumulated           Accumulated
                                       Undistributed Net     Net Realized Gain
                           Paid-in     Investment Income   (Loss) on Investments
                           Capital
                          -----------  -----------------   ---------------------
Bond Fund                  $(105,801)      $  105,801           $        --
The Aetna Fund                                 31,158               (31,158)
Growth and Income Fund       (43,383)         858,895              (815,512)
Small Company Fund                            246,560              (246,560)
International Growth Fund    623,005        1,441,371            (2,064,376)

These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

                                            Aetna Mutual Funds Annual Report 101

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                              --------------------------------------------------
                                                Money Market Fund
                              --------------------------------------------------
                                                  Select Class
                              --------------------------------------------------
                                                   Ten-month
                               Year       Year      period     Year       Year
                              ended      ended      ended      ended      ended
                             October    October    October   December   December
                             31, 1996   31, 1995   31, 1994  31, 1993   31, 1992
                             ---------  ---------  --------- ---------- --------
Net asset value, beginning    $  1.00   $  1.00    $  1.00    $  1.00    $ 1.00
  of period ................
                              --------  --------   --------   --------   -------
  Income from investment operations:
  Net investment income ....     0.05      0.06       0.03       0.03      0.04
  Less distributions:
  From net investment           (0.05)    (0.06)     (0.03)     (0.03)    (0.04)
    income .................
                              ========  ========   ========   ========   =======
Net asset value, end of       $  1.00   $  1.00    $  1.00    $  1.00    $ 1.00
  period ...................
                              ========  ========   ========   ========   =======

Total return ...............     5.44%     5.95%      3.33%      3.29%     3.98%
Net assets, end of period     $323,281  $275,524   $161,756   $107,844   $36,522
  (000's) ..................
Ratio of total investment
  expenses to average net        0.30%     0.27%      0.21%      0.00%     0.00%
  assets* ..................
Ratio of net investment
  income to average net          5.30%     5.78%      4.05%      3.33%     3.93%
  assets* ..................
Ratio of net investment
  expense before
  reimbursement and waiver       0.83%     0.88%      0.85%      0.95%     1.04%
  to average net assets* ...
Ratio of net investment
  income before
  reimbursement and waiver       4.78%     5.17%      3.38%      2.38%     2.87%
  to average net assets* ...

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                    ----------------------------
                                                          Money Market Fund
                                                    ----------------------------
                                                            Adviser Class
                                                    ----------------------------
                                                                        Period
                                                    Year       Year      from
                                                   ended      ended   April 15,
                                                  October    October   1994 to
                                                    31,        31,   October 31,
                                                    1996       1995      1994
                                                  ---------  -------------------

Net asset value, beginning of period ............. $  1.00    $ 1.00    $ 1.00
                                                   --------   -------   -------
  Income from investment operations:
  Net investment income ..........................    0.05      0.06      0.03
  Less distributions:
  From net investment income .....................   (0.05)    (0.06)    (0.03)
                                                   ========   =======   =======
Net asset value, end of period ................... $  1.00    $ 1.00    $ 1.00
                                                   ========   =======   =======

Total return .....................................    5.44%     5.95%     2.41%
Net assets, end of period (000's) ................ $119,849   $78,726   $47,350
Ratio of total investment expenses
  to average net assets* ........................     0.30%     0.26%     0.21%

Ratio of net investment income to
  average net assets* ...........................     5.30%     5.79%     4.27%

Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* ........................     0.93%     0.87%     0.92%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* ........................     4.67%     5.19%     3.67%

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                            Aetna Mutual Funds Annual Report 103

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                                 ----------------------------
                                                        Government Fund
                                                 ----------------------------
                                                         Select Class
                                                 ----------------------------
                                                                   Ten-month
                                                  Year      Year     period
                                                 ended     ended     ended
                                                October   October   October
                                                  31,       31,       31,
                                                  1996      1995      1994
                                                --------- --------- ---------
Net asset value, beginning of period ..........  $10.01    $ 9.41    $10.00
                                                 -------   -------   -------
  Income from investment operations:
  Net investment income .......................    0.56      0.64      0.40
  Net realized and change in
    unrealized gain (loss) ....................   (0.13)     0.59     (0.63)
                                                 -------   -------   -------
    Total .....................................    0.43      1.23     (0.23)
  Less distributions:
  From net investment income ..................   (0.64)    (0.63)    (0.36)
                                                 =======   =======   =======
Net asset value, end of period ................  $ 9.80    $10.01    $ 9.41
                                                 =======   =======   =======

Total return ..................................    4.43%    13.58%    (2.37)%
Net assets, end of period (000's) .............  $10,662   $19,154   $26,110
Ratio of total investment expenses
  to average net assets* ......................     0.70%     0.70%     0.41%

Ratio of net investment income
  to average net assets* ......................     5.67%     6.79%     5.29%
  Ratio of net investment expense
    before reimbursement and waiver
    to average net assets* ....................     1.57%     1.30%     1.16%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* ......................     4.80%     6.19%     4.54%
Portfolio turnover rate .......................    50.48%   117.31%    43.63%

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                   -----------------------------
                                                           Government Fund
                                                   -----------------------------
                                                           Adviser Class
                                                   -----------------------------
                                                                       Period
                                                     Year      Year     from
                                                    ended     ended   April 15,
                                                   October   October   1994 to
                                                     31,       31,   October 31,
                                                     1996      1995     1994
                                                   --------- -------------------
Net asset value, beginning of period ...........    $10.00    $ 9.41    $9.67
                                                    -------   -------   ------
  Income from investment operations:
  Net investment income ........................      0.48      0.60     0.24
  Net realized and change in
    unrealized gain (loss)......................     (0.13)     0.56    (0.24)
                                                    -------   -------   ------
    Total ......................................      0.35      1.16     0.00
  Less distributions:
  From net investment income ...................     (0.56)    (0.57)   (0.26)
                                                    =======   =======   ======
Net asset value, end of period .................    $ 9.79    $10.00    $9.41
                                                    =======   =======   ======

Total return ...................................      3.75%    12.60%   (0.06)%
Net assets, end of period (000's) ..............    $  526    $  405    $ 151
Ratio of total investment expenses
  to average net assets* .......................      1.45%     1.51%    1.28%
Ratio of net investment income
  to average net assets* .......................      4.96%     6.02%    4.68%
Ratio of net investment expense before
  reimbursement and waiver
  to average net assets* .......................      2.32%     2.11%    2.11%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* .......................      4.09%     5.42%    3.85%
Portfolio turnover rate ........................     50.48%   117.31%   43.63%

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                            Aetna Mutual Funds Annual Report 105

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                             ---------------------------------------------------
                                                 Bond Fund
                             ---------------------------------------------------
                                                Select Class
                             ---------------------------------------------------
                                                  Ten-month
                               Year       Year      period     Year       Year
                              ended      ended      ended      ended      ended
                             October    October    October   December   December
                             31, 1996   31, 1995   31, 1994  31, 1993   31, 1992
                            --------   --------   --------  --------- ----------
Net asset value,
  beginning of period ....    $10.27     $ 9.58     $10.37    $ 9.99     $10.00
                             -------    -------    -------   -------    -------
  Income from investment operations:
  Net investment income ..     0.65       0.65       0.52      0.55       0.53
  Net realized and
    change in unrealized
    gain (loss) ..........    (0.15)      0.65      (0.86)     0.45       0.16
                             -------    -------    -------   -------    -------
    Total ................     0.50       1.30      (0.34)     1.00       0.69
  Less distributions:
  From net investment
    income ...............    (0.68)     (0.61)     (0.45)    (0.55)     (0.53)
  In excess of net
    investment income ....      0.00       0.00       0.00     (0.07)     (0.17)
                             =======    =======    =======   =======    =======
Net asset value,
  end of period ..........   $10.09     $10.27     $ 9.58    $10.37     $ 9.99
                             =======    =======    =======   =======    =======
Total return .............     5.09%     14.06%     (3.31)%   10.20%      7.23%
Net assets, end
  of period (000's) ......  $28,864    $32,778    $27,584   $46,788    $37,209
Ratio of total
  investment expenses
  to average net assets* .     0.75%      0.79%      0.76%     0.47%      0.05%
Ratio of net investment
  income to average
  net assets* ............     6.16%      6.56%      6.29%     5.34%      5.44%
Ratio of net investment
  expense before
  reimbursement and
  waiver to average
  net assets* ............     1.16%      1.06%      1.06%     1.01%      1.10%
Ratio of net investment
  income before
  reimbursement and
  waiver to average
  net assets* ............     5.75%      6.25%      5.98%     4.80%      4.39%

Portfolio turnover rate ..    42.33%     56.99%     51.80%    50.01%     57.05%

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                  ------------------------------
                                                            Bond Fund
                                                  ------------------------------
                                                          Adviser Class
                                                  ------------------------------
                                                                          Period
                                                    Year     Year      from
                                                   ended    ended   April 15,
                                                  October  October   1994 to
                                                    31,      31,   October 31,
                                                    1996     1995      1994
                                                  ------------------------------
Net asset value, beginning of period ..........    $10.27    $9.58    $ 9.92
                                                   -------   ------   -------
  Income from investment operations:
  Net investment income .......................      0.62     0.56      0.28
  Net realized and change in
    unrealized gain (loss).....................     (0.20)    0.66     (0.35)
                                                   -------   ------   -------
    Total .....................................      0.42     1.22     (0.07)
  Less distributions:
  From net investment income ..................     (0.60)   (0.53)    (0.27)
                                                   =======   ======   =======
Net asset value, end of period ................    $10.09    $10.27   $ 9.58
                                                   =======   ======   =======

Total return ..................................      4.27%    13.28%    (0.68)%
Net assets, end of period (000's) .............    $  877    $7,340   $25,405
Ratio of total investment
  expenses to average net assets* .............      1.50%    1.50%     1.49%

Ratio of net investment income
  to average net assets* ......................      5.47%    5.91%     5.36%

Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* ......................      1.91%    1.82%     1.81%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* ......................      5.06%    5.60%     5.04%
Portfolio turnover rate .......................     42.33%   56.99%    51.80%

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                            Aetna Mutual Funds Annual Report 107

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                ------------------------------------------------
                                                  The Aetna Fund
                                ------------------------------------------------
                                                   Select Class
                                ------------------------------------------------
                                                    Ten-month
                               Year       Year      period     Year       Year
                              ended      ended      ended      ended      ended
                             October    October    October   December   December
                             31, 1996   31, 1995   31, 1994  31, 1993   31, 1992
                                --------- --------- --------- ------------------
Net asset value, beginning of    $12.36    $10.65    $10.82    $10.18    $10.00
  period ......................
                                 -------   -------   -------   -------   -------
  Income from investment operations:
  Net investment income .......    0.31      0.35      0.23      0.34      0.43
  Net realized and change in
    unrealized gain (loss) ....    1.77      1.69     (0.28)     0.64      0.24
                                 -------   -------   -------   -------   -------
    Total .....................    2.08      2.04     (0.05)     0.98      0.67
  Less distributions:
  From net investment income ..   (0.35)    (0.33)    (0.12)    (0.30)    (0.39)
  In excess of net investment      0.00      0.00      0.00     (0.01)    (0.10)
    income ....................
  From realized gain on           (0.57)     0.00      0.00     (0.03)     0.00
    investments ...............
                                 =======   =======   =======   =======   =======
Net asset value, end of period   $13.52    $12.36    $10.65    $10.82    $10.18
                                 =======   =======   =======   =======   =======

Total return ..................   17.63%    19.45%    (0.42)%    9.84%     6.64%
Net assets, end of period       $88,625   $83,941   $76,267   $63,982   $37,726
  (000's) .....................
Ratio of total investment
  expenses to average net          1.31%     1.27%     1.09%     0.93%     0.07%
  assets* .....................
Ratio of net investment income
  to average net assets* ......    2.42%     3.14%     2.65%     3.21%     4.31%
Ratio of net investment
  expense before reimbursement
  and waiver to average net        1.31%     1.30%     1.32%     1.34%     1.47%
  assets* .....................
Ratio of net investment income
  before reimbursement and
  waiver to average net            2.42%     3.11%     2.42%     2.79%     2.91%
  assets* .....................
Portfolio turnover rate .......  117.88%   129.05%    86.10%    19.95%    13.35%
Average commission rate paid    $0.0557       --        --        --        --
  per share ...................

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                    ----------------------------
                                                           The Aetna Fund
                                                    ----------------------------
                                                            Adviser Class
                                                    ----------------------------
                                                                        Period
                                                     Year      Year      from
                                                    ended     ended   April 15,
                                                   October   October   1994 to
                                                     31,       31,   October 31,
                                                     1996      1995      1994
                                                   --------- -------------------
Net asset value, beginning of period .............  $12.34    $10.62    $10.54
                                                    -------   -------   -------
  Income from investment operations:
  Net investment income ..........................    0.20      0.23      0.19
  Net realized and change in
   unrealized gain ...............................    1.79      1.91      0.00
                                                    -------   -------   -------
    Total ........................................    1.99      2.14      0.19
  Less distributions:
  From net investment income .....................   (0.27)    (0.42)    (0.11)
  From realized gain on investments ..............   (0.57)     0.00      0.00
                                                    =======   =======   =======
Net asset value, end of period ...................  $13.49    $12.34    $10.62
                                                    =======   =======   =======

Total return .....................................   16.83%    18.32%     1.84%
Net assets, end of period (000's) ................  $3,783    $1,362    $26,396
Ratio of total investment expenses
  to average net assets* .........................    2.07%     2.04%     1.87%

Ratio of net investment income
  to average net assets* .........................    1.60%     2.61%     1.90%

Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* .........................    2.07%     2.07%     2.06%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* .........................    1.60%     2.58%     1.67%
Portfolio turnover rate ..........................  117.88%   129.05%    86.10%
Average commission rate paid per share ........... $0.0557       --        --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                            Aetna Mutual Funds Annual Report 109

Financial Highlights


Selected data for a fund share outstanding throughout each period:

                              --------------------------------------------------
                                             Growth and Income Fund
                              --------------------------------------------------
                                                  Select Class
                              --------------------------------------------------
                                                  Ten-month
                               Year       Year      period     Year       Year
                              ended      ended      ended      ended      ended
                             October    October    October   December   December
                             31, 1996   31, 1995   31, 1994  31, 1993   31, 1992
                              ---------  ---------  --------- ------------------

Net asset value, beginning    $ 13.46    $ 11.11    $ 11.03    $10.51    $10.00
  of period.
                              --------   --------   --------   -------   -------
  Income from investment operations:
  Net investment income .....    0.19       0.21       0.12      0.19      0.26
  Net realized and change in
    unrealized gain .........    3.09       2.27       0.04      0.50      0.51
                              --------   --------   --------   -------   -------
    Total ...................    3.28       2.48       0.16      0.69      0.77
  Less distributions:
  From net investment income    (0.24)     (0.13)     (0.08)    (0.16)    (0.26)
  From realized gain on         (0.76)      0.00       0.00     (0.01)     0.00
    investments .............
                              ========   ========   ========   =======   =======
Net asset value, end of       $ 15.74    $ 13.46    $ 11.11    $11.03    $10.51
  period ....................
                              ========   ========   ========   =======   =======

Total return ................   25.69%     22.58%      1.40%     6.58%     7.81%
Net assets, end of period    $377,784   $356,803   $301,360   $60,127   $31,473
  (000's) ...................
Ratio of total investment
  expenses to average net        1.08%      1.10%      0.92%     1.13%     0.33%
  assets* ...................
Ratio of net investment
  income to average net          1.35%      1.73%      1.51%     1.77%     2.83%
  assets* ...................
Ratio of net investment
  expense before
  reimbursement and waiver       1.08%      1.10%      1.03%     1.27%     1.72%
  to average net assets* ....
Ratio of net investment
  income before
  reimbursement and waiver       1.35%      1.73%      1.39%     1.55%     1.44%
  to average net assets* ....
Portfolio turnover rate .....  106.09%    127.43%     54.13%    23.60%    14.44%
Average commission rate paid
  per share ................. $0.0505         --         --        --        --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                   -----------------------------
                                                      Growth and Income Fund
                                                   -----------------------------
                                                           Adviser Class
                                                   -----------------------------
                                                                      Period
                                                    Year       Year     from
                                                    ended     ended   April 15,
                                                   October   October   1994 to
                                                     31,       31,   October 31,
                                                    1996       1995     1994
                                                   --------  -------------------
Net asset value, beginning of period ...........    $13.43    $11.08    $10.75
                                                    -------   -------   ------
  Income from investment operations:
  Net investment income ........................      0.08      0.12     0.11
  Net realized and change in
    unrealized gain ............................      3.08      2.31     0.30
                                                    -------   -------   ------
    Total ......................................      3.16      2.43     0.41
  Less distributions:
  From net investment income ...................     (0.14)    (0.08)   (0.08)
  From realized gain on investments ............     (0.76)     0.00     0.00
                                                    =======   =======   ======
Net asset value, end of period .................    $15.69    $13.43    $11.08
                                                    =======   =======   ======

Total return ...................................     24.70%    21.90%    3.71%
Net assets, end of period (000's) ..............    $6,638    $2,217   $5,740
Ratio of total investment
  expenses to average net assets* ..............      1.83%     1.84%    2.32%
Ratio of net investment
  income to average net assets* ................      0.55%     1.14%    1.74%

Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* .......................      1.83%     1.84%    2.42%
Ratio of net investment income
  before reimbursement and
  waiver to average net assets* ................      0.55%     1.14%    1.65%
Portfolio turnover rate ........................    106.09%   127.43%   54.13%
Average commission rate paid
  per share ....................................   $0.0505       --       --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                            Aetna Mutual Funds Annual Report 111

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                                 -----------------------------
                                                         Growth Fund
                                                 -----------------------------
                                                         Select Class
                                                 -----------------------------
                                                                   Ten-month
                                                  Year      Year     period
                                                 ended     ended     ended
                                                October   October   October
                                                  31,       31,       31,
                                                  1996      1995      1994
                                                --------- --------- ---------
Net asset value, beginning of period ........    $13.75    $10.78    $10.00
                                                 -------   -------   -------
  Income from investment operations:
  Net investment income .....................      0.03      0.04      0.09
  Net realized and change in
    unrealized gain .........................      2.39      3.02      0.69
                                                 -------   -------   -------
    Total ...................................      2.42      3.06      0.78
  Less distributions:
  From net investment income ................     (0.05)    (0.08)     0.00
  From realized gain on investments .........     (1.76)    (0.01)     0.00
                                                 =======   =======   =======
Net asset value, end of period ..............    $14.36    $13.75    $10.78
                                                 =======   =======   =======

Total return ................................     19.82%    28.79%     7.70%
Net assets, end of period (000's) ...........   $45,473   $36,936   $27,188
Ratio of total investment expenses
  to average net assets* ....................      1.28%     1.20%     0.92%
Ratio of net investment income
  to average net assets* ....................      0.20%     0.36%     1.10%

Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* ....................      1.28%     1.30%     1.42%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* ....................      0.20%     0.26%     0.60%
Portfolio turnover rate .....................    144.19%   171.75%   120.32%
Average commission rate
  paid per share ............................   $0.0598       --        --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                 -----------------------------
                                                         Growth Fund
                                                 -----------------------------
                                                        Adviser Class
                                                 -----------------------------
                                                                     Period
                                                  Year      Year      from
                                                 ended     ended   April 15,
                                                October   October   1994 to
                                                  31,       31,   October 31,
                                                  1996      1995      1994
                                                --------- ---------------------

Net asset value, beginning
  of period .................................    $13.63    $10.74    $10.26
                                                 -------   -------   -------
  Income from investment operations:
  Net investment income .....................     (0.08)    (0.06)    (0.02)
  Net realized and change in
    unrealized gain .........................      2.38      3.00      0.50
                                                 -------   -------   -------
    Total ...................................      2.30      2.94      0.48
  Less distributions:
  From net investment income ................      0.00     (0.05)     0.00
  From realized gain on
    investments .............................     (1.76)     0.00      0.00
                                                 =======   =======   =======
Net asset value, end of period ..............    $14.17    $13.63    $10.74
                                                 =======   =======   =======

Total return ................................     18.97%    27.92%     4.58%
Net assets, end of period (000's) ...........    $4,615    $1,727    $  417
Ratio of total investment expenses
  to average net assets* ....................      2.03%     2.03%     1.72%

Ratio of net investment income
  to average net assets* ....................     (0.59)%   (0.47)%   (0.25)%
Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* ....................      2.03%     2.14%     2.17%
Ratio of net investment
  income before reimbursement
  and waiver to average net assets* .........     (0.59)%   (0.58)%   (0.71)%
Portfolio turnover rate .....................    144.19%   171.75%   120.32%
Average commission rate paid
  per share .................................   $0.0598       --        --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.


                                        Aetna Mutual Funds Annual Report     113

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                                 -----------------------------
                                                      Small Company Fund
                                                 -----------------------------
                                                         Select Class
                                                 -----------------------------
                                                                    Ten-month
                                                  Year      Year     period
                                                 ended     ended     ended
                                                October   October   October
                                                  31,       31,       31,
                                                  1996      1995      1994
                                                --------- --------- ---------
Net asset value, beginning of period ........    $13.52    $10.39    $10.00
                                                 -------   -------   -------
  Income from investment operations:
  Net investment income .....................     (0.08)     0.00      0.02
  Net realized and change in
    unrealized gain .........................      2.64      3.15      0.37
                                                 -------   -------   -------
    Total ...................................      2.56      3.15      0.39
  Less distributions:
  From net investment income ................      0.00     (0.02)     0.00
  From realized gain on investments .........     (1.41)     0.00      0.00
                                                 =======   =======   =======
Net asset value, end of period ..............    $14.67    $13.52    $10.39
                                                 =======   =======   =======

Total return ................................     19.78%    30.39%     3.90%
Net assets, end of period (000's) ...........   $32,125   $33,511   $25,879
Ratio of total investment expenses
  to average net assets* ....................       1.44%     1.41%     1.15%

Ratio of net investment income
  to average net assets* ....................      (0.53)%   (0.01)%    0.21%
 Ratio of net investment
  expense before reimbursement and
  waiver to average net assets* .............      1.44%     1.49%     1.58%
Ratio of net investment income before
  reimbursement and waiver to
  average net assets* .......................     (0.53)%   (0.08)%   (0.22)%
Portfolio turnover rate .....................    163.21%   156.43%   116.28%
Average commission rate paid
  per share .................................   $0.0575       --        --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                 ------------------------------
                                                      Small Company Fund
                                                 ------------------------------
                                                         Adviser Class
                                                 ------------------------------
                                                                    Period
                                                  Year      Year      from
                                                 ended     ended   April 15,
                                                October   October   1994 to
                                                  31,       31,   October 31,
                                                  1996      1995      1994
                                                --------- ---------------------
Net asset value, beginning of period ........    $13.39    $10.35    $10.24
                                                 -------   -------   -------
  Income from investment operations:
  Net investment income .....................     (0.18)    (0.11)    (0.04)
  Net realized and change in
    unrealized gain .........................      2.62      3.15      0.15
                                                 -------   -------   -------
    Total ...................................      2.44      3.04      0.11
  Less distributions:
  From realized gain on investments .........     (1.41)     0.00      0.00
                                                 =======   =======   =======
Net asset value, end of period ..............    $14.42    $13.39    $10.35
                                                 =======   =======   =======

Total return ................................     19.02%    29.44%     0.98%
Net assets, end of period (000's) ...........    $3,884    $1,285    $  205
Ratio of total investment
  expenses to average net assets* ...........      2.20%     2.23%     1.78%
Ratio of net investment income
  to average net assets* ....................    (1.26)%   (0.89)%   (0.72)%

Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* ....................      2.20%     2.30%     2.14%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* ....................    (1.26)%   (0.97)%   (1.07)%
Portfolio turnover rate .....................    163.21%   156.43%   116.28%
Average commission rate paid per share ......    $0.0575       --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                            Aetna Mutual Funds Annual Report 115

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                ---------------------------------------------
                                            International Growth Fund
                                ---------------------------------------------
                                                  Select Class
                                ---------------------------------------------
                                                    Ten-month
                                  Year      Year     period     Year      Year
                                 ended     ended     ended      ended     ended
                                October   October   October   December  December
                                  31,       31,       31,        31,       31,
                                  1996      1995      1994      1993      1992
                                --------- --------- --------- ------------------
 Net asset value,
   beginning of period ........  $10.62    $11.56    $11.17    $ 8.88    $10.00
                                 -------   -------   -------   -------   -------
  Income from investment operations:
  Net investment income .......   0.03      0.11      0.06      0.05      0.06
  Net realized and change in
    unrealized gain (loss) ....   1.59     (0.09)     0.33      2.65     (1.15)
                                -------   -------   -------   -------   -------
    Total .....................   1.62      0.02      0.39      2.70     (1.09)
  Less distributions:
  From net investment income ..  (0.19)    (0.40)     0.00     (0.05)    (0.03)
  In excess of net investment     0.00      0.00      0.00     (0.34)     0.00
    income ....................
  From realized gain on          (0.26)    (0.56)     0.00     (0.02)     0.00
    investments ...............
                                -------   -------   -------   -------   -------
Net asset value, end of period  $11.79    $10.62    $11.56    $11.17    $ 8.88
                                =======   =======   =======   =======   =======

Total return ..................  15.61%    (0.04)%    3.49%    30.37%   (10.84)%
Net assets, end of period      $45,786   $25,102   $31,479   $39,847   $26,640
  (000's) .....................
Ratio of total investment
  expenses to average net         2.17%     1.37%     1.66%     1.48%     0.50%
  assets* .....................
Ratio of net investment income
  to average net assets* ......   0.40%     1.02%     0.71%     0.50%     1.36%
Ratio of net investment
  expense before reimbursement
  and waiver to average net       2.17%     1.50%     1.80%     1.77%     2.98%
  assets* .....................
Ratio of net investment income
  before reimbursement and
  waiver to average net           0.40%     0.88%     0.57%     0.20%    (1.12)%
  assets* .....................
Portfolio turnover rate ....... 135.92%    32.91%    81.67%   110.38%    81.74%
Average commission rate paid    $0.0178       --        --        --        --
  per share ...................

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                                    ----------------------------
                                                      International Growth Fund
                                                    ----------------------------
                                                            Adviser Class
                                                    ----------------------------
                                                                          Period
                                                     Year      Year      from
                                                    ended     ended   April 15,
                                                   October   October   1994 to
                                                     31,       31,   October 31,
                                                     1996      1995      1994
                                                   --------- -------------------
Net asset value, beginning of period .............. $10.59    $11.51    $11.24
                                                    -------   -------   -------
  Income from investment operations:
  Net investment income ...........................  (0.05)     0.03      0.01
  Net realized and change in unrealized gain          1.57     (0.20)     0.26
    (loss) ........................................
                                                    -------   -------   -------
    Total .........................................   1.52     (0.17)     0.27
  Less distributions:
  From net investment income ......................  (0.08)    (0.27)     0.00
  From realized gain on investments ...............  (0.26)    (0.48)     0.00
                                                    =======   =======   =======
Net asset value, end of period .................... $11.77    $10.59    $11.51
                                                    =======   =======   =======

Total return ......................................  14.67%    (0.81)%    2.40%
Net assets, end of period (000's) ................. $22,893   $26,464   $26,647
Ratio of total investment expenses
  to average net assets* ..........................    2.94%     2.12%     0.27%
  Ratio of net investment income
  to average net assets* ..........................   (0.42)%    0.27%     0.17%
  Ratio of net investment expense
  before reimbursement and waiver
  to average net assets* ..........................   2.94%     2.25%     2.41%
Ratio of net investment income
  before reimbursement and waiver
  to average net assets* ..........................  (0.42)%    0.14%     0.02%
Portfolio turnover rate ........................... 135.92%    32.91%    81.67%
Average commission rate paid per share ............ $0.0178       --        --

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.


                                            Aetna Mutual Funds Annual Report 117

                          Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Money Market Fund, Government Fund, Bond Fund, The Aetna Fund, Growth and Income Fund, Growth Fund, Small Company Fund (formerly Small Company Growth Fund) and International Growth Fund, portfolios of Aetna Series Fund, Inc. (the Funds), as of October 31, 1996, and the related statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for Select Class shares for each of the years in the two-year period ended October 31, 1996 and the ten-month period ended October 31, 1994 and financial highlights for the Adviser Class shares for each of the years in the two-year period ended October 31, 1996 and the period from April 15, 1994 (date of initial public offering) to October 31, 1994 and the financial highlights for each of the years in the two-year period ended December 31, 1993 for Select Class shares of the Money Market Fund, Bond Fund, The Aetna Fund, Growth and Income Fund and International Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for the years and periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                            KPMG Peat Marwick LLP
Hartford, Connecticut
December 6, 1996

                         Special Meeting of Shareholders
                                   (Unaudited)

On July 26, 1996, a Special Meeting of Shareholders of the Funds was held. At the meeting, shareholders in the Company voted to elect nine Directors, shareholders of each fund voted to approve a subadvisory agreement among their respective Fund, ALIAC and Aeltus and approve a new Investment Advisory Agreement between each Fund and ALIAC. In addition, shareholders of the Bond Fund voted to approve a change of investment objective and investment policy. Following is a brief description and the results of each vote.

A. Election of Directors

The following individuals were elected to serve as Directors of the Company. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors to the Company.

Director                                                Votes
    Fund                               Present         Cast For        Withheld
Morton Ehrlich
    Money Market Fund                  249,937,105       98.6%           1.4%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       98.1            1.9
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.9            0.1
    Small Company Fund                   2,368,033       99.6            0.4
    International Growth Fund            2,728,663       99.6            0.4
Maria T. Fighetti
    Money Market Fund                  249,937,105       98.6%           1.4%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       97.9            2.1
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.9            0.1
    Small Company Fund                   2,368,033       99.7            0.3
    International Growth Fund            2,728,663       96.5            3.5
David L. Grove
    Money Market Fund                  249,937,105       98.6%           1.4%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       97.9            2.1
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.9            0.1
    Small Company Fund                   2,368,033       99.7            0.3
    International Growth Fund            2,728,663       96.5            3.5

                                            Aetna Mutual Funds Annual Report 119

Director                                                Votes
    Fund                               Present         Cast For        Withheld
Timothy A. Holt
    Money Market Fund                  249,937,105       98.6%           1.4%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       98.1            1.9
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.3            0.7
    Growth Fund                          2,752,429       99.8            0.2
    Small Company Fund                   2,368,033       99.7            0.3
    International Growth Fund            2,728,663       99.7            0.3
Daniel P. Kearney
    Money Market Fund                  249,937,105       98.5%           1.5%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       97.9            2.1
    The Aetna Fund                       4,259,798       99.2            0.8
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.7            0.3
    Small Company Fund                   2,368,033       99.4            0.6
    International Growth Fund            2,728,663       99.3            0.7
Sidney Koch
    Money Market Fund                  249,937,105       98.4%           1.6%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       95.0            5.0
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.9            0.1
    Small Company Fund                   2,368,033       99.5            0.5
    International Growth Fund            2,728,663       99.7            0.3
Shaun P. Mathews
    Money Market Fund                  249,937,105       98.6%           1.4%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       98.1            1.9
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.8            0.2
    Small Company Fund                   2,368,033       99.7            0.3
    International Growth Fund            2,728,663       99.7            0.3

Director                                                Votes
    Fund                               Present         Cast For        Withheld
Corine T. Norgard
    Money Market Fund                  249,937,105       98.3%           1.7%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       95.0            5.0
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.9            0.1
    Small Company Fund                   2,368,033       99.7            0.3
    International Growth Fund            2,728,663       99.5            0.5
Richard G. Scheide
    Money Market Fund                  249,937,105       98.6%           1.4%
    Government Fund                        811,069       98.7            1.3
    Bond Fund                            2,294,486       98.0            2.0
    The Aetna Fund                       4,259,798       99.3            0.7
    Growth and Income Fund              19,527,605       99.9            0.1
    Growth Fund                          2,752,429       99.9            0.1
    Small Company Fund                   2,368,033       99.6            0.4
    International Growth Fund            2,728,663       99.7            0.3


B. Approval of Subadvisory Agreement

Shareholders of the Fund voted to approve a Subadvisory Agreement with Aeltus. (See Footnote 2, page 92, for a description of the services provided and the compensation arrangement defined by the terms of the agreement.)





Results of the vote were:
                                                                        Votes
Fund                            Present    Cast For   Cast Against   Abstaining
Money Market Fund             249,937,105    92.9%         2.9%          4.2%
Government Fund                   811,069    92.4          0.4           7.2
Bond Fund                       2,294,486    95.0          2.4           2.6
The Aetna Fund                  4,259,798    96.8          0.9           2.3
Growth and Income Fund         19,527,605    98.4          1.3           0.3
Growth Fund                     2,752,429    99.3          0.2           0.5
Small Company Fund              2,368,033    98.0          0.2           1.8
International Growth Fund       2,728,663    95.9          1.3           2.8

                                            Aetna Mutual Funds Annual Report 121

C. Approval of New Investment Advisory Agreement

Shareholders in each Fund voted to approve a new Investment Advisory Agreement (Agreement) between each Fund and ALIAC. For all Funds, the Agreement was updated in the following respects: the language was simplified where possible, the liability provisions made it clear that ALIAC is liable to the Fund for ALIAC's negligence, and it expanded ALIAC's ability to use brokerage commissions to pay Fund expenses.

Results of the vote were:
                                                                       Votes
Fund                            Present    Cast For   Cast Against   Abstaining
Money Market Fund            249,937,105    92.7%         3.1%          4.2%
Government Fund                  811,069    92.4          0.4           7.2
Bond Fund                      2,294,486    94.5          3.4           2.1
The Aetna Fund                 4,259,798    90.6          7.1           2.3
Growth and Income Fund        19,527,605    97.4          2.3           0.3
Growth Fund                    2,752,429    99.4          0.2           0.4
Small Company Fund             2,368,033    98.0          0.2           1.8
International Growth Fund      2,728,663    74.0         23.2           2.8

D. Restatement of Investment Objectives and Policies

Shareholders of the Bond Fund voted to restate the investment objective and related investment policy in order to expand the Bond Fund's authorized investments to include securities considered to be "investment grade" in addition to those considered "high quality." Essentially, this change allows the Bond Fund to increase the range of available investments by permitting Bond Fund's principal investments to be in the three highest rating categories rather than only the two highest categories. Results of the vote were:
                                                                       Votes
                           Present      Cast For    Cast Against     Abstaining
Bond Fund                  2,294,486      94.5%          3.4%           2.1%

[BACK COVER]

Aetna Series Fund, Inc.
151 Farmington Avenue
Hartford, CT 06156-8962



Aetna Money Market Fund
Aetna Government Fund
Aetna Bond Fund
The Aetna Fund
Aetna Growth and Income Fund
Aetna Growth Fund
Aetna Small Company Fund
Aetna International Growth Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus.


ANN.AET.2-2 (10/96) [Recycle symbol] Printed on recycled paper using soybean ink